                                                                    EXHIBIT 10.1
                                                                    ------------


            AMENDED AND RESTATED REDUCING REVOLVING LOAN AGREEMENT



                         Dated as of October 14, 1998



                                     among



                             HOLLYWOOD PARK, INC.



                            THE BANKS HEREIN NAMED



                               SOCIETE GENERALE
                               BANK OF SCOTLAND


                              as Managing Agents



                        FIRST NATIONAL BANK OF COMMERCE



                                  as Co-Agent



                                      and



                           BANK OF AMERICA NATIONAL
            TRUST AND SAVINGS ASSOCIATION, as Administrative Agent

                               TABLE OF CONTENTS
                               -----------------

                                                                                    Page
                                                                                    ----
ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS..........................................  2

     1.1   Defined Terms............................................................  2
     1.2   Use of Defined Terms..................................................... 43
     1.3   Accounting Terms......................................................... 43
     1.4   Rounding................................................................. 43
     1.5   Exhibits and Schedules................................................... 44
     1.6   References to "Borrower and its Subsidiaries"............................ 44
     1.7   Miscellaneous Terms...................................................... 44

ARTICLE 2 LOANS AND LETTERS OF CREDIT............................................... 45

     2.1   Loans-General............................................................ 45
     2.2   Alternate Base Rate Loans................................................ 46
     2.3   Eurodollar Rate Loans.................................................... 47
     2.4   Letters of Credit........................................................ 47
     2.5   Voluntary Reduction of Commitment........................................ 51
     2.6   Scheduled Reduction of Commitment........................................ 52
     2.7   Automatic Reduction of Commitment........................................ 52
     2.8   Optional Termination of Commitment....................................... 52
     2.9   Administrative Agent's Right to Assume Funds Available for Advances...... 52
     2.10  Swing Line............................................................... 53
     2.11  Facility Increase........................................................ 55
     2.12  Collateral and Guaranty.................................................. 57
     2.13  Release of Certain Collateral............................................ 57

ARTICLE 3 PAYMENTS AND FEES......................................................... 58

     3.1   Principal and Interest................................................... 58
     3.2   Upfront Fees............................................................. 59
     3.3   Ticking Fee.............................................................. 59
     3.4   Commitment Fees.......................................................... 60
     3.5   Letter of Credit Fees.................................................... 60
     3.6   Agency Fees.............................................................. 61
     3.7   Increased Commitment Costs............................................... 61
     3.8   Eurodollar Costs and Related Matters..................................... 61

     3.9   Late Payments............................................................ 65
     3.10  Computation of Interest and Fees......................................... 65
     3.11  Non-Banking Days......................................................... 66
     3.12  Manner and Treatment of Payments......................................... 66
     3.13  Funding Sources.......................................................... 67
     3.14  Failure to Charge Not Subsequent Waiver.................................. 68
     3.15  Administrative Agent's Right to Assume Payments Will be Made by
            Borrower................................................................ 68
     3.16  Fee Determination Detail................................................. 68
     3.17  Survivability............................................................ 68

ARTICLE 4 REPRESENTATIONS AND WARRANTIES............................................ 69

     4.1   Existence and Qualification; Power; Compliance With Laws................. 69
     4.2   Authority; Compliance With Other Agreements and Instruments and
            Government Regulations.................................................. 69
     4.3   No Governmental Approvals Required....................................... 70
     4.4   Subsidiaries............................................................. 70
     4.5   Financial Statements..................................................... 71
     4.6   No Other Liabilities; No Material Adverse Changes........................ 72
     4.7   Title to Property........................................................ 72
     4.8   Intangible Assets........................................................ 72
     4.9   Public Utility Holding Company Act....................................... 73
     4.10  Litigation............................................................... 73
     4.11  Binding Obligations...................................................... 73
     4.12  No Default............................................................... 73
     4.13  ERISA.................................................................... 73
     4.14  Regulation U; Investment Company Act..................................... 74
     4.15  Disclosure............................................................... 74
     4.16  Tax Liability............................................................ 74
     4.17  Projections.............................................................. 74
     4.18  Hazardous Materials...................................................... 75
     4.19  Gaming Laws.............................................................. 75
     4.20  Security Interests....................................................... 75

ARTICLE 5 AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION AND REPORTING
     REQUIREMENTS).................................................................. 78

     5.1   Payment of Taxes and Other Potential Liens............................... 78
     5.2   Preservation of Existence................................................ 78

     5.3   Maintenance of Properties................................................ 78
     5.4   Maintenance of Insurance................................................. 79
     5.5   Compliance With Laws..................................................... 79
     5.6   Inspection Rights........................................................ 79
     5.7   Keeping of Records and Books of Account.................................. 79
     5.8   Compliance With Agreements............................................... 79
     5.9   Use of Proceeds.......................................................... 80
     5.10  Future Collateral........................................................ 80
     5.11  New Subsidiary Guarantors................................................ 80
     5.12  Hazardous Materials Laws................................................. 81
     5.13  Intercompany Notes....................................................... 81
     5.14  Year 2000 Compliance..................................................... 81
     5.15  Certain Notifications.................................................... 81

ARTICLE 6 NEGATIVE COVENANTS........................................................ 83

     6.1   Payment of Subordinated Obligations...................................... 83
     6.2   Disposition of Property.................................................. 83
     6.3   Mergers.................................................................. 84
     6.4   Hostile Acquisitions..................................................... 84
     6.5   Distributions............................................................ 84
     6.6   ERISA.................................................................... 85
     6.7   Change in Nature of Business............................................. 85
     6.8   Liens and Negative Pledges............................................... 86
     6.9   Indebtedness and Guaranty Obligations.................................... 87
     6.10  Transactions with Affiliates............................................. 88
     6.11  Interest Coverage Ratio.................................................. 88
     6.12  Senior Funded Debt Ratio................................................. 89
     6.13  Funded Debt Ratio........................................................ 90
     6.14  Capital Expenditures..................................................... 90
     6.15  Investments.............................................................. 91
     6.16  Subsidiary Indebtedness.................................................. 92
     6.17  Amendments to Subordinated Obligations................................... 93
     6.18  Redemption or Repurchase of Louisiana First Mortgage Notes............... 93

ARTICLE 7 INFORMATION AND REPORTING REQUIREMENTS.................................... 94

     7.1   Financial and Business Information....................................... 94
     7.2   Compliance Certificates.................................................. 97

ARTICLE 8 CONDITIONS................................................................  98

     8.1   Initial Advances, Etc....................................................  98
     8.2   Acquisition of Future Collateral......................................... 103
     8.3   Any Advance, Etc......................................................... 104

ARTICLE 9 EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT...................... 105

     9.1   Events of Default........................................................ 105
     9.2   Remedies Upon Event of Default........................................... 107

ARTICLE 10 THE ADMINISTRATIVE AGENT................................................. 111

     10.1  Appointment and Authorization............................................ 111
     10.2  Administrative Agent and Affiliates...................................... 111
     10.3  Proportionate Interest in any Collateral................................. 111
     10.4  Banks' Credit Decisions.................................................. 112
     10.5  Action by Administrative Agent........................................... 112
     10.6  Liability of Administrative Agent........................................ 113
     10.7  Indemnification.......................................................... 114
     10.8  Successor Administrative Agent........................................... 115
     10.9  Foreclosure on Collateral................................................ 116
     10.10 No Obligations of Borrower............................................... 116

ARTICLE 11 MISCELLANEOUS............................................................ 117

     11.1  Cumulative Remedies; No Waiver........................................... 117
     11.2  Amendments; Consents..................................................... 117
     11.3  Costs, Expenses and Taxes................................................ 118
     11.4  Nature of Banks' Obligations............................................. 119
     11.5  Survival of Representations and Warranties............................... 119
     11.6  Notices.................................................................. 120
     11.7  Execution of Loan Documents.............................................. 120
     11.8  Binding Effect; Assignment............................................... 120
     11.9  Right of Setoff.......................................................... 123
     11.10 Sharing of Setoffs....................................................... 124
     11.11 Indemnity by Borrower.................................................... 124
     11.12 Nonliability of the Banks................................................ 126
     11.13 No Third Parties Benefited............................................... 127
     11.14 Confidentiality.......................................................... 127

     11.15  Further Assurances...................................................... 127
     11.16  Integration............................................................. 128
     11.17  Governing Law........................................................... 128
     11.18  Severability of Provisions.............................................. 128
     11.19  Headings................................................................ 128
     11.20  Time of the Essence..................................................... 128
     11.21  Foreign Banks and Participants.......................................... 128
     11.22  Hazardous Material Indemnity............................................ 129
     11.23  Gaming Boards........................................................... 130
     11.24  Waiver of Right to Trial by Jury........................................ 130
     11.25  Purported Oral Amendments............................................... 131

Exhibits
--------

A    -         Commitment Assignment and Acceptance
B    -         Compliance Certificate
C    -         Global Assignment and Release
D    -         Memorandum of Amendment (Preferred Ship's Mortgage)
E    -         Memorandum of Amendment (Trademark Collateral Assignment)
F    -         Model Deed of Trust Amendment
G    -         Note
H    -         Omnibus Ancillary Documents Amendment
I-1            Opinion of Counsel
I-2            Opinion of Counsel
I-3            Opinion of Counsel
I-4            Opinion of Counsel
I-5            Opinion of Counsel
I-6            Opinion of Counsel
J    -         Pricing Certificate
K    -         Request for Letter of Credit
L    -         Request for Loan


Schedules
---------

1.1            Bank Commitments
4.3            Governmental Approvals
4.4            Subsidiaries
4.7            Existing Liens, Negative Pledges and Rights of Others
4.8            Trademarks and Trade Names
4.10           Material Litigation
4.18           Environmental Matters
6.9            Existing Indebtedness
6.15           Existing Investments

            AMENDED AND RESTATED REDUCING REVOLVING LOAN AGREEMENT
            ------------------------------------------------------

                         Dated as of October 14, 1998


          This AMENDED AND RESTATED REDUCING REVOLVING LOAN AGREEMENT ("Agreement") is entered into by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8 (collectively, the "Banks" and
                                   ----
individually, a "Bank"), Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent.

                                   RECITALS
                                   --------

          A. Borrower has heretofore entered that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 (as amended, the "Prior Loan Agreement") with the Administrative Agent as the "Managing Agent" thereunder and the banks (the "Prior Banks") party thereto. The obligations of Borrower are guaranteed by all Significant Subsidiaries of Borrower pursuant to a Subsidiary Guaranty (as defined in the Prior Loan Agreement) and secured by the Collateral Documents (as defined in the Prior Loan Agreement).

          B. Borrower has entered into the Merger Agreement (defined below) with Casino Magic Corp. ("CMC") pursuant to which CMC and its Subsidiaries will become Subsidiaries of Borrower. Upon consummation of the Merger, which will occur on the Closing Date (as defined below), CMC and its Subsidiaries (other than the CMC Louisiana Subsidiaries and the Foreign
                   ----- ----
     Subsidiaries, each defined below) will join the Subsidiary Guaranty and Collateral Documents.

          C. Borrower has requested that the Prior Loan Agreement be amended to increase the Commitment, extend the Maturity Date and make certain other revisions, all as hereinafter set forth, to accommodate the Merger, the Redemption (as defined below) and future operations of Borrower and its Subsidiaries.

          D. Certain of the Prior Banks will not be a party to this Agreement, certain Banks were not a party to the Prior Loan Agreement and, with respect to certain of those Banks who are also Prior Banks, the Pro Rata Share of such Banks is different under this Agreement from that under the Prior Loan Agreement.

          E. Concurrently herewith, pursuant to the Global Assignment and Release (defined below), the Prior Banks have assigned, with the consent of Borrower, their rights and obligations under the Prior Loan Agreement to the Banks under this Agreement, and the Banks have assumed such rights and obligations as evidenced by this Agreement. Pursuant to the Global Assignment and Release, those Prior Banks which are not Banks under this Agreement are released from all further right and obligation under the Prior Loan Agreement.

          F. This Agreement gives effect to the Global Assignment and Release and amends and restates the Prior Loan Agreement in its entirety as requested by Borrower. Accordingly, the obligations of the parties under the Prior Loan Agreement, and under the Loan Documents referred to therein, are now obligations of the parties under this Agreement, and under the Loan Documents referred to herein.

          In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:


                                   ARTICLE 1
                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------


          1.1  Defined Terms.  As used in this Agreement, the following terms
               -------------
shall have the meanings set forth below:

          "Adjusted EBITDA" means, with respect to any fiscal period, EBITDA for
           ---------------
     that fiscal period plus (a) any pre-opening and related promotional
                        ----
     expenses recorded during that fiscal period for a new Gaming Property, plus
                                                                            ----
     (b) any transactional expenses incurred in connection with the acquisition of a new Gaming Property plus (c) the amount by which EBITDA for such
                              ----
     fiscal period would have been increased if the Merger had occurred on the first day of the fiscal period, but excluding (i) so long as the Louisiana
                                         ---------
     First Mortgage Notes are outstanding, EBITDA attributable to the CMC Louisiana Subsidiaries and (ii) EBITDA attributable to any Foreign Subsidiary except to the extent actually received in Dollars in the United
                ------
     States of America by Borrower, net of all taxes thereon imposed by the Laws of a jurisdiction other than the United States of America or a State
                       ----------
     thereof. EBITDA of a Foreign Subsidiary shall be deemed "received" by Borrower (y) to the extent a dividend is paid to Borrower by the Foreign Subsidiary, when such dividend is received in Dollars in the United States of America by Borrower and (z) to the extent that amounts are advanced as a loan to Borrower by the Foreign Subsidiary, when such advance is received in Dollars in the United States of America by Borrower provided that (A)
                                                            --------
     the aggregate outstanding amount of such advances shall at no time exceed the aggregate EBITDA of the Foreign Subsidiary attributable to Borrower's proportionate ownership of such Foreign Subsidiary which has not previously been dividended to Borrower and (B) the Indebtedness of Borrower to the Foreign Subsidiary arising from such advances is cancelled and offset by a dividend (which dividend shall not be deemed "received" for purposes of clause (y) above) paid by the Foreign Subsidiary to Borrower with respect to each Fiscal Year within three (3) months following the end of that Fiscal Year. If at any date the Louisiana First Mortgage Notes are not outstanding, EBITDA of the CMC Louisiana Subsidiaries shall be included in Adjusted EBITDA for the entire four (4) Fiscal Quarter period ended on that date.

          "Administrative Agent" means Bank of America National Trust and
           --------------------
     Savings Association, when acting in its capacity as the Administrative Agent under any of the Loan Documents, or any successor Administrative Agent.

          "Administrative Agent's Office" means the Administrative Agent's
           -----------------------------
     address as set forth on the signature pages of this Agreement, or such other address as the Administrative Agent hereafter may designate by written notice to Borrower and the Banks.

          "Advance" means any advance made or to be made by any Bank to Borrower
           -------
     as provided in Article 2, and includes each Alternate Base Rate Advance and
                    ---------      --------
     Eurodollar Rate Advance.

          "Affiliate" means, as to any Person, any other Person which directly
           ---------
     or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly or
                 --------
     indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities, or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to control such corporation, partnership or other Person.

          "Aggregate Effective Amount" means (a) as of any date of determination
           --------------------------
     and with respect to all Letters of Credit then outstanding, the sum of (i)
                                                                     ---
     the aggregate effective face amounts of all such Letters of Credit not then paid by the Issuing Bank plus (ii) the aggregate amounts paid by the
                              ----
     Issuing Bank under such Letters of Credit not then reimbursed to the Issuing Bank by Borrower pursuant to Section 2.4(d) and not the subject of
                                                  ------
     Advances made pursuant to Sections 2.4(e) and 2.4(f) as of any date of
                                        ------     ------
     determination and with respect to all Outside Letters of Credit then outstanding, the sum of (i) the aggregate effective face amounts of all
                      ---
     such Outside Letters of Credit not then paid by the issuing banks therefor plus (ii) the aggregate amounts paid by such issuing banks under such Outside Letters of Credit not then reimbursed to such issuing banks by Borrower.

          "Agreement" means this Amended and Restated Reducing Revolving Loan
           ---------
     Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

          "Alternate Base Rate" means, as of any date of determination, the rate
           -------------------
     per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of (a) the Reference Rate in effect on such date and (b) the
         ---------
     Federal Funds Rate in effect on such date plus 1/2 of 1% (50 basis points).

          "Alternate Base Rate Advance" means an Advance made hereunder and
           ---------------------------
     specified to be an Alternate Base Rate Advance in accordance with Article
                                                                       -------
     2.
     -

          "Alternate Base Rate Loan" means a Loan made hereunder and specified
           ------------------------
     to be an Alternate Base Rate Loan in accordance with Article 2.
                                                          ---------

          "Applicable Alternate Base Rate Margin" means, for each Pricing
           -------------------------------------
     Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

               Applicable
              Pricing Level                  Margin
              -------------                  ------
                     I                         0.0
                    II                        12.50
                   III                        37.50
                    IV                        62.50
                     V                        87.50
                    VI                       112.50

          "Applicable Commitment Fee Rate" means, for each Pricing Period, the
           ------------------------------
     rate set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:


                Applicable
              Pricing Level                 Commitment Fee
              -------------                 --------------
                     I                           25.00
                    II                           31.25
                   III                           37.50
                    IV                           37.50
                     V                           43.75
                    VI                           50.00

          "Applicable Eurodollar Rate Margin" means, for each Pricing Period,
           ---------------------------------
     the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                Applicable
              Pricing Level                  Margin
              -------------                  ------
                     I                       100.00
                    II                       125.00
                   III                       150.00
                    IV                       175.00
                     V                       200.00
                    VI                       225.00

          "Applicable Pricing Level" means (a) for the Pricing Period from the
           ------------------------
     Closing Date through November 30, 1998, Pricing Level V and (b) for each Pricing Period thereafter, the pricing level set forth below opposite the Funded Debt Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

              Pricing Level                 Funded Debt Ratio
              -------------                 -----------------
                    I                  Less than 2.00 to 1.00

                   II Equal to or greater than 2.00 to 1.00 but less than 2.50 to 1.00

                  III Equal to or greater than 2.50 to 1.00 but less than 3.00 to 1.00

                   IV Equal to or greater than 3.00 to 1.00 but less than 3.50 to 1.00

                    V Equal to or greater than 3.50 to 1.00 but equal to or less than 4.00 to 1.00

                   VI                  Greater than 4.00 to 1.00;

provided that (i) in the event that Borrower does not deliver a Pricing
--------
Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level for that Pricing Period shall be Pricing Level VI and (ii) in the event of any error in a Pricing Certificate, any resulting change to the

     Applicable Pricing Level shall be made retroactively (provided, that any
                                                           --------
     resulting decrease in the Applicable Alternate Base Rate Margin, Applicable Commitment Fee Rate and Applicable Eurodollar Rate Margin shall be recouped only as a credit against interest or commitment fees payable thereafter).

          "Applicable Standby Letter of Credit Fee" means, for each Pricing
           ---------------------------------------
     Period, the per annum rate set forth as the interest rate margin in the definition of "Applicable Eurodollar Rate Margin" opposite the Applicable Pricing Level for that Pricing Period.

          "Average Quarterly Funded Debt" means, as of the last day of each
           -----------------------------
     Fiscal Quarter, the average principal amount of all Funded Debt outstanding on the last day of each of the three fiscal months comprising such Fiscal Quarter.

          "Average Quarterly Senior Funded Debt" means, as of the last day of
           ------------------------------------
     each Fiscal Quarter, the average principal amount of all Senior Funded Debt outstanding on the last day of each of the three fiscal months comprising such Fiscal Quarter.

          "Bank" means each bank whose name is set forth in the signature pages
           ----
     of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8.
                                        ----

          "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or
           -----------
     Friday, other than a day on which banks are authorized or required to be
             ----------
     closed in California or New York.

          "Basket Expenditures" means (a) Capital Expenditures other than those
           -------------------                                 ----- ----
     permitted by clauses (a) through (d) of Section 6.14, (b)  Investments
                                      ---            ----
     other than those permitted by clauses (a) through (m) of Section 6.15 and
     ----- ----                                        ---            ----
     (c) Distributions permitted by Section 6.5(e).
                                            ------

          "Bay St. Louis Deeds of Trust" means the Deeds of Trust to be executed
           ----------------------------
     and delivered pursuant to Section 8.1 by Mardi Gras Casino Corp. and Bay
                                       ---
     St. Louis Casino Corp. covering the Bay St. Louis Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may, from time to time be supplemented, modified, amended, extended or supplanted.

          "Bay St. Louis Property" means (a) the real property and improvements
           ----------------------
     thereon known as "Casino Magic - Bay St. Louis" located in Bay St. Louis,

     Mississippi, comprised of approximately 590 acres of fee simple and 8.8 acres in various leasehold estates and related easements and appurtenances and (b) the real property located in Bay St. Louis, Mississippi adjacent to the foregoing comprised of approximately 25.6 acres in fee simple estate, excluding, however, the Property Held for Sale.
     ---------

          "Biloxi BT Deed of Trust" means the Deed of Trust executed and
           -----------------------
     delivered by Mississippi-I Gaming, L.P. covering the Biloxi BT Property, substantially in the form of the Model Deed of Trust, as amended by the Existing Deed of Trust Amendment, either as originally executed or as it may, from time to time be supplemented, modified, amended, extended or supplanted.

          "Biloxi BT Preferred Ship's Mortgage" means the preferred ship's
           -----------------------------------
     mortgage executed and delivered by Mississippi-I Gaming, L.P. covering the Biloxi BT Vessel, substantially in the form of the Model Preferred Ship's Mortgage, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Biloxi BT Property" means the real property and improvements thereon
           ------------------
     known as "Boomtown Biloxi Casino" located in Biloxi, Mississippi, comprised of approximately 9 acres in various leasehold estates and related easements and appurtenances.

          "Biloxi BT Vessel" means Boomtown I, a vessel documented under the
           ----------------
     Laws of the United States of America.

          "Biloxi CM Deeds of Trust" means the Deeds of Trust to be executed and
           ------------------------
     delivered pursuant to Section 8.1 by Biloxi Casino Corp. and Casino One
                                   ---
     Corporation covering the Biloxi CM Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may, from time to time be supplemented, modified, amended, extended or supplanted.

          "Biloxi CM Property" means the real property and improvements thereon
           ------------------
     known as "Casino Magic-Biloxi" located in Biloxi, Mississippi, comprised of approximately 5.4 acres of fee simple and 12.25 acres in various leasehold estates and related easements and appurtenances.

          "Capital Expenditure" means any expenditure by Borrower or the
           -------------------
     Restricted Subsidiaries for or related to fixed assets or purchased intangibles that is treated as a capital expenditure under Generally Accepted Accounting Principles, including
                                     ---------
     any amount which is required to be treated as an asset subject to a Capital Lease Obligation. The amount of Capital Expenditures in respect of fixed assets purchased or constructed by Borrower or any Restricted Subsidiary in any fiscal period shall be net of (a) the net sales proceeds received
                                ------
     during such fiscal period by Borrower or such Restricted Subsidiary for fixed assets sold by Borrower or such Restricted Subsidiary and (b) the casualty insurance proceeds received during such fiscal period by Borrower or such Restricted Subsidiary for casualties to fixed assets.

          "Capital Lease Obligations" means all monetary obligations of a Person
           -------------------------
     under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, is classified as a capital lease.

          "Cash" means, when used in connection with any Person, all monetary
           ----
     and non-monetary items owned by that Person that are treated as cash in accordance with Generally Accepted Accounting Principles, consistently applied.

          "Cash Equivalents" means, when used in connection with any Person,
           ----------------
     that Person's Investments in:

               (a) Government Securities due within one year after the date of the making of the Investment;

               (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year from the making of the Investment;

               (c) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements cov ering Government Securities executed by any Bank or any bank incorporated under the Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment;

               (d) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements cov ering Government Securities executed by any Bank or any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment;

               (e) repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934, as amended, having on the date of the Investment capital of at least $50,000,000, due within 90 days after the date of the making of the Investment; provided that the maker of
                                                    --------
          the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in such Government Securities or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment;

               (f) readily marketable commercial paper or other debt securities issued by corporations doing business in and incorporated under the Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clause
          (c) or (d) above given on the date of such Investment a credit rating
           -      -
          of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year after the date of the making of the Investment;

               (g) "money market preferred stock" issued by a corporation incorporated under the Laws of the United States of America or any State thereof (i) given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case having an investment period not exceeding 50 days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by a Bank or a bank described in clauses (c) or (d)
                                                                  -      -
          above; provided that (y) the amount of all such Investments issued by
                 --------
          the same issuer does not exceed $5,000,000 and (z) the aggregate amount of all such Investments does not exceed $15,000,000;

               (h) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (c) or (d) hereof, or a registered broker
                                      -      -
          or dealer described in clause (e) hereof, that has and maintains an
                                         -
          investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.); and

               (i) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the Laws of the United States of America, or a participation interest therein; provided that (i) commercial paper issued by such corporation
                   --------
          is given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and
          (iii) the aggregate amount of all such Investments does not exceed $15,000,000.

          "Cash Income Taxes" means, with respect to any fiscal period, taxes on
           -----------------
     or measured by income that are paid or currently payable in Cash in respect of that fiscal period.

          "Cash Interest Expense" means Interest Expense that is paid or
           ---------------------
     currently payable in Cash.

          "Certificate of a Responsible Official" means a certificate signed by
           -------------------------------------
     a Responsible Official of the Person providing the certificate.

          "Change in Control" means (a) any transaction or series of related
           -----------------
     transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 25% or more of the outstanding Common Stock, or
     (b) Borrower consolidates with or merges into another Person or transfers or leases its Properties and assets substantially as an entirety to any Person or any Person consolidates with or merges into Borrower, in either event pursuant to a transaction in which the outstanding Common Stock is converted into or exchanged for Cash, securities or other Property, with the effect that any Unrelated Person becomes the beneficial owner, directly or indirectly, of 25% or more of the outstanding Common Stock,

     (c) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new or replacement directors whose election by the board of directors, or whose nomination for election, was approved by a vote of at least a majority of the directors at the beginning of such period or whose election or nomination for reelection was previously so approved) cease for any reason to constitute a majority of the directors then in office or (d) any event or circumstance constituting a "change in control" or other similar occurrence under documentation evidencing or governing any Indebtedness of Borrower of $25,000,000 or more which results in an obligation of Borrower to prepay, purchase, offer to purchase, redeem or defease all or a portion of such Indebtedness. For purposes of the foregoing, the term "Unrelated Person" means any Person other than (i) a
                          ----------------                   ----------
     Subsidiary of Borrower or (ii) an employee stock ownership plan or other employee benefit plan covering the employees of Borrower and its Subsidiaries.

          "Closing Date" means the time and Banking Day on which the conditions
           ------------
     set forth in Section 8.1 are satisfied or waived.  The Administrative Agent
                          ---
     shall notify Borrower and the Banks of the date that is the Closing Date.

          "CMC" means Casino Magic Corp., a Minnesota corporation.
           ---

          "CMC Louisiana Assets" means all of the assets of the CMC Louisiana
           --------------------
     Subsidiaries, including the "Casino Magic-Bossier City" dockside casino in
                   ---------
     Bossier City, Louisiana.

          "CMC Louisiana Subsidiaries" means (a) Jefferson Casino Corporation, a
           --------------------------
     Louisiana corporation, (b) Casino Magic of Louisiana Corp., a Louisiana corporation, and (c) any Subsidiary of either of the foregoing.

          "Co-Agent" means First National Bank of Commerce.  The Co-Agent shall
           --------
     have no rights, duties or responsibilities under the Loan Documents beyond those of a Bank.

          "Code" means the Internal Revenue Code of 1986, as amended or replaced
           ----
     and as in effect from time to time.

          "Collateral" means all of the collateral covered by the Collateral
           ----------
     Documents. The Collateral shall not include the Property Held For Sale or any Foreign Assets.

          "Collateral Documents" means, collectively, the Security Agreement,
           --------------------
     the Trademark Collateral Assignment, the Pledge Agreement (Gaming Regulated), the Pledge Agreement (General), the Deeds of Trust, the Preferred Ship's Mortgages and any other security agreement, pledge agreement, deed of trust, mortgage, notice to or acknowledgment of a registrar or depositary institution, control agreement or other collateral security agreement executed and delivered by Borrower or any Subsidiary Guarantor (and executed by any third party whose signature is necessary) to secure the Obligations.

          "Commercial Letter of Credit" means each Letter of Credit issued to
           ---------------------------
     support the purchase of goods by Borrower which is determined to be a commercial letter of credit by the Issuing Bank.

          "Commitment" means, subject to Sections 2.5, 2.6, 2.7 and 2.11,
           ----------                             ---  ---  ---     ----
     $300,000,000. As of the Closing Date, the respective Pro Rata Shares of the Banks with respect to the Commitment are set forth in Schedule 1.1.
                                                               ------------
     From and after the Closing Date, the Pro Rata Shares set forth in Schedule
                                                                       --------
     1.1 may be subject to assignment pursuant to Section 11.8, with the portion
     ---                                                  ----
     of any Pro Rata Share so assigned being reflected in the applicable Commitment Assignment and Acceptance.

          "Commitment Assignment and Acceptance" means a commitment assignment
           ------------------------------------
     and acceptance substantially in the form of Exhibit A.
                                                 ---------

          "Common Stock" means the common stock of Borrower or its successor by
           ------------
     merger.

          "Compliance Certificate" means a certificate in the form of Exhibit B,
           ----------------------                                     ---------
     properly completed and signed by a Senior Officer of Borrower.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

          "Crystal Park Deed of Trust" means the Deed of Trust executed and
           --------------------------
     delivered by Crystal Park Hotel & Casino Development Co., LLC covering the Crystal Park Property, substantially in the form of the Model Deed of Trust, as amended by the Existing Deed of Trust Amendment, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Crystal Park Property" means the real property and improvements
           ---------------------
     thereon known as the "Crystal Park Hotel & Casino" located in Compton, California, comprised of approximately 1/2 acre in a fee simple estate, a leasehold estate in a portion of the air rights over that fee simple estate and approximately 40 acres in a leasehold estate and related easements and appurtenances.

          "Debtor Relief Laws" means the Bankruptcy Code of the United States of
           ------------------
     America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

          "Deeds of Trust" means, collectively, (a) the Existing Deeds of Trust,
           --------------
     (b) the Bay St. Louis Deeds of Trust and (c)  the Biloxi CM Deeds of Trust.

          "Default" means any event that, with the giving of any applicable
           -------
     notice or passage of time specified in Section 9.1, or both, would be an
                                                    ---
     Event of Default.

          "Default Rate" means the interest rate prescribed in Section 3.9.
           ------------                                                ---

          "Designated Default" means (a) an Event of Default described in
           ------------------
     Sections 9.1(a) or 9.1(b) or (b) an Event of Default arising out of a
              ---       ---
     breach of Sections 6.11, 6.12 or 6.13.
                        ----  ----    ----

          "Designated Deposit Account" means a deposit account to be maintained
           --------------------------
     by Borrower with Bank of America National Trust and Savings Association, as from time to time designated by Borrower by written notification to the Administrative Agent.

          "Designated Eurodollar Market" means, with respect to any Eurodollar
           ----------------------------
     Rate Loan, (a) the London Eurodollar Market, (b) if prime banks in the London Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Administrative Agent determines in good faith that the London Eurodollar Market does not represent at the relevant time the effective pricing to the Banks for deposits of Dollars in the London Eurodollar Market, the Cayman Islands Eurodollar Market or (c) if prime banks in the Cayman Islands Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Administrative

     Agent determines in good faith that the Cayman Islands Eurodollar Market does not represent at the relevant time the effective pricing to the Banks for deposits of Dollars in the Cayman Islands Eurodollar Market, such other Eurodollar Market as may from time to time be selected by the Administrative Agent with the approval of Borrower and the Requisite Banks.

          "Disposition" means the voluntary sale, transfer or other disposition
           -----------
     of any asset of Borrower or any of the Restricted Subsidiaries other than
                                                                    ----- ----
     (a) Cash, Cash Equivalents, Investments (other than Investments in any
                                              ----- ----
     Subsidiary of Borrower), inventory or other assets sold, leased or otherwise disposed of in the ordinary course of business of Borrower or a Restricted Subsidiary and (b) equipment sold or otherwise disposed of, where (i) substantially similar equipment in replacement thereof has theretofore been acquired, or as soon as is practicable under the circumstances thereafter is acquired, by Borrower or a Restricted Subsidiary, or (ii) Borrower or the Restricted Subsidiary determines in good faith that the failure to replace such equipment will not be detrimental to the business of Borrower or the Restricted Subsidiary.

          "Disqualified Stock" means any capital stock, warrants, options or
           ------------------
     other rights to acquire capital stock (but excluding any debt security which is convertible into, or exchangeable for, capital stock), which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date; provided that the
                                                   --------
     aforementioned interests shall not be Disqualified Stock if they are redeemable prior to the Maturity Date only if the board of directors of Borrower determines in its judgment that as a result of a holder or beneficial owner owning such interests (i) Borrower or a Subsidiary of Borrower has lost or may lose any license or franchise from any Gaming Board held by Borrower or any Subsidiary of Borrower necessary to conduct any portion of the business of Borrower or such Subsidiary of Borrower or
     (ii) any Gaming Board has taken or may take action to materially restrict or impair the operations of Borrower or its Subsidiaries, which license, franchise or action is conditioned upon some or all of the holders or beneficial owners of such interests being licensed or found qualified or suitable to own such interests.

          "Distribution" means, with respect to any shares of capital stock or
           ------------
     any warrant or option to purchase an equity security or other equity security issued by a Person, (a) the retirement, redemption, purchase or other acquisition for Cash or for Property by such Person of any such security, (b) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Property on or with respect to any such security, (c) any Investment by such Person in the holder of 5% or more of any such security if a purpose of such Investment is to avoid characterization of the transaction as a Distribution and (d) any other payment in Cash or Property by such Person constituting a distribution under applicable Laws with respect to such security.

          "Dollars" or "$" means United States dollars.
           -------      -

          "Domestic Reference Bank" means Bank of America National Trust and
           -----------------------
     Savings Association.

          "EBITDA" means, with respect to any fiscal period, the sum of (a) Net
           ------                                                --- --
     Income for that fiscal period, plus (b) any extraordinary loss reflected in
                                    ----
     such Net Income, minus (c) any extraordinary gain reflected in such Net
                      -----
     Income, plus (d) Interest Expense for that fiscal period, plus (e) the
             ----                                              ----
     aggregate amount of federal and state taxes on or measured by income for that fiscal period (whether or not payable during that fiscal period), plus
                                                                            ----
     (f) depreciation, amortization and all other non-cash expenses for that fiscal period, in each case as determined in accordance with Generally Accepted Accounting Principles and, in the case of items (d), (e) and (f),
                                                              ---  ---     ---
     only to the extent reflected in the determination of Net Income for that fiscal period.

          "Eligible Assignee" means (a) another Bank, (b) with respect to any
           -----------------
     Bank, any Affiliate of that Bank, (c) any commercial bank having a combined capital and surplus of $100,000,000 or more, (d) any (i) savings bank, savings and loan association or similar financial institution or (ii) insurance company engaged in the business of writing insurance which, in either case (A) has a net worth of $200,000,000 or more, (B) is engaged in the business of lending money and extending credit under credit facilities substantially similar to those extended under this Agreement and (C) is operationally and procedurally able to meet the obligations of a Bank hereunder to the same degree as a commercial bank and (e) any other financial institution (including a mutual fund or other fund) having total
                            ---------
     assets of $100,000,000 or more which meets the requirements set forth in subclauses (B) and (C) of clause (d) above; provided that (I) each Eligible
                                                 --------
     Assignee must either (a) be organized under the Laws of the United States of America, any State thereof or the District of Columbia or (b) be organized under the Laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country and (i) act hereunder through a branch, agency or funding office located in the United States of America and (ii) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to Section 11.21 and (II) to the extent
                                         -----
     required under applicable Gaming Laws, each Eligible Assignee must be registered with, approved by, or not disapproved by (whichever may be required under applicable Gaming Laws), all applicable Gaming Boards.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
     any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

          "ERISA Affiliate" means each Person (whether or not incorporated)
           ---------------
     which is required to be aggregated with Borrower pursuant to Section 414 of the Code.

          "Eurodollar Banking Day" means any Banking Day on which dealings in
           ----------------------
     Dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

          "Eurodollar Lending Office" means, as to each Bank, its office or
           -------------------------
     branch so designated by written notice to Borrower and the Administrative Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is designated by a Bank, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

          "Eurodollar Market" means a regular established market located outside
           -----------------
     the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

          "Eurodollar Obligations" means eurocurrency liabilities, as defined in
           ----------------------
     Regulation D or any comparable regulation of any Governmental Agency having jurisdiction over any Bank.

          "Eurodollar Period" means, as to each Eurodollar Rate Loan, the period
           -----------------
     commencing on the date specified by Borrower pursuant to Section 2.1(b) and
                                                                      ---
     ending 1, 2, 3 or 6 months (or, with the written consent of all of the Banks, any other period) thereafter, as specified by Borrower in the applicable Request for Loan; provided that:
                                  --------

               (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

               (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the next succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Banking Day;

               (c) Borrower may not specify a Eurodollar Period that extends beyond the next Reduction Date unless the sum of (i) the aggregate
                                                    ---
          principal amount of the Eurodollar Loans having a Eurodollar Period ending after such Reduction Date plus (ii) the Aggregate Effective
                                           ----
          Amount under Letters of Credit for which the expiry date is after such Reduction Date, does not exceed the Commitment (after giving effect to any reduction thereto scheduled to be made on such Reduction Date pursuant to Section 2.6); and
                              ---

               (d)  No Eurodollar Period shall extend beyond the Maturity Date.

          "Eurodollar Rate" means, with respect to any Eurodollar Rate Loan, the
           ---------------
     interest rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) at which deposits in Dollars are offered by the Eurodollar Reference Bank to prime banks in the Designated Eurodollar Market at or about 11:00 a.m. local time in the Designated Eurodollar Market, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of the Advance made by the Eurodollar Reference Bank with respect to such Eurodollar Rate Loan and for a period of time comparable to the number of days in the applicable Eurodollar Period.

          "Eurodollar Rate Advance" means an Advance made hereunder and
           -----------------------
     specified to be a Eurodollar Rate Advance in accordance with Article 2.
                                                                  ---------

          "Eurodollar Rate Loan" means a Loan made hereunder and specified to be
           --------------------
     a Eurodollar Rate Loan in accordance with Article 2.
                                               ---------

          "Eurodollar Reference Bank" means Bank of America National Trust and
           -------------------------
     Savings Association.

          "Event of Default" shall have the meaning provided in Section 9.1.
           ----------------                                             ---

          "Excess Property" means, collectively, the Hollywood Park Excess
           ---------------
     Property and the Phoenix Excess Property.

          "Existing Deeds of Trust" means (a) the Hollywood Park Deed of Trust,
           -----------------------
     (b) the Crystal Park Deed of Trust, (c) the Phoenix Deed of Trust, (d) the Reno Deed of Trust, (e) the Biloxi BT Deed of Trust and (f) the New Orleans Deed of Trust.

          "Existing Deed of Trust Amendment" means, with respect to each of the
           --------------------------------
     Existing Deeds of Trust, the Existing Deed of Trust Amendment to be executed and delivered pursuant to Section 8.1 by the appropriate trustor
                                                ---
     under the Existing Deeds of Trust substantially in the form of the Model Deed of Trust Amendment.

          "Existing Subordinated Notes" means the Series B 9.5% Senior
           ---------------------------
     Subordinated Notes due 2007 of Borrower and Hollywood Park Operating
     Company.

          "Facility Increase" means an increase in the Commitment pursuant to
           -----------------
     Section 2.11.
             ----

          "Facility Increase Amount" means the amount by which the Commitment is
           ------------------------
     increased pursuant to a Facility Increase.

          "Federal Funds Rate" means, as of any date of determination, the rate
           ------------------
     set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

          "FIRREA" means the Financial Institutions Reform, Recovery and
           ------
     Enforcement Act of 1989, as it may be amended from time to time.

          "Fiscal Quarter" means the fiscal quarter of Borrower ending on each
           --------------
     March 31, June 30, September 30 and December 31.

          "fiscal period" refers to a Fiscal Quarter, Fiscal Year or such other
           -------------
     measurement period as the context of such reference requires.

          "Fiscal Year" means the fiscal year of Borrower ending on each
           -----------
     December 31.

          "Foreign Assets" means assets of Borrower and its Subsidiaries that
           --------------
     are located outside the United States of America.

          "Foreign Subsidiaries" means (a) Casino Magic Neuquen, S.A., an
           --------------------
     Argentina corporation, (b) Casino Magic Support Services, S.A., an Argentina corporation and (c) any other Subsidiary of Borrower that is organized under the Laws of a jurisdiction outside the United States of America and substantially all of the assets of which are located outside the United States of America.

          "Funded Debt" means, as of any date of determination (without
           -----------
     duplication and on a consolidated basis), the sum of (a) all principal
                                                   ---
     Indebtedness of Borrower and the Restricted Subsidiaries for borrowed money (including debt securities issued by Borrower and the Restricted
      ---------
     Subsidiaries) on that date plus (b) the aggregate amount of the principal
                                ----
     portion of all Capital Lease Obligations of Borrower and the Restricted Subsidiaries on that date, but excluding (y) so long as the Louisiana First
                                    ---------
     Mortgage Notes are outstanding, any Funded Debt of the CMC Louisiana Subsidiaries and (z) any Funded Debt of Foreign Subsidiaries.

          "Funded Debt Ratio" means, as of the last day of each Fiscal Quarter,
           -----------------
     the ratio of (a) Average Quarterly Funded Debt to (b) Adjusted EBITDA for
         ----- --                                   --
     the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters.

          "Gaming Board" means, collectively, (a) the California Horse Racing
           ------------
     Board, (b) the California Attorney General (acting pursuant to the California Gambling Control Act), (c) the Nevada Gaming Commission, (d) the Nevada State Gaming Control Board, (e) the Arizona Racing Commission, (f) the Mississippi Gaming Commission, (g) the Mississippi State Tax Commission, (h) the

     Louisiana Gaming Control Board, (i) the Washington Gambling Commission and
     (j) any other Governmental Agency that holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrower and the Restricted Subsidiaries within its jurisdiction.

          "Gaming Laws" means all Laws pursuant to which any Gaming Board
           -----------
     possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrower and the Restricted Subsidiaries within its jurisdiction.

          "Gaming Properties" means, collectively, (a) Hollywood Park Race Track
           -----------------
     and Hollywood Park-Casino, (b) Crystal Park Hotel & Casino, (c) Turf Paradise Race Track, (d) Boomtown Hotel & Casino in Verdi, Nevada, (e) Boomtown New Orleans Casino near New Orleans, Louisiana, (f) Boomtown Casino in Biloxi, Mississippi, (g) Legends Casino in Toppenish, Washington,
     (h) Casino Magic Casino in Biloxi, Mississippi, (i) Casino Magic Casino in Bay St. Louis, Mississippi, (j) Casino Magic Casino in Bossier City, Louisiana and (k) any other gaming or entertainment facility hereafter owned by Borrower or any Restricted Subsidiary.

          "Generally Accepted Accounting Principles" means, as of any date of
           ----------------------------------------
     determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently
                                                            ------------
     applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

          "Global Assignment and  Release" means the global assignment and
           ------------------------------
     release to be executed and delivered by the Prior Banks, the Banks and Borrower as of the Closing Date, in the form of Exhibit C.
                                                     ---------

          "Government Securities" means readily marketable (a) direct full faith
           ---------------------
     and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and
     (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the

     United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

          "Governmental Agency" means (a) any international, foreign, federal,
           -------------------
     state, county or municipal government, or political subdivision thereof,
     (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (c) any court or administrative tribunal of competent jurisdiction.

          "Guaranty Obligation" means, as to any Person, any (a) guarantee by
           -------------------
     that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such
                 ---------
     obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term Guaranty Obligation shall not include
     -----------------
     endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation in respect of Indebtedness shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith. The amount of any other Guaranty Obligation shall be deemed to be zero unless and until the amount thereof has been (or in accordance with Financial Accounting Standards Board Statement No. 5 should
     be) quantified and reflected or disclosed in the consolidated financial statements (or notes thereto) of Borrower and the Restricted Subsidiaries.

          "Hazardous Materials" means substances defined as "hazardous
           -------------------
     substances" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., or as "hazardous", "toxic" or "pollutant" substances or as "solid waste" pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et seq., or as "friable asbestos" pursuant to the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq. or any other applicable

     Hazardous Materials Law, in each case as such Laws are amended from time to time.

          "Hazardous Materials Laws" means all Laws governing the treatment,
           ------------------------
     transportation or disposal of Hazardous Materials applicable to any of the Real Property.

          "Hollywood Park Deed of Trust" means the Deed of Trust executed and
           ----------------------------
     delivered by Borrower covering the Hollywood Park Property, substantially in the form of the Model Deed of Trust, as amended by the Existing Deed of Trust Amendment, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Hollywood Park Excess Property" means up to 110 undeveloped acres of
           ------------------------------
     the Hollywood Park Property (excluding the Hollywood Park Stadium Property)
                                  ---------
     that may, upon request of Borrower, be released from the Lien of the Hollywood Park Deed of Trust in connection with the sale thereof to a Person that is not an Affiliate of Borrower, subject to the conditions therein set forth and to compliance with Section 2.13.
                                                      ----

          "Hollywood Park Property" means the real property and improvements
           -----------------------
     thereon known as the "Hollywood Park Race Track" and the "Hollywood Park Casino" located in Inglewood, California, comprised of approximately 378 acres in a fee simple estate and related easements and appurtenances.

          "Hollywood Park Stadium Property" means up to 50 undeveloped acres of
           -------------------------------
     the Hollywood Park Property (excluding the Hollywood Park Excess Property)
                                  ---------
     that may, upon request of Borrower, be released from the Lien of the Hollywood Park Deed of Trust in connection with the construction of a new sports/ entertainment stadium or facility, subject to the conditions therein set forth and to compliance with Section 2.13.
                                                      ----

          "Indebtedness" means, as to any Person (without duplication), (a)
           ------------
     indebtedness of such Person for borrowed money or for the deferred purchase price of Property (excluding trade and other accounts payable in the ordinary course of business in accordance with ordinary trade terms), including any Guaranty Obligation for any such indebtedness, (b)
     ---------
     indebtedness of such Person of the nature described in clause (a) that is non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the value of such assets, (c) Capital Lease Obligations of such Person, (d) indebtedness of such Person arising under bankers' acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person and (f) any net obligations of such Person under Swap Agreements.

          "Indiana Project" means the acquisition or construction of a riverboat
           ---------------
     and the construction of appropriate dockside facilities (including a hotel
                                                              ---------
     and entertainment complex) in Switzerland County, Indiana.

          "Intangible Assets" means assets that are considered intangible assets
           -----------------
     under Generally Accepted Accounting Principles, including customer lists,
                                                     ---------
     goodwill, computer software, copyrights, trade names, trademarks and patents.

          "Intercompany Notes" means the intercompany promissory notes required
           ------------------
     pursuant to Section 5.13.
                         ----

          "Interest Charges" means, as of the last day of any fiscal period, the
           ----------------
     sum of (a) Cash Interest Expense for that fiscal period plus (b) all
     --- --                                                  ----
     interest currently payable in Cash (other than the arrangement fee and
                                         ----- ----
     upfront fees payable pursuant to Sections 3.2 and 3.3) incurred during that
                                               ---     ----
     fiscal period which is capitalized under Generally Accepted Accounting Principles, but excluding (i) so long as the Louisiana First Mortgage Notes
                     ---------
     are outstanding, Interest Charges attributable to the CMC Louisiana Subsidiaries and (ii) Interest Charges attributable to any Foreign Subsidiary except to the extent that EBITDA attributable to that Foreign Subsidiary is included within Adjusted EBITDA.

          "Interest Coverage Ratio" means, as of the last day of each Fiscal
           -----------------------
     Quarter, the ratio of (a) Adjusted EBITDA for the fiscal period consisting
                  ----- --
     of that Fiscal Quarter and the three immediately preceding Fiscal Quarters minus (i) the aggregate Maintenance Capital Expenditures made in that
     -----
     fiscal period and minus (ii) Cash Income Taxes paid in that fiscal period
                       -----
     and minus (iii) Distributions consisting of dividends on capital stock of
         -----
     Borrower made in Cash during that fiscal period to (b) Interest Charges for
                                                     --
     that fiscal period.

          "Interest Differential" means, with respect to any prepayment of a
           ---------------------
     Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period and with respect to any failure to borrow a Eurodollar Rate Loan on the date or in the amount specified in any Request for Loan, (a) the Eurodollar Rate payable (or, with respect to a failure to borrow, the Eurodollar Rate which would have been payable) with respect to the Eurodollar Rate Loan minus (b) the
                          -----

     Eurodollar Rate on, or as near as practicable to the date of the prepayment or failure to borrow for a Eurodollar Rate Loan with an Interest Period commencing on such date and ending on the last day of the Interest Period of the Eurodollar Rate Loan so prepaid or which would have been borrowed on such date.

          "Interest Expense" means, as of the last day of any fiscal period, the
           ----------------
     sum of (a) all interest, fees and finance charges paid or payable (without
     ------
     duplication, on a consolidated basis) for that fiscal period by Borrower and the Restricted Subsidiaries to a lender for money borrowed (including
                                                                     ---------
     any obligations for fees and finance charges payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under Generally Accepted Accounting Principles, plus (b) the portion of rent paid or payable (without
                 ----
     duplication, on a consolidated basis) for that fiscal period by Borrower and the Restricted Subsidiaries under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13.

          "Interest Period" means, with respect to any Eurodollar Rate Loan, the
           ---------------
     related Eurodollar Period.

          "Investment" means, when used in connection with any Person, any
           ----------
     investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any
                                                                   ---------
     partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (minus any return of
                                                       -----
     capital with respect to such Investment which has actually been received in Cash or Cash Equivalents or has been converted into Cash or Cash Equivalents), without adjustment for subsequent increases or decreases in the value of such Investment.

          "Issuing Bank" means Bank of America National Trust and Savings
           ------------
     Association.

          "Joining Subsidiary Guarantors" means (a) CMC and (b) all Significant
           -----------------------------
     Subsidiaries of CMC other than (i) the CMC Louisiana Subsidiaries and (ii)
                         ----------
     the Foreign Subsidiaries.

          "Laws" means, collectively, all international, foreign, federal, state
           ----
     and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents, including, without limitation, Gaming Laws.

          "Lead Arranger" means BancAmerica Securities, Inc. and its successors.
           -------------

          "Letters of Credit" means any of the Commercial Letters of Credit or
           -----------------
     Standby Letters of Credit issued by the Issuing Bank under the Commitment pursuant to Section 2.4, either as originally issued or as the same may be
                         ---
     supplemented, modified, amended, renewed, extended or supplanted.

          "License Revocation" means the revocation, failure to renew or
           ------------------
     suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any casino, gambling or gaming license issued by any Gaming Board covering any casino or gaming facility of Borrower or any Restricted Subsidiary.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
     assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any agreement to grant any of
                                        ---------
     the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary
                                                ----- ----
     financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

          "Loan" means the aggregate of the Advances made at any one time by the
           ----
     Banks pursuant to Article 2.
                       ---------

          "Loan Documents" means, collectively, this Agreement, the Notes, the
           --------------
     Subsidiary Guaranty (General), the Subsidiary Guaranty (Crystal Park), the Swing Line Documents, the Collateral Documents, any Secured Swap Agreement, the Global Assignment and Release, the Omnibus Ancillary Documents Amendment and any other agreements of any type or nature hereafter executed and delivered by Borrower or any of the Subsidiary Guarantors to the Administrative Agent or to any Bank in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

          "Louisiana First Mortgage Notes" means the $115,000,000 First Mortgage
           ------------------------------
     Notes of Casino Magic of Louisiana Corp., secured by a first mortgage and security interest in the CMC Louisiana Assets.

          "Louisiana First Mortgage Note Indenture" means the Indenture dated as
           ---------------------------------------
     of August 22, 1996 governing the Louisiana First Mortgage Notes.

          "Maintenance Capital Expenditure" means a Capital Expenditure for the
           -------------------------------
     maintenance, repair, restoration or refurbishment of any Gaming Property of Borrower or any of the Restricted Subsidiaries, but excluding any Capital
                                                         ---------
     Expenditure which materially adds to and improves such Gaming Property.

          "Managing Agents" means Societe Generale and Bank of Scotland.  The
           ---------------
     Managing Agents shall have no rights, duties or responsibilities under the Loan Documents beyond those of a Bank.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
     Regulation G or U.

          "Material Adverse Effect" means any set of circumstances or events
           -----------------------
     which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document,
     (b) is or could reasonably be expected to be material and adverse to the business or condition (financial or otherwise) of Borrower and the Restricted Subsidiaries, taken as a whole or (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower and the Significant Subsidiaries, taken as a whole, to perform the Obligations.

          "Maturity Date" means December 31, 2003.
           -------------

          "Memorandum of Amendment (Preferred Ship's Mortgage)" means a
           ---------------------------------------------------
     Memorandum of Amendment (Preferred Ship's Mortgage) in the form of Exhibit
     D.
     -

          "Memorandum of Amendment (Trademark Collateral Assignment)" means a
           ---------------------------------------------------------
     Memorandum of Amendment (Trademark Collateral Assignment) in the form of Exhibit E.
             -

          "Merger" means the merger of Merger Sub with and into CMC pursuant to
           ------
     the Merger Agreement.

          "Merger Agreement" means the Agreement and Plan of Merger dated as of
           ----------------
     February 19, 1998 among Borrower, Merger Sub and CMC, as amended through the Closing Date.

          "Merger Sub" means HP Acquisition II, Inc., a wholly-owned Subsidiary
           ----------
     of Borrower.

          "Mississippi First Mortgage Notes" means the $135,000,000 First
           --------------------------------
     Mortgage Notes of CMC secured by a first mortgage on substantially all of the Biloxi CM Property and the Bay St. Louis Property.

          "Mississippi First Mortgage Note Indenture" means the Indenture dated
           -----------------------------------------
     October 14, 1993 governing the Mississippi First Mortgage Notes.

          "Model Deed of Trust" means the deed of trust in the form of Exhibit C
           -------------------                                         ---------
     to the Prior Loan Agreement.

          "Model Deed of Trust Amendment" means a Deed of Trust Amendment in the
           -----------------------------
     form of Exhibit F.
             ---------

          " Model Landlord Consent and Agreement" means the landlord consent and
            ------------------------------------
     agreement in the form of Exhibit D to the Prior Loan Agreement..
                              ---------

          "Model Preferred Ship's Mortgage" means the preferred ship's mortgage
           -------------------------------
     in the form of Exhibit E to the Prior Loan Agreement.
                    ---------

          "Multiemployer Plan" means any employee benefit plan of the type
           ------------------
     described in Section 4001(a)(3) of ERISA to which Borrower or any of its ERISA Affiliates contribute or are obligated to contribute.

          "Negative Pledge" means a Contractual Obligation which contains a
           ---------------
     covenant binding on Borrower or any of the Restricted Subsidiaries that prohibits Liens on any of its or their Property, other than (a) any such
                                                      ----- ----
     covenant contained in a Contractual Obligation granting a Lien permitted under Section 6.8 which affects only the Property that is the subject of
                   ---
     such permitted Lien and (b) any such covenant that by its terms does not apply to Liens securing the Obligations.

          "Net Cash Proceeds" means, with respect to any Disposition, the sum of
           -----------------                                              ------
     (a) the Cash proceeds received by or for the account of Borrower and its Subsidiaries from such Disposition plus (b) the amount of Cash received by
                                        ----
     or for
     the account of Borrower and its Subsidiaries upon the sale, collection or other liquidation of any proceeds that are not Cash from such Disposition, in each case net of (i) any amount required to be paid to any Person
                  ------
     owning an interest in the assets disposed of, (ii) any amount applied to the repayment of Indebtedness secured by a Lien permitted under Section 6.8
                                                                             ---
     on the asset disposed of, (iii) any transfer, income or other taxes payable as a result of such Disposition, (iv) professional fees and expenses, fees due to any Governmental Agency, broker's commissions and other out-of-pocket costs of sale actually paid to any Person that is not an Affiliate of Borrower attributable to such Disposition and (v) any reserves established in accordance with Generally Accepted Accounting Principles in connection with such Disposition.

          "Net Income" means, with respect to any fiscal period, the
           ----------
     consolidated net income of Borrower and the Restricted Subsidiaries for that period, determined in accordance with Generally Accepted Accounting Principles, consistently applied.

          "New Orleans Deed of Trust" means the Deed of Trust executed and
           -------------------------
     delivered by Louisiana-I Gaming, L.P. covering the New Orleans Property, substantially in the form of the Model Deed of Trust, as amended by the Existing Deed of Trust Amendment, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "New Orleans Preferred Ship's Mortgages" means the preferred ship's
           --------------------------------------
     mortgages executed and delivered by Louisiana-I Gaming, L.P. covering the New Orleans Vessels, substantially in the form of the Model Preferred Ship's Mortgage, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "New Orleans Property" means the real property and improvements
           --------------------
     thereon known as the "Boomtown New Orleans Casino" located just outside New Orleans, Louisiana, comprised of approximately 50 acres in a fee simple estate and related easements and appurtenances.

          "New Orleans Vessels" means (a) "Boomtown Belle", a vessel documented
           -------------------
     under the Laws of the United States of America and (b) "Boomtown Belle II", a vessel documented under the Laws of the United States of America.

          "New Subordinated Debt" means Indebtedness of Borrower that (a) does
           ---------------------
     not have any scheduled principal payment, mandatory principal prepayment or sinking fund payment due prior to December 31, 2004, (b) is not secured by any

     Lien on any Property of Borrower or any of the Restricted Subsidiaries, (c) is subordinated by its terms in right of payment to the Obligations pursuant to provisions acceptable to the Requisite Banks, (d) is subject to such financial and other covenants and events of defaults as may be acceptable to the Requisite Banks and (e) is subject to customary interest blockage and delayed acceleration provisions as may be acceptable to the Requisite Banks; provided that subordination provisions, financial and
                      --------
     other covenants, events of defaults, interest blockage and delayed acceleration provisions identical in all material respects to those applicable to the Existing Subordinated Notes shall be deemed acceptable to the Requisite Banks for purposes of clauses (c), (d) and (e) of this
                                                 ---  ---     ---
     definition.

          "Note" means the promissory note made by Borrower to a Bank evidencing
           ----
     the Advances under that Bank's Pro Rata Share of the Commitment, substantially in the form of Exhibit G, either as originally executed or as
                                  ---------
     the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

          "Obligations" means all present and future obligations of every kind
           -----------
     or nature of Borrower or any Significant Subsidiary at any time and from time to time owed to the Administrative Agent, the Issuing Bank, the Swing Line Bank or the Banks or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including
                                                                 ---------
     obligations of performance as well as obligations of payment, and including
                                                                       ---------
     interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrower or any Subsidiary or Affiliate of Borrower.

          "Omnibus Ancillary Documents Amendment" means the Omnibus Ancillary
           -------------------------------------
     Documents Amendment amending various of the Loan Documents to be executed by Borrower and the Subsidiary Guarantors, in the form of Exhibit H,
                                                               ---------
     together with all ancillary amendments to the Loan Documents referred to therein.

          "Opinions of Counsel" means the favorable written legal opinions of
           -------------------
     (a) Irell & Manella, special counsel to Borrower and the Restricted Subsidiaries, (b) Schreck Morris, special Nevada counsel to Borrower and the Restricted Subsidiaries, (c) Jennings, Strouss and Salmon, P.L.C., special Arizona counsel to Borrower and the Restricted Subsidiaries, (d) Watkins Ludlam Winter & Stennis, P.A., special Mississippi counsel to Borrower and the Restricted Subsidiaries and (e) Smith Martin, special Louisiana counsel to Borrower and the Restricted Subsidiaries, (f) Leonard, Street & Deinard, special Minnesota counsel to

     Borrower and the Restricted Subsidiaries, in the form, respectively of Exhibits I-1, I-2, I-3, I-4, I-5 and I-6, and in each case together with
     ------------  ---  ---  ---  ---     ---
     copies of all factual certificates and legal opinions upon which such counsel has relied.

          "Outside Letters of Credit" means letters of credit issued for the
           -------------------------
     account of Borrower which are not Letters of Credit issued pursuant to
     Section 2.4.
             ---

          "Party" means any Person other than the Administrative Agent, the
           -----                   ----- ----
     Issuing Bank, the Swing Line Bank, the Co-Agents and the Banks, which now or hereafter is a party to any of the Loan Documents.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
     thereof established under ERISA.

          "Pension Plan" means any "employee pension benefit plan" (as such term
           ------------
     is defined in Section 3(2) of ERISA), other than a Multiemployer Plan,
                                           ----------
     which is subject to Title IV of ERISA and is maintained by Borrower or any of its Subsidiaries or to which Borrower or any of its Subsidiaries contributes or has an obligation to contribute.

          "Permitted Encumbrances" means:
           ----------------------

               (a) Inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations
                  --------
     secured by such Liens, no such Property is subject to a material risk of loss or forfeiture;

               (b) Liens for taxes and assessments on Property which are not yet past due; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided
                                                                    --------
     that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material risk of loss or forfeiture;

               (c) minor defects and irregularities in title to any Property which in the aggregate do not materially impair the fair market value or use of the Prop erty for the purposes for which it is or may reasonably be expected to be held;

               (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

               (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar project affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

               (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Property;

               (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

               (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property;

               (i) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with
     --------
     respect thereto and, by reason of nonpayment, no Property is subject to a material risk of loss or forfeiture;

               (j) covenants, conditions, and restrictions affecting the use of Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

               (k) rights of tenants under leases and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

               (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently
     ---------
     dischargeable;

               (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Borrower or a Subsidiary of Borrower is a party as lessee, provided the aggregate value of all such pledges and deposits in
                --------
     connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

               (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts
                                                    ----- ----
     creating or evidencing an extension of credit to the depositor);

               (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

               (p) Liens consisting of deposits of Property to secure statutory obligations of Borrower or a Subsidiary of Borrower;

               (q) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Borrower or a Subsidiary of Borrower is a party;

               (r) Liens created by or resulting from any litigation or legal proceeding involving Borrower or a Subsidiary of Borrower in the ordinary course of its business which is currently being contested in good faith by appropriate proceedings, provided that such Lien is junior to the Lien of
                              --------
     the Collateral Documents, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture; and

               (s) other non-consensual Liens incurred in the ordinary course of business but not in connection with an extension of credit, which do not in the aggregate, when taken together with all other Liens, materially impair the value or use of the Property of the Borrower and the Subsidiaries of Borrower, taken as a whole.

          "Permitted Right of Others" means a Right of Others consisting of (a)
           -------------------------
     an interest (other than a legal or equitable co-ownership interest, an
                  ----------
     option, warrant or other right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease) that does not materially impair the value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance, (c) the subordination of a lease or sublease in favor of a financing entity holding an obligation not otherwise prohibited hereunder, and (d) a license, or similar right, of or to Intangible Assets granted in the ordinary course of business.

          "Person" means any individual or entity, including a trustee,
           ------                                  ---------
     corporation, limited liability company, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or other entity.

          "Phoenix Deed of Trust" means the Deed of Trust executed and delivered
           ---------------------
     by Turf Paradise, Inc. covering the Phoenix Property, substantially in the form of the Model Deed of Trust, as amended by the Existing Deed of Trust Amendment, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Phoenix Eagle Property" means approximately 12 undeveloped acres of
           ----------------------
     the Phoenix Property (excluding the Phoenix Excess Property) that may, upon
                           ---------
     request of Borrower, be released from the Lien of the Phoenix Deed of Trust in connection with the sale to Eagle Hardware & Garden, Inc., subject to the conditions therein set forth and to compliance with Section 2.13.
                                                                     ----

          "Phoenix Excess Property" means up to 88 undeveloped acres of  the
           -----------------------
     Phoenix Property (excluding the Phoenix Eagle Property) that may, upon
                       ---------
     request of Borrower, be released from the Lien of the Phoenix Deed of Trust in connection with the sale thereof to a Person that is not an Affiliate of Borrower, subject to the conditions set forth therein and to compliance with Section 2.13.
                  ----

          "Phoenix Property" means the real property and improvements thereon
           ----------------
     known as the "Turf Paradise Race Track" located in Phoenix, Arizona, comprised of approximately 275 acres in a fee simple estate and related easements and appurtenances.

          "Pledge Agreement (Gaming Regulated)" means each pledge agreement
           -----------------------------------
     executed and delivered by Borrower and the Subsidiary Guarantors in the form of Exhibit H to the Prior Loan Agreement covering the Pledged
             ---------
     Collateral (Gaming Regulated), either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Pledge Agreement (General)" means the pledge agreement executed and
           --------------------------
     delivered by Borrower and the Subsidiary Guarantors in the form of Exhibit
                                                                        -------
     I to the Prior Loan Agreement covering the Pledged Collateral (General),
     -
     either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Pledged Collateral (Gaming Regulated)" means (a) the certificates
           -------------------------------------
     evidencing all of the shares of capital stock (or other equity interests, as applicable) owned by Borrower or any Subsidiary thereof in (i) Boomtown Hotel & Casino, Inc., (ii) Bayview Yacht Club, Inc., (iii) Louisiana Gaming Enterprises, Inc., (iv) Mississippi-I Gaming, L.P., (v) Louisiana-I Gaming, L.P., (vi) Boomtown, Inc., (vii) Turf Paradise, Inc., (viii) Mardi Gras Casino Corp., (ix) Jefferson Casino Corp. and (x) Biloxi Casino Corp and
     (b) the certificates (if any) evidencing all of the shares of capital stock and other equity interests directly held by Borrower or any of the Subsidiary Guarantors in Foreign Subsidiaries (but not in excess of 65% of the outstanding shares of capital stock or other equity interests of any Foreign Subsidiary).

          "Pledged Collateral (General)" means (a) the certificates evidencing
           ----------------------------
     all of the shares of capital stock and other equity interests held by Borrower or any of the Significant Subsidiaries in all Subsidiaries of Borrower (other than (i) the Pledged Collateral (Gaming Regulated) and (ii)
               ----------
     Casino Magic of Louisiana Corp. and (b) the Intercompany Notes.

          "Preferred Ship's Mortgages" means (a) the Biloxi BT Preferred Ship's
           --------------------------
     Mortgage and (b) the New Orleans Preferred Ship's Mortgages.

          "Pricing Certificate" means a certificate in the form of Exhibit J,
           -------------------                                     ---------
     properly completed and signed by a Senior Officer of Borrower.

          "Pricing Period" means (a)  the period commencing on the Closing Date
           --------------
     and ending on November 30, 1998, (b) the period commencing on each December 1 and ending on the next following February 28 (or 29, if a leap year), (c) the period commencing on each March 1 and ending on the next following May 31, (d) the period commencing on each June 1 and ending on the next following August 31, and (e) the period commencing on each September 1 and ending on the next following November 30.

          "Prior Loan Agreement" means that certain Reducing Revolving Loan
           --------------------
     Agreement dated as of March 27, 1997 among Borrower, the Banks party thereto and Bank of America National Trust and Savings Association, as heretofore amended.

          "Projections" means the financial projections dated July 27, 1998
           -----------
     distributed by or on behalf of Borrower to the Banks.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Property Held For Sale" means (a) the unimproved real property
           ----------------------
     located on U.S. Highway 90 near Bay St. Louis, Mississippi comprised of approximately 9 acres of fee simple estate and (b) the unimproved real property located in St. Louis, Missouri comprised of two parcels aggregating approximately 3.7 acres in fee simple estate.

          "Pro Rata Share" means, with respect to each Bank, the percentage of
           --------------
     the Commitment set forth opposite the name of that Bank on Schedule 1.1, as
                                                                ------------
     such percentage may be increased or decreased pursuant to a Commitment Assignment and Acceptance executed in accordance with Section 11.8.
                                                                   ----

          "Quarterly Payment Date" means each June 30, September 30, December 31
           ----------------------
     and March 31.

          "Real Property" means, as of any date of determination, all real
           -------------
     Property then or theretofore owned, leased or occupied by Borrower or any of the Restricted Subsidiaries.

          "Real Property Collateral" means (a) the Hollywood Park Property, (b)
           ------------------------
     the Crystal Park Property, (c) the Phoenix Property, (d) the Reno Property,
     (e) the

     Biloxi BT Property, (f) the New Orleans Property, (g) the Biloxi CM Property and (h) the Bay St. Louis Property.

          "Redemption" means the complete redemption of all of the Mississippi
           ----------
     First Mortgage Notes pursuant to the notice of redemption issued by CMC on the Closing Date.

          "Reduction Amount" means, with respect to each Reduction Date, (a) if
           ----------------
     the Facility Increase has not occurred, the amount set forth below opposite the period in which that Reduction Date occurs (subject to the last sentence of Sections 2.5 and 2.7):
                          ---     ---


                        Period                    Amount
                        ------                    ------
                     March 31, 2001
              through December 31, 2002          $15,000,000

                     March 31, 2003
             through September 30, 2003          $25,000,000

     and (b) if the Facility Increase has occurred, the Reduction Amount for the period (i) March 31, 2001 through December 31, 2002 shall be the sum of
                                                                      ------
     $15,000,000 plus 5% of the Facility Increase Amount and (ii) March 31, 2003
                 ----
     through September 30, 2003 shall be the sum of $25,000,000 plus 8.333% of
                                             ------
     the Facility Increase Amount.

          "Reduction Date" means March 31, 2001 and each Quarterly Payment Date
           --------------
     thereafter through September 30, 2003.

          "Reference Rate" means the rate of interest publicly announced from
           --------------
     time to time by the Domestic Reference Bank in San Francisco, California (or other headquarters city of the Domestic Reference Bank), as its "reference rate." It is a rate set by the Domestic Reference Bank based upon various factors including the Domestic Reference Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Reference Rate announced by the Domestic Reference Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Regulation D" means Regulation D, as at any time amended, of the
           ------------
     Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

          "Regulation U" means Regulation U, as at any time amended, of the
           ------------
     Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

          "Reno Deed of Trust" means the Deed of Trust executed and delivered by
           ------------------
     Boomtown Hotel & Casino, Inc. covering the Reno Property, substantially in the form of the Model Deed of Trust, as amended by the Existing Deed of Trust Amendment, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Reno Project" means construction of additional hotel rooms, a
           ------------
     restaurant, an entertainment lounge, meeting rooms, retail space and parking facilities at the Reno Property.

          "Reno Property" means the real property and improvements thereon known
           -------------
     as the "Boomtown Hotel & Casino" located just outside Reno, Nevada, comprised of approximately 865 acres in a fee simple estate and related easements and appurtenances.

          "Request for Letter of Credit" means a written request for a Letter of
           ----------------------------
     Credit substantially in the form of Exhibit K, signed by a Responsible
                                         ---------
     Official of Borrower and properly completed to provide all information required to be included therein.

          "Request for Loan" means a written request for a Loan substantially in
           ----------------
     the form of Exhibit L, signed by a Responsible Official of Borrower and
                 ---------
     properly completed to provide all information required to be included therein.

          "Requirement of Law" means, as to any Person, the articles or
           ------------------
     certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Requisite Banks" means (a) as of any date of determination if the
           ---------------
     Commitment is then in effect, Banks having in the aggregate 66 2/3% or more of the Commitment then in effect and (b) as of any date of determination if the Commitment has then been terminated and there is then any Indebtedness evidenced by the Notes, Banks holding Notes evidencing in the aggregate 66 2/3% or more of the aggregate Indebtedness then evidenced by the Notes.

          "Responsible Official" means (a) when used with reference to a Person
           --------------------
     other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. The Banks shall be entitled to conclusively rely upon any document or certificate that is signed or executed by a Responsible Official of Borrower or any of its Subsidiaries as having been authorized by all necessary corporate partnership and/or other action on the part of Borrower or such Subsidiary.

          "Restricted Subsidiary" means, as of any date of determination, all
           ---------------------
     Subsidiaries of Borrower other than the Unrestricted Subsidiaries.
                              ----- ----

          "Right of Others" means, as to any Property in which a Person has an
           ---------------
     interest, any legal or equitable right, title or other interest (other than a Lien) held by any other Person in that Property, and any option, warrant or other right held by any other Person to acquire any such right, title or other interest in that Property, including any option or right to acquire a
                                      ---------
     Lien;  provided, however, that (a) any covenant restricting the use or
            --------
     disposition of Property of such Person contained in any Contractual Obligation of such Person and (b) any provision contained in a contract creating a right of payment or performance in favor of a Person that conditions, limits, restricts, diminishes, transfers or terminates such right, shall not be deemed to constitute a Right of Others.

          "Schedule Date" means, with respect to any Schedule to this Agreement,
           -------------
     the date as of which the representations made in such Schedule are initially made, which shall in each case be indicated in the title thereof. However, a Schedule Date shall not qualify any subsequent representation or warranty by the Borrower that the statements made in such Schedule continue to be accurate as of any later date.

          "Secured Swap Agreement" means a Swap Agreement between Borrower and a
           ----------------------
     Bank (or an Affiliate of a Bank).

          "Security Agreement" means each security agreement executed and
           ------------------
     delivered by Borrower and the Subsidiary Guarantors, in the form of Exhibit
                                                                         -------
     M to the Prior Loan Agreement, either as originally executed or as it may
     -
     from time to time be supplemented, modified, amended, extended or supplanted.

          "Senior Funded Debt" means Funded Debt that is not a Subordinated
           ------------------
     Obligation.

          "Senior Funded Debt Ratio" means, as of the last day of each Fiscal
           ------------------------
     Quarter, the ratio of (a) Average Quarterly Senior Funded Debt to (b)
                  ----- --                                          --
     Adjusted EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters.

          "Senior Officer" means the (a) chief executive officer, (b) president,
           --------------
     (c) executive vice president, (d) senior vice president, (e) chief financial officer or (f) treasurer of Borrower.

          "Significant Subsidiary" means (a) each Restricted Subsidiary that
           ----------------------
     holds title to any portion of the Real Property Collateral, (b) each Restricted Subsidiary that holds title to any Property acquired after the Closing Date which is required to be pledged as future Collateral pursuant to Section 5.10 and (c) as of any date of determination, each other
                ----
     Restricted Subsidiary that had, on the last day of the Fiscal Quarter then most recently ended, total assets with a book value or fair market value of $500,000 or more.

          "Special Eurodollar Circumstance" means the application or adoption
           -------------------------------
     after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Bank or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority, or the existence or occurrence of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks.

          "Standby Letter of Credit" means each Letter of Credit that is not a
           ------------------------
     Commercial Letter of Credit.

          "Stockholders' Equity" means, as of any date of determination and with
           --------------------
     respect to any Person, the consolidated stockholders' equity of the Person as of that date determined in accordance with Generally Accepted Accounting Principles; provided that there shall be excluded from Stockholders' Equity
                 --------
     any amount attributable to Disqualified Stock.

          "Subordinated Obligations" means (a) the Existing Subordinated Notes,
           ------------------------
     (b) any New Subordinated Debt and (c) any other Indebtedness of Borrower which is subordinated in right of payment to the Obligations in form and substance acceptable to the Requisite Banks.

          "Subsidiary" means, as of any date of determination and with respect
           ----------
     to any Person, any corporation, limited liability company or partnership (whether or not, in any case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

          "Subsidiary Guarantors" means the Significant Subsidiaries other than
           ---------------------                                     ----------
     (a) so long as the Louisiana First Mortgage Notes are outstanding, the CMC Louisiana Subsidiaries and (b) the Foreign Subsidiaries.

          "Subsidiary Guaranty (Crystal Park)" means the continuing limited
           ----------------------------------
     guaranty of the Obligations executed and delivered by Crystal Park Hotel & Casino Development Co., LLC, in the form of Exhibit N to the Prior Loan
                                                 ---------
     Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Subsidiary Guaranty (General)" means the continuing guaranty of the
           -----------------------------
     Obligations executed and delivered by the Subsidiary Guarantors (other than
                                                                      ----- ----
     Crystal Park Hotel & Casino Development Co., LLC), in the form of Exhibit O
                                                                       ---------
     to the Prior Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Swap Agreement" means a written agreement between Borrower and one or
           --------------
     more financial institutions providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

          "Swing Line" means the revolving line of credit established by the
           ----------
     Swing Line Bank in favor of Borrower pursuant to Section 2.10.
                                                              ----

          "Swing Line Bank" means Bank of America National Trust and Savings
           ---------------
     Association.

          "Swing Line Documents" means the promissory note and any other
           --------------------
     documents executed by Borrower in favor of the Swing Line Bank in connection with the Swing Line.

          "Swing Line Loans" means loans made by the Swing Line Bank to Borrower
           ----------------
     pursuant to Section 2.10.
                         ----

          "Swing Line Outstandings" means, as of any date of determination, the
           -----------------------
     aggregate principal Indebtedness of Borrower on all Swing Line Loans then outstanding.

          "Title Company" means First American Title Insurance Company or such
           -------------
     other title insurance company as is reasonably acceptable to the Administrative Agent.

          "to the best knowledge of" means, when modifying a representation,
           ------------------------
     warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Responsible Official of that Person).

          "Trademark Collateral Assignment" means the trademark collateral
           -------------------------------
     assignment executed and delivered by Borrower and the Subsidiary Guarantors in the form of Exhibit P to the Prior Loan Agreement, either as originally
                    ---------
     executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "type", when used with respect to any Loan or Advance, means the
           ----
     designation of whether such Loan or Advance is an Alternate Base Rate Loan or Advance, or a Eurodollar Rate Loan or Advance.

          "Unrestricted Subsidiary" means each of (a) Sunflower Racing, Inc.,
           -----------------------
     (b) any Subsidiary of Sunflower Racing, Inc., (c) so long as the aggregate
                                                       ----------
     net Investments made by Borrower in the CMC Louisiana Subsidiaries subsequent to the Closing Date are less than $10,000,000, the CMC Louisiana Subsidiaries, (d) so long as (i) it does not engage in any business
                       ----------
     activity other than the provision of management services to the CMC Louisiana Subsidiaries, (ii) it does not have any assets other than assets
                                                              ----- ----
     necessary for the conduct of such business activity and (iii) the CMC Louisiana Subsidiaries remain Unrestricted Subsidiaries under clause (c) of
                                                                          ---
     this definition, Casino Magic Management Services, Inc. and (e) a Subsidiary of Borrower to which the Hollywood Park Stadium Property is transferred following release from the Hollywood Park Deed of Trust pursuant to Section 2.13.
                         ----

          1.2      Use of Defined Terms.  Any defined term used in the plural
                   --------------------
shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

          1.3      Accounting Terms.  All accounting terms not specifically
                   ----------------
defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, Generally Accepted Accounting Principles applied on a consistent basis, except as otherwise specifically prescribed herein. In the
                  ------
event that Generally Accepted Accounting Principles change during the term of this Agreement such that the covenants contained in Sections 6.11 through 6.14
                                                             ----         ----
would then be calculated in a different manner or with different components, (a) Borrower and the Banks agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and (b) Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid Sections if and to the extent that Borrower would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immediately prior to such change, but shall have the obligation to deliver each of the materials described in Article 7 to the Administrative Agent and the
                              ---------
Banks, on the dates therein specified, with financial data presented in a manner which conforms with Generally Accepted Accounting Principles as in effect immediately prior to such change.

          1.4      Rounding.  Any financial ratios required to be maintained by
                   --------
Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

          1.5      Exhibits and Schedules.  All Exhibits and Schedules to this
                   ----------------------
Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

          1.6      References to "Borrower and its Subsidiaries".  Any reference
                   --------------------------------------------
herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

          1.7      Miscellaneous Terms.  The term "or" is disjunctive; the term
                   -------------------
"and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                   ARTICLE 2
                          LOANS AND LETTERS OF CREDIT
                          ---------------------------


          2.1    Loans-General.
                 -------------

               (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the then applicable Commitment, make Advances to Borrower under the Commitment in such amounts as Borrower may request that do not result in the sum of (i) the aggregate principal amount outstanding under
                   ------
     the Notes, plus (ii) the Aggregate Effective Amount of all outstanding
                ----
     Letters of Credit, plus (iii) the Aggregate Effective Amount of all
                        ----
     outstanding Outside Letters of Credit, plus (iv) the Swing Line
                                            ----
     Outstandings exceeding the then applicable Commitment. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under the Commitment without premium or penalty.

               (b) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan, (ii) type of Loan, (iii) amount of such Loan, and (iv) in the case of a Eurodollar Rate Loan, the Interest Period for such Loan. Unless the Administrative Agent has notified, in its sole and absolute discretion, Borrower to the contrary, a Loan may be requested by telephone by a Responsible Official of Borrower, in which case Borrower shall confirm such request by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to the Administrative Agent. Administrative Agent shall incur no liability whatsoever hereunder in acting upon any telephonic request for Loan purportedly made by a Responsible Official of Borrower, and Borrower hereby agrees to indemnify the Administrative Agent from any loss, cost, expense or liability as a result of so acting. In the case of the initial Loan and Letters of Credit to be made and issued on the Closing Date, the related Request for Loan and Request for Letter of Credit to be delivered by the Borrower shall be delivered to the Administrative Agent no later than 12:00 noon (California time), one day before the Closing Date, and such Loan shall be an Alternate Base Rate Loan.

               (c) Promptly following receipt of a Request for Loan, the Administrative Agent shall notify each Bank by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date and type of the Loan, the applicable Interest Period, and that Bank's Pro Rata Share of the Loan. Not later than 11:00 a.m., California time, on the date specified for any Loan (which must be a Banking Day), each Bank shall make its Pro Rata Share of the Loan in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 8, all Advances shall be
                                        ---------
     credited on that date in immediately available funds to the Designated Deposit Account.

               (d) Unless the Requisite Banks otherwise consent, each Loan shall be not less than $5,000,000.

               (e) The Advances made by each Bank shall be evidenced by that Bank's Note.

               (f) A Request for Loan shall be irrevocable upon the Administrative Agent's first notification thereof.

               (g) If no Request for Loan (or telephonic request for Loan referred to in the second sentence of Section 2.1(b), if applicable) has
                                                   ------
     been made within the requisite notice periods set forth in Section 2.2 or
                                                                        ---
     2.3 prior to the end of the Interest Period for any Eurodollar Rate Loan,
     ---
     then on the last day of such Interest Period, such Eurodollar Rate Loan shall be automatically converted into an Alternate Base Rate Loan in the same amount.

               (h) If a Loan is to be made on the same date that another Loan is due and payable, Borrower or the Banks, as the case may be, shall make available to the Administrative Agent the net amount of funds giving effect to both such Loans and the effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect to each such Loan.

          2.2      Alternate Base Rate Loans.  Each request by Borrower for an
                   -------------------------
Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of
Section 2.1(b), if applicable) received by the Administrative Agent, at the
        ------
Administrative Agent's Office, not later than 9:00 a.m. California time, on the date (which must be a Banking Day) of the requested Alternate Base Rate Loan. All Loans shall constitute Alternate Base Rate Loans unless properly designated as a Eurodollar Rate Loan pursuant to Section 2.3.
                                              ---

          2.3     Eurodollar Rate Loans.
                  ---------------------

                  (a) Each request by Borrower for a Eurodollar Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable)
                                                        ------
     received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., California time, at least three (3) Eurodollar Banking Days before the first day of the applicable Eurodollar Period.

               (b) On the date which is two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period, the Administrative Agent shall confirm its determination of the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

               (c) Unless the Administrative Agent and the Requisite Banks otherwise consent, no more than ten (10) Eurodollar Rate Loans shall be out standing at any one time.

               (d) No Eurodollar Rate Loan may be requested during the continuation of a Default or Event of Default.

               (e) Nothing contained herein shall require any Bank to fund any Eurodollar Rate Advance in the Designated Eurodollar Market.

          2.4     Letters of Credit.
                  -----------------

                  (a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Maturity Date, the Issuing Bank shall issue such Letters of Credit under the Commitment as Borrower may request by a Request for Letter of Credit; provided that (i)
                                                             --------
     giving effect to all such Letters of Credit, the sum of (A) the aggregate
                                                      ---
     principal amount outstanding under the Notes, plus (B) the Aggregate
                                                   ----
     Effective Amount of all outstanding Letters of Credit, plus (C) the
                                                            ----
     Aggregate Effective Amount of all outstanding Outside Letters of Credit, plus (D) the Swing Line Outstandings do not exceed the then applicable
     ----
     Commitment and (ii) the Aggregate Effective Amount under all outstanding Letters of Credit shall not exceed $30,000,000. Each Letter of Credit shall be in a form acceptable to the Issuing Bank. Unless all the Banks otherwise consent in a writing delivered to the Administrative Agent, the term of any Letter of Credit shall not exceed one (1) year (except Letters of Credit (x) in support of
                                    ------
     Borrower's workers compensation self-insurance program, which may have a term of up to 395 days, and (y) with automatic renewal provisions, so long as such provisions permit the Issuing Bank to decline to renew such Letter of Credit in its discretion on each anniversary of the issuance thereof, and are otherwise on terms acceptable to the Administrative Agent) or extend beyond the Maturity Date.

               (b) Each Request for Letter of Credit shall be submitted to the Issuing Bank, with a copy to the Administrative Agent, at least five (5) Banking Days prior to the date upon which the related Letter of Credit is proposed to be issued. The Administrative Agent shall promptly notify the Issuing Bank whether such Request for Letter of Credit, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, the Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Banks, of the amount and terms thereof.

               (c) Upon the issuance of a Letter of Credit, each Bank shall be deemed to have purchased a pro rata participation in such Letter of Credit from the Issuing Bank in an amount equal to that Bank's Pro Rata Share. Without limiting the scope and nature of each Bank's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed by Borrower for any payment required to be made by the Issuing Bank under any Letter of Credit, each Bank shall, pro rata according to its Pro Rata Share, reimburse the Issuing Bank through the Administrative Agent promptly upon demand for the amount of such payment. The obligation of each Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit together with interest as hereinafter provided.

               (d) Borrower agrees to pay to the Issuing Bank through the Administrative Agent an amount equal to any payment made by the Issuing Bank with respect to each Letter of Credit within one (1) Banking Day after demand made by the Issuing Bank therefor, together with interest on such amount from the date of any payment made by the Issuing Bank at the rate applicable to Alternate Base Rate Loans for three Business Days and thereafter at the Default Rate. The principal amount of any such payment shall be used to reimburse the Issuing Bank for the payment made by it under the Letter of Credit and, to the extent that the

     Banks have not reimbursed the Issuing Bank pursuant to Section 2.4(c), the
                                                                    -----
     interest amount of any such payment shall be for the account of the Issuing Bank. Each Bank that has reimbursed the Issuing Bank pursuant to Section 2.4(c) for its Pro Rata Share of any payment made by the Issuing Bank under
     -----
     a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimburse ment, in the claim of the Issuing Bank against Borrower for reimbursement of principal and interest under this Section 2.4(d) and shall share, in accordance with that pro rata participation, in
     ------
     any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Bank reimbursed the Issuing Bank) with respect to such claim.

               (e) Borrower may, pursuant to a Request for Loan, request that Advances be made pursuant to Section 2.1(a) to provide funds for the
                                          ---
     payment required by Section 2.4(d) and, for this purpose, the conditions
                                 ------
     precedent set forth in Article 8 shall not apply.  The proceeds of such
                            ---------
     Advances shall be paid directly to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit.

               (f) If Borrower fails to make the payment required by Section

     2.4(d) within the time period therein set forth, in lieu of the
     ------
     reimbursement to the Issuing Bank under Section 2.4(c) the Issuing Bank may
                                                     ------
     (but is not required to), without notice to or the consent of Borrower, instruct the Administrative Agent to cause Advances to be made by the Banks under the Commitment in an aggregate amount equal to the amount paid by the Issuing Bank with respect to that Letter of Credit and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The
                                           ---------
     proceeds of such Advances shall be paid directly to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit.

               (g) The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

               (h) The obligation of Borrower to pay to the Issuing Bank the amount of any payment made by the Issuing Bank under any Letter of Credit shall be absolute, unconditional, and irrevocable, subject only to performance by the Issuing Bank of its obligations to Borrower under Uniform Commercial Code Section 5108. Without limiting the foregoing, Borrower's obligations shall not be affected by any of the following circumstances:

                     (i) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                    (ii) any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, with the consent of Borrower;

                   (iii) the existence of any claim, setoff, defense, or other rights which Borrower may have at any time against the Issuing Bank, the Administrative Agent or any Bank, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

                    (iv) any demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared substantially to comply with the terms of the Letter of Credit;

                    (v) payment by the Issuing Bank in good faith under the Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit;

                    (vi) the existence, character, quality, quantity, condition, packing, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

                    (vii) the time, place, manner, order or contents of shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

                   (viii) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

                    (ix) any failure or delay in notice of shipments or arrival of any Property;

                     (x) any error in the transmission of any message relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;

                    (xi) any error, neglect or default of any correspondent of the Issuing Bank in connection with a Letter of Credit;

                   (xii) any consequence arising from acts of God, war, insurrection, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Bank;

                  (xiii) so long as the Issuing Bank in good faith determines that the contract or document appears substantially to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit; and

                   (xiv) where the Issuing Bank has acted in good faith and observed general banking usage, any other circumstances whatsoever.

               (i) The Issuing Bank shall be entitled to the protection accorded to the Administrative Agent pursuant to Section 10.6, mutatis mutandis.
                                                     ----  ------- --------

               (j) The Uniform Customs and Practice for Documentary Credits, as published in its most current version by the International Chamber of Commerce at the date of issuance of a Letter of Credit, shall apply to that Letter of Credit (unless expressly otherwise provided in that Letter of Credit).

          2.5  Voluntary Reduction of Commitment.  Borrower shall have the
               ---------------------------------
right, at any time and from time to time, without penalty or charge, upon at least three (3) Banking Days' prior written notice by a Responsible Official of Borrower to the Administrative Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000, or to terminate, all or a portion of the then undisbursed portion of the Commitment. The Administrative Agent shall promptly notify the Banks of any reduction or termination of the Commitment under this Section. Any reduction of the Commitment under this Section shall be applied to the Reduction Amounts on the nearest Reduction Dates.

          2.6      Scheduled Reduction of Commitment.  The Commitment shall
                   ---------------------------------
automatically reduce on each Reduction Date by the Reduction Amount.

          2.7      Automatic Reduction of Commitment.  The Commitment shall
                   ---------------------------------
automatically be reduced on the date after Borrower receives Net Cash Proceeds from the Disposition of any Excess Property, by an amount equal to the sum of
                                                                       --- --
(i) 75% of the first $72,000,000 of Net Cash Proceeds from all Dispositions of Excess Property subsequent to the Closing Date plus (ii) 25% of any such Net
                                                ----
Cash Proceeds in excess of $72,000,000. The amount of Net Cash Proceeds shall be estimated by Borrower for this purpose as of the date of receipt subject to
adjustment at such time as the actual Net Cash Proceeds are determined.   Any
reduction of the Commitment under this Section shall be applied to the Reduction Amounts on the most remote Reduction Dates.

          2.8      Optional Termination of Commitment.  Following the occurrence
                   ----------------------------------
of a Change in Control, the Requisite Banks may in their sole and absolute discretion elect, during the thirty (30) day period immediately subsequent to the later of (a) such occurrence or (b) the earlier of (i) receipt of Borrower's
    --------                                -------
written notice to the Administrative Agent of such occurrence or (ii) if no such notice has been received by the Administrative Agent, the date upon which the Administrative Agent has actual knowledge thereof, to terminate the Commitment, in which case the Commitment shall be terminated effective on the date which is thirty (30) days subsequent to written notice from the Administrative Agent to Borrower thereof.

          2.9      Administrative Agent's Right to Assume Funds Available for
                   ----------------------------------------------------------
Advances.  Unless the Administrative Agent shall have been notified by any Bank
--------
no later than 10:00 a.m., California time, on the Banking Day of the proposed funding by the Administrative Agent of any Loan that such Bank does not intend to make available to the Administrative Agent such Bank's portion of the total amount of such Loan, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reli ance upon such assumption, make available to Borrower a corresponding amount. If the Administrative Agent has made funds available to Borrower based on such assumption and such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its share of the Commitment or to prejudice any rights which the Administrative Agent or Borrower may have against any Bank as a result of any default by such Bank hereunder.

          2.10   Swing Line.
                 ----------

               (a) The Swing Line Bank shall from time to time from the Closing Date through the day prior to the Maturity Date make Swing Line Loans to Borrower in such amounts as Borrower may request, provided that (a) after
                                                       --------
     giving effect to such Swing Line Loan, the Swing Line Outstandings do not exceed $10,000,000, (b) without the consent of all of the Banks, no Swing Line Loan may be made during the continuation of an Event of Default and
     (c) the Swing Line Bank has not given at least twenty-four (24) hours prior notice to Borrower that availability under the Swing Line is suspended or terminated. Borrower may borrow, repay and reborrow under this Section. Unless notified to the contrary by the Swing Line Bank, borrowings under the Swing Line may be made in amounts which are integral multiples of $100,000 upon telephonic request by a Responsible Official of Borrower made to the Administrative Agent not later than 1:00 p.m., California time, on the Banking Day of the requested borrowing (which telephonic request shall be promptly confirmed in writing by telecopier). Promptly after receipt of such a request for borrowing, the Administrative Agent shall provide telephonic verification to the Swing Line Bank that, after giving effect to such request, availability for Loans will exist under Section 2.1 (and such
                                                                   ---
     verification shall be promptly confirmed in writing by telecopier). Unless notified to the contrary by the Swing Line Bank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000. If Borrower instructs the Swing Line Bank to debit its demand deposit account at the Swing Line Bank in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Bank otherwise receives repayment, after 3:00 p.m., California time, on a Banking Day, such payment shall be deemed received on the next Banking Day. The Swing Line Bank shall promptly notify the Administrative Agent of the Swing Loan Outstandings each time there is a change therein.

               (b) Swing Line Loans shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus (if applicable) an interest
                                                ----
     rate equal to
     the excess of the Applicable Alternate Base Rate Margin over the Applicable Commitment Fee Rate or minus (if applicable) an interest rate equal to the
                            -----
     excess of the Applicable Commitment Fee Rate over the Applicable Alternate Base Rate Margin. Interest shall be payable on such dates, not more frequent than monthly, as may be specified by the Swing Line Bank and in any event on the Maturity Date. The Swing Line Bank shall be responsible for invoicing Borrower for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Bank (subject to clause (d) below).

               (c) The Swing Line Loans shall be payable on demand made by the Swing Line Bank and in any event on the Maturity Date.

               (d) Upon the making of a Swing Line Loan, each Bank shall be deemed to have purchased from the Swing Line Bank a participation therein in an amount equal to that Bank's Pro Rata Share of the Commitment times
                                                                        -----
     the amount of the Swing Line Loan. Upon demand made by the Swing Line Bank, each Bank shall, according to its Pro Rata Share of the Commitment, promptly provide to the Swing Line Bank its purchase price therefor in an amount equal to its participation therein. The obligation of each Bank to so provide its purchase price to the Swing Line Bank shall be absolute and unconditional (except only demand made by the Swing Line Bank) and shall not be affected by the occurrence of a Default or Event of Default; provided that no Bank shall be obligated to purchase its Pro Rata Share of
     --------
     (i) Swing Line Loans to the extent that Swing Line Outstandings are in excess of $10,000,000 and (ii) any Swing Line Loan made (absent the consent of all of the Banks) during the continuation of an Event of Default. Each Bank that has provided to the Swing Line Bank the purchase price due for its participation in Swing Line Loans shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of the Swing Line Bank against Borrower for principal and interest and shall share, in accordance with that pro rata participation, in any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Bank paid the Swing Line Bank its purchase price) with respect to such claim.

               (e) In the event that the Swing Line Outstandings are in excess of $5,000,000 on three (3) consecutive Banking Days, then on the next Banking Day (unless Borrower has made other arrangements acceptable to the Swing Line Bank to reduce the Swing Line Outstandings below $5,000,000), Borrower shall request a Loan pursuant to Section 2.1 sufficient to reduce
                                                       ---
     the Swing Line Outstandings below $5,000,000. In addition, upon any demand for payment of the Swing Line

     Outstandings by the Swing Line Bank (unless Borrower has made other arrange ments acceptable to the Swing Line Bank to reduce the Swing Line Outstandings to $0), Borrower shall request a Loan pursuant to Section 2.1
                                                                            ---
     sufficient to repay all Swing Line Outstandings (and, for this purpose,
     Section 2.1(d) shall not apply). In each case, the Administrative Agent
             ------
     shall automatically provide the responsive Advances made by each Bank to the Swing Line Bank (which the Swing Line Bank shall then apply to the Swing Line Outstandings). In the event that Borrower fails to request a Loan within the time specified by Section 2.2 on any such date, the
                                               ---
     Administrative Agent may, but is not required to, without notice to or the consent of Borrower, cause Advances to be made by the Banks under the Commitment in amounts which are sufficient to reduce the Swing Line Outstandings as required above. The conditions precedent set forth in
     Article 8 shall not apply to Advances to be made by the Banks pursuant to
     ---------
     the three preceding sentences. The proceeds of such Advances shall be paid directly to the Swing Line Bank for application to the Swing Line Outstandings.

          2.1      Facility Increase.  Borrower may, at any time during the
                   -----------------
period commencing on the Closing Date and ending on October 15, 1999, request a Facility Increase pursuant to this Section in a Facility Increase Amount not in excess of $75,000,000; provided that Borrower or a Subsidiary of Borrower has
                       --------
theretofore been designated to be awarded all necessary permits and licenses under applicable Gaming Laws to conduct gaming operations at the Indiana Project (subject to completion of the Indiana Project in accordance with requirements of the applicable Gaming Boards). The procedure for a Facility Increase shall be as follows:

                 (a) Borrower shall notify the Administrative Agent in writing of its request for a Facility Increase, which request shall (i) be accompanied by documentation evidencing the designation of Borrower or its Subsidiary by the relevant Gaming Boards to be awarded all necessary permits and licenses for gaming operations at the Indiana Project, (ii) specify the maximum amount of the Facility Increase requested and (iii) describe the proposed uses of the proceeds of the Facility Increase Amount.

                 (b) The Administrative Agent shall promptly forward the request for a Facility Increase and related materials to the Banks for their consideration. Each Bank may determine, in its sole and absolute discretion, whether or not to participate in the Facility Increase and, if it does elect to participate, the maximum level of its participation; provided that the approval of the Banks as a whole shall not be required
     --------
     for a Facility Increase in accordance with this Section.

               (c) As soon as practicable, each Bank shall notify the Administrative Agent in writing whether or not it wishes to participate in the Facility Increase and, if so, the maximum level of such participation. The Banks shall use their best efforts to respond promptly to such request, but shall not be required to respond to such request sooner than 20 Banking Days after receipt of the request for Facility Increase. The Administrative Agent shall promptly forward such notifications to Borrower. Any Bank that has not so notified the Administrative Agent within 20 Banking Days after receipt of the request for Facility Increase shall be deemed to have declined to participate in the Facility Increase.

               (d) If the aggregate amount of the maximum levels of participation in the Facility Increase set forth in the Bank notifications is equal to or less than the maximum amount of the Facility Increase requested by Borrower, then the Facility Increase shall be implemented, with each Bank's participation in the Facility Increase at the maximum level indicated in their respective notifications. If the aggregate amount of the maximum levels of participation set forth in the Bank notifications is greater than the requested amount of the maximum Facility Increase, then the Facility Increase shall be implemented by scaling back each Bank's level of participation in the Facility Increase to a level that is mutually acceptable to Borrower and the Administrative Agent.

               (e) If the aggregate amount of the maximum levels of participation in the Facility Increase set forth in the Bank notifications is less than the maximum amount of the Facility Increase requested by Borrower, Borrower may, at its election, solicit (through the Administrative Agent) any other institutional lender that is an Eligible Assignee and reasonably acceptable to the Administrative Agent to participate in the balance of the requested maximum Facility Increase amount.

               (f) After completion of the foregoing, the Administrative Agent shall give written notification to the Banks and any new lenders of the Facility Increase Amount (which may not exceed $75,000,000) and the level of participation of each Bank and such lender in the increased Commitment, and thereupon the Facility Increase shall become effective. Concurrently therewith, any new lender shall execute and deliver a joinder to this Agreement in form and substance satisfactory to the Administrative Agent and Borrower and shall become a Bank for all purposes hereunder. Borrower shall execute and deliver such new Notes to the Banks as are necessary to reflect the foregoing. The Administrative

     Agent shall also prepare and circulate a revised Schedule 1.1 giving effect
                                                      ------------
     to the Facility Increase.

          2.12     Collateral and Guaranty.  The Obligations shall be secured by
                   -----------------------
the Collateral pursuant to the Collateral Documents and be guaranteed by the Significant Subsidiaries pursuant to the Subsidiary Guaranty (General) and Subsidiary Guaranty (Crystal Park), as applicable.

          2.13     Release of Certain Collateral.  Upon request by Borrower, the
                   -----------------------------
Administrative Agent shall execute such documents as are reasonably required to release from the Lien of the respective Deed of Trust: (a) the Hollywood Park Stadium Property, (b) the Hollywood Park Excess Property, (c) the Phoenix Eagle Property and (d) the Phoenix Excess Property, provided that (i) such release
                                              --------
must be in connection with a Disposition thereof, (ii) in each case, the conditions precedent set forth below in this Section 2.13 shall be satisfied and
(iii) in the case of the Excess Property, (A) the Disposition must be in the form of an outright sale thereof to a Person that is not an Affiliate of Borrower (or such other form of Disposition as is reasonably acceptable to the Requisite Banks), (B) the purchase price payable upon such Disposition must be 100% Cash (or such other form of consideration as is reasonably acceptable to the Requisite Banks), (C) Borrower delivers to the Administrative Agent a Certificate of a Senior Officer stating that the Disposition thereof will not adversely affect existing or reasonably foreseeable business operations of Borrower and (D) the Commitment is reduced pursuant to Section 2.7. The
                                                       -----------
execution and delivery by Administrative Agent of any release described in this
Section 2.13 shall also be subject to the prior satisfaction of the following
        ----
conditions precedent: (a) no Event of Default or Default exists under this Agreement; (b) Borrower shall be responsible for and shall pay all escrow, closing and recording costs, the costs of preparing and delivering such releases and of the title insurance indorsements referred to below; (c) each property for which a release is requested, and the portion of the related Collateral which remains subject to the Lien of the applicable Deed of Trust following such release, shall be lawfully created under all subdivision laws and ordinances, and, if requested by Administrative Agent, Borrower shall have delivered to Administrative Agent, at Borrower's sole cost, an indorsement to that effect to the title policy held by Administrative Agent with respect to such Collateral;
(d) all portions of the applicable Collateral which remain subject to the Lien of the applicable Deed of Trust following any release shall have actual access to utilities and public streets reasonably satisfactory to Administrative Agent;
(e) if requested by Administrative Agent, Borrower shall have delivered to Administrative Agent, at Borrower's sole cost, a CLTA Form 111 Indorsement insuring the continued validity and priority of the applicable Deed of Trust from any impairment resulting from the release.

                                   ARTICLE 3
                               PAYMENTS AND FEES
                               -----------------


          3.1  Principal and Interest.
               ----------------------

               (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

               (b) Interest accrued on each Alternate Base Rate Loan on each Quarterly Payment Date shall be due and payable on that day. Except as
                                                                   ------
     otherwise provided in Section 3.9, the unpaid principal amount of any
                                   ---
     Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Alternate Base
                                            ----
     Rate Margin.  Each change in the interest rate under this Section 3.1(b)
                                                                       ---
     due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

               (c) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Rate Loan shall be due and payable on the date which is three months after the date such Eurodollar Rate Loan was made (and, in the event that all of the Banks have approved a Eurodollar Period of longer than six months, every three months thereafter through the last day of the Eurodollar Period) and on the last day of the related Eurodollar Period. Except as
                                                                    ------
     otherwise provided in Section 3.9, the unpaid principal amount of any
                                   ---
     Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan plus the Applicable
                                                   ----
     Eurodollar Rate Margin.

               (d) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                    (i) the principal amount of each Eurodollar Rate Loan shall be payable on the last day of the Interest Period for such Loan, which Loan may be paid by the conversion thereof into an Alternate Base Rate
          Loan pursuant to Section 2.1(g);
                                   ------

                   (ii)  the amount, if any, by which the sum of (A) the
                                                          ---
          principal outstanding Indebtedness evidenced by the Notes, plus (B)
                                                                     ----
          the Aggregate Effective Amount of all outstanding Letters of Credit, plus (C) the Aggregate Effective Amount of all outstanding Outside
          ----
          Letters of Credit, plus (D) the Swing Line Outstandings at any time
                             ----
          exceeds the then applicable Commitment, shall be payable immediately; and

                   (iii) the principal Indebtedness evidenced by the Notes shall in any event be payable on the Maturity Date.

               (e) The Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except
                                                                        ------
     that with respect to any voluntary prepayment under this Section (i) any partial prepayment shall be not less than $5,000,000, (ii) the Administrative Agent shall have received written notice of any prepayment by 9:00 a.m. California time on the date of prepayment (which must be a Banking Day) in the case of an Alternate Base Rate Loan, and, in the case of a Eurodollar Rate Loan, three (3) Banking Days before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iii) each prepayment of principal on any Eurodollar Rate Loan shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid and
     (iv) any payment or prepayment of all or any part of any Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period shall be subject to Section 3.8(e).
                                 ------

          3.2      Upfront Fees.  On the Closing Date, Borrower shall pay to the
                   ------------
Administrative Agent, for the respective accounts of the Banks (other than the
                                                                ----- ----
Administrative Agent) pro rata according to their Pro Rata Share of the Commitment, an upfront fee in an amount set forth in a letter from the Lead Arranger to each Bank and acknowledged by that Bank and by Borrower as the applicable upfront fee for such Bank. Such upfront fees are for the credit facilities committed by each Bank under this Agreement and are fully earned when paid. The upfront fees paid to each Bank are solely for its own account and are nonrefundable.

          3.3      Ticking Fee.  On the Closing Date, Borrower shall pay to the
                   -----------
Administrative Agent, for the respective accounts of the Banks, a ticking fee for each Bank equal to the product of 50% of the then Applicable Commitment Fee Rate times the excess of that Bank's Pro Rata Share of the Commitment hereunder
     -----
over its Pro Rata

Share of the Commitment (as such terms are defined in the Prior Loan Agreement) under the Prior Loan Agreement for the period commencing on August 19, 1998 and ending on the Closing Date. The ticking fee paid to each Bank is solely for its own account and is nonrefundable.

          3.4      Commitment Fees.  From the Closing Date, Borrower shall pay
                   ---------------
to the Administrative Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, a commitment fee equal to the Applicable Commitment Fee Rate per annum times the average daily amount by
                                             -----
which the Commitment exceeds the sum of (a) the aggregate principal Indebtedness
                                 ------
evidenced by the Notes (but not the Swing Line Outstandings) plus (b) the
                        -------                              ----
Aggregate Effective Amount under all outstanding Standby Letters of Credit (but
                                                                            ---
not Commercial Letters of Credit).  The commitment fee shall be payable
---
quarterly in arrears on each Quarterly Payment Date and on the Maturity Date.

          3.5      Letter of Credit Fees.  With respect to each Letter of
                   ---------------------
Credit, Borrower shall pay the following fees:

               (a) concurrently with the issuance of each Standby Letter of Credit, a letter of credit issuance fee to the Issuing Bank for the sole account of the Issuing Bank, in an amount set forth in a letter agreement between Borrower and the Issuing Bank;

               (b) concurrently with the issuance of each Standby Letter of Credit, to the Administrative Agent for the ratable account of the Banks in accordance with their Pro Rata Share of the Commitment, a standby letter of credit fee in an amount equal to the Applicable Standby Letter of Credit Fee as of the date of such issuance times the face amount of such Standby
                                         -----
     Letter of Credit through the termination or expiration of such Standby Letter of Credit, which the Administrative Agent shall promptly pay to the Banks; and

               (c) concurrently with each issuance, negotiation, drawing or amendment of each Commercial Letter of Credit, to the Issuing Bank for the sole account of the Issuing Bank, issuance, negotiation, drawing and amendment fees in the amounts set forth from time to time as the Issuing Bank's published scheduled fees for such services.

Each of the fees payable with respect to Letters of Credit under this Section is earned when due and is nonrefundable.

          3.6      Agency Fees.  Borrower shall pay to the Administrative Agent
                   -----------
an agency fee in such amounts and at such times as heretofore agreed upon by letter agreement between Borrower and the Administrative Agent. The agency fee is for the services to be performed by the Administrative Agent in acting as Administrative Agent and is fully earned on the date paid. The agency fee paid to the Administrative Agent is solely for its own account and is nonrefundable.

          3.7      Increased Commitment Costs.  If any Bank shall determine in
                   --------------------------
good faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Bank (or its Eurodollar Lending Office) or any corporation controlling the Bank, with any request, guideline or directive regarding capital adequacy (whether or not having the force of Law) of any such central bank or other authority, affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under this Agreement, then, within five (5) Banking Days after demand of such Bank, Borrower shall pay to such Bank, from time to time as specified in good faith by such Bank, additional amounts sufficient to compensate such Bank in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement, provided that Borrower shall
                                                    --------
not be obligated to pay any such amount which arose prior to the date which is ninety (90) days preceding the date of such demand or is attributable to periods prior to the date which is ninety (90) days preceding the date of such demand. Each Bank's determination of such amounts shall be conclusive in the absence of manifest error.

          3.8      Eurodollar Costs and Related Matters.
                   ------------------------------------

               (a) In the event that any Governmental Agency imposes on any Bank any reserve or comparable requirement (including any emergency,
                                            ---------
     supplemental or other reserve) with respect to the Eurodollar Obligations of that Bank, Borrower shall pay that Bank within five (5) Banking Days after demand all amounts necessary to compensate such Bank (determined as though such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market) in respect of the imposition of such reserve requirements. The Bank's determination of such amount shall be conclusive in the absence of manifest error.

               (b) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

                    (i) shall subject any Bank or its Eurodollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Bank attributable to the principal of or interest on any Eurodollar Rate Advance or any other amounts due under this Agreement in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, excluding (i) taxes
                                                       ---------
          imposed on or measured in whole or in part by its overall net income, gross income or gross receipts and franchise taxes imposed on it, by
          (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business," (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) and (iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by
                     -----
          applicable Laws;

                   (ii) shall impose, modify or deem applicable any reserve not applicable or deemed applicable on the date hereof (including any
                                                              ---------
          reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Bank or its Eurodollar Lending Office); or

                   (iii) shall impose on any Bank or its Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans, its obligation to make Eurodollar Rate Advances or this Agreement, or shall otherwise affect any of the same;

     and the result of any of the foregoing, as determined in good faith by such Bank, increases the cost to such Bank or its Eurodollar Lending Office of making or maintaining any Eurodollar Rate Advance or in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances or reduces the amount of any sum received or receivable by such Bank or its Eurodollar Lending Office with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances (assuming such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market), then, within five (5) Banking Days after demand by such Bank (with a copy to the Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market). Each Bank's determination of such amounts shall be conclusive in the absence of manifest error.

               (c) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance shall, in the good faith opinion of any Bank, make it unlawful or impossible for such Bank or its Eurodollar Lending Office to make, maintain or fund its portion of any Eurodollar Rate Loan, or materially restrict the authority of such Bank to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Bank shall so notify the Administrative Agent, then such Bank's obligation to make Eurodollar Rate Advances shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Banks and Borrower. Upon receipt of such notice, the outstanding principal amount of such Bank's Eurodollar Rate Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances on either
     (1) the last day of the Eurodollar Period(s) applicable to such Eurodollar Rate Advances if such Bank may lawfully continue to maintain and fund such Eurodollar Rate Advances to such day(s) or (2) immediately if such Bank may not lawfully continue to fund and maintain such Eurodollar Rate Advances to such day(s), provided that in such event the conversion shall not be
                  --------
     subject to payment of a prepayment fee under Section 3.8(e).  Each Bank
                                                          ------
     agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Bank to notify the Administrative Agent under this Section, and agrees to designate a different Eurodollar Lending Office if such designation will the need for such notice and will not, in the good faith judgment of such Bank, otherwise be materially disadvantageous to such Bank. In the event that any Bank is unable, for the reasons set forth above, to make, maintain or fund its portion of any Eurodollar Rate Loan, such Bank shall fund such amount as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance. Any Bank whose obligation to make Eurodollar Rate Advances has been suspended under this Section shall promptly notify the Administrative Agent and Borrower of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

               (d)   If, with respect to any proposed Eurodollar Rate Loan:

                    (i) the Administrative Agent reasonably determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks, deposits in Dollars (in the applicable amounts) are not being offered to any Bank in the Designated Eurodollar Market for the applicable Eurodollar Period; or

                   (ii) the Requisite Banks advise the Administrative Agent that the Eurodollar Rate as determined by the Administrative Agent (i) does not represent the effective pricing to such Banks for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applicable Eurodollar Period, or (ii) will not adequately and fairly reflect the cost to such Banks of making the applicable Eurodollar Rate Advances;

     then the Administrative Agent forthwith shall give notice thereof to Borrower and the Banks, whereupon until the Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future Eurodollar Rate Advances shall be suspended.

               (e) Upon payment or prepayment of any Eurodollar Rate Advance (other than a prepayment resulting from a conversion required under Section
      ----------
     3.8(c)), on a day other than the last day in the applicable Eurodollar
     ------
     Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower (for a reason other than the failure of a Bank to make an Advance) to borrow on the date or in the amount specified for a Eurodollar Rate Loan in any Request for Loan, Borrower shall pay to the appropriate Bank within five (5) Banking Days after demand a prepayment fee or failure to borrow fee, as the case may be (determined as though 100% of the Eurodollar Rate Advance had been funded in the Designated Eurodollar Market) equal to the sum of:
                                                                       ---

                    (i) the principal amount of the Eurodollar Rate Advance prepaid or not borrowed, as the case may be, times [the number of days
                                                       -----
          from and including the date of prepayment or failure to borrow, as applicable, to but excluding the last day in the applicable Eurodollar Period], divided by 360, times the applicable Interest Differential
                   ----------      -----
          (provided that the product of the foregoing formula must be a positive
          ---------
          number); plus
                   ----

                    (ii all out-of-pocket expenses incurred by the Bank reasonably attributable to such payment, prepayment or failure to borrow.

     Each Bank's determination of the amount of any prepayment fee payable under this Section shall be conclusive in the absence of manifest error.

               (f) Each Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Bank to compensation pursuant to clause (a) or clause (b) of this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Bank, otherwise be materially disadvantageous to such Bank. Any request for compensation by a Bank under this Section shall set forth the basis upon which it has been determined that such an amount is due from Borrower, a calculation of the amount due, and a certification that the corresponding costs have been incurred by the Bank.

          3.9      Late Payments.  If any installment of principal or interest
                   -------------
or any fee or cost or other amount payable under any Loan Document to the Administrative Agent or any Bank is not paid when due, commencing on the fourth Banking Day after the date when due it shall bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate
                                                  ------
plus the Applicable Alternate Base Rate Margin plus 2%, to the fullest extent
----                                           ----
permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be compounded monthly, on the
----------
last day of each calendar month, to the fullest extent permitted by applicable Laws.

          3.10     Computation of Interest and Fees.  Computation of interest on
                   --------------------------------
Alternate Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed; computation of interest on Eurodollar Rate Loans and all fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Borrower acknowledges that such latter calculation method will result in a higher yield to the Banks than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum amount permitted by applicable Laws shall not accrue or be payable hereunder or under the Notes, and any amount paid as interest hereunder or under the Notes which would otherwise be in excess of such maximum permitted amount shall instead be treated as a payment of principal.

          3.11     Non-Banking Days.  If any payment to be made by Borrower or
                   ----------------
any other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest and fees.

          3.12     Manner and Treatment of Payments.
                   --------------------------------

               (a) Each payment hereunder (except payments pursuant to Sections
                                           ------
     2.9, 3.8, 11.3, 11.11 and 11.22) or on the Notes or under any other Loan
     ---  ---  ----  -----     -----
     Document shall be made to the Administrative Agent, at the Administrative Agent's Office, for the account of each of the Banks or the Administrative Agent, as the case may be, in immediately available funds not later than 11:00 a.m. (other than payments with respect to Swing Line Loans, which
                 -----
     must be received by 3:00 p.m.), California time, on the day of payment (which must be a Banking Day). All payments received after such time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Agent for the account of each Bank shall be immediately paid by the Administrative Agent to the applicable Bank in immediately available funds and, if such payment was received by the Administrative Agent by 11:00 a.m., California time, on a Banking Day and not so made available to the account of a Bank on that Banking Day, the Administrative Agent shall reimburse that Bank for the cost to such Bank of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America without setoff, counterclaim, recoupment or deduction of any kind.

               (b) Each payment or prepayment on account of any Loan shall be applied pro rata according to the outstanding Advances made by each Bank comprising such Loan.

               (c) Each Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to each of its Notes and, subject to Section 10.6(g), such record shall, as against
                                   -------
     Borrower, be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, no Bank shall be liable to any Party for any failure to keep such a record.

               (d) Each payment of any amount payable by Borrower or any other Party under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, excluding (i) taxes imposed on or measured in whole
                           ---------
     or in part by its overall income or gross receipts and franchise taxes imposed on it, by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business," (ii) any withholding taxes or other taxes based on income imposed by the United States of America (other than withholding taxes and taxes based on income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) and (iii) any withholding taxes or other taxes based on income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then
                                       -----
     required by applicable Laws (all such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Bank under this Agreement, Borrower shall (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Bank as is necessary to result in that Bank's receiving a net after-Tax amount equal to the amount to which that Bank would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Bank on account of such Taxes, that Bank shall promptly refund such excess to Borrower.

          3.13     Funding Sources.  Nothing in this Agreement shall be deemed
                   ---------------
to obligate any Bank to obtain the funds for any Loan or Advance in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for any Loan or Advance in any particular place or manner.

          3.14     Failure to Charge Not Subsequent Waiver.  Any decision by the
                   ---------------------------------------
Administrative Agent or any Bank not to require payment of any interest (including interest arising under Section 3.9), fee, cost or other amount
 ----------                               ---
payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Administrative Agent's or such Bank's right to require full payment of any interest (including interest arising under Section 3.9), fee, cost or other
              ---------                                ---
amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

          3.15     Administrative Agent's Right to Assume Payments Will be Made
                   ------------------------------------------------------------
by Borrower.  Unless the Administrative Agent shall have been notified by
-----------
Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If Borrower has not in fact remitted such payment to the Administrative Agent, each Bank shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Bank to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

          3.16     Fee Determination Detail.  The Administrative Agent, and any
                   ------------------------
Bank, shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Administrative Agent and the Banks, or that Bank, under Article 3 has been determined, concurrently with demand for such
            ---------
payment.

          3.17     Survivability.  All of Borrower's obligations under Sections
                   -------------
3.7 and 3.8 shall survive for ninety (90) days following the date on which the
---     ---
Commitment is terminated, all Loans hereunder are fully paid and all Letters of Credit have expired; provided, however, that following such date such
                     --------
obligations shall not be Obligations secured by the Collateral Documents.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


          Borrower represents and warrants to the Banks that:

          4.1      Existence and Qualification; Power; Compliance With Laws.
                   --------------------------------------------------------
Borrower is a corporation duly formed, validly existing and in good standing under the Laws of Delaware. Borrower is duly qualified or registered to transact business and is in good standing in California and each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where
                                                                   ------
the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform its Obligations. All outstanding shares of capital stock of Borrower are duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities Laws. Borrower is in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, file,
                             ------
register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

          4.2      Authority; Compliance With Other Agreements and Instruments
                   -----------------------------------------------------------
and Government Regulations.  The execution, delivery and performance by Borrower
--------------------------
and each Subsidiary Guarantor of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate (or partnership or other organic) action, and do not and will not:

               (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder or other equity holder, security holder or creditor of such Party;

               (b) Violate or conflict with any provision of such Party's charter, articles of incorporation or bylaws, as applicable;

               (c) Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Party;

               (d) Violate any Requirement of Law applicable to such Party, subject to obtaining the authorizations from, or filings with, the Governmental Agencies described in Schedule 4.3;
                                        ------------

               (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party is a party or by which such Party or any of its Property is bound or affected;

and neither Borrower nor any Subsidiary Guarantor is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(e), in any respect that constitutes
                                         ------
a Material Adverse Effect.

          4.3      No Governmental Approvals Required.  Except as set forth in
                   ----------------------------------   ------
Schedule 4.3 or previously obtained or made, no authorization, consent,
------------
approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by Borrower and the Subsidiary Guarantors of the Loan Documents to which it is a Party. All authorizations from, or filings with, any Governmental Agency described in Schedule 4.3 will be accomplished as of the Schedule Date stated in
             ------------
such Schedule, or such other date as may be specified in Schedule 4.3.
                                                         ------------

          4.4      Subsidiaries.
                   ------------

               (a) Schedule 4.4 hereto correctly sets forth the (i) names, (ii)
                   ------------
     form of legal entity, (iii) number of shares of capital stock (or other units of equity interests) issued and outstanding, (iv) number of shares (or units) owned by Borrower or a Subsidiary of Borrower (and specifying such owner), (v) number of additional shares of such capital stock (or units) which the holders of any Rights of Others are entitled to obtain upon the exercise thereof, and (vi) jurisdictions of organization of all Subsidiaries of Borrower. Schedule 4.4 hereto correctly specifies which of
                                ------------
     the Subsidiaries of the Borrower, as of the Schedule Date stated therein, are Restricted Subsidiaries, Significant Subsidiaries and Unrestricted Subsidiaries. Except as described in Schedule 4.4 or Schedule 6.17,
                                           ------------    -------------
     Borrower
     does not own any capital stock, equity interest or debt security which is convertible, or exchangeable, for capital stock or equity interests in any Person. Unless otherwise indicated in Schedule 4.4, all of the outstanding
                                           ------------
     shares of capital stock (or units of equity interest) of each Restricted Subsidiary are owned of record and beneficially by Borrower, there are no outstanding options, warrants or other rights to purchase capital stock (or such units) of any such Subsidiary, and all such shares (or such units) so owned are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Laws, and are free and clear of all Liens and Rights of Others, except for Permitted Encumbrances and Permitted
                ------
     Rights of Others.

               (b) Each Significant Subsidiary is duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization, in the form of organization stated in Schedule 4.4 therefor, is duly qualified
                                        ------------
     to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification necessary (except where
                                                                   ------
     the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect), and has all requisite power and authority to conduct its business and to own and lease its Properties.

               (c) Each Restricted Subsidiary is in compliance with all Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to be in such compliance, obtain such
               ------
     authorizations, consents, approvals, orders, licenses, and permits, accomplish such filings, registrations, and qualifications, or obtain such exemptions, does not constitute a Material Adverse Effect.

          4.5      Financial Statements.  Borrower has furnished to the Banks
                   --------------------
(a) the audited consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Year ended December 30, 1997, (b) the audited consolidated financial statements of CMC and its Subsidiaries for its fiscal year ended December 31, 1997, (c) the unaudited consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Quarter ended June 30, 1998, (d) the unaudited consolidated financial statements of CMC and its Subsidiaries for its fiscal quarter ended June 30, 1998 and (e) the unaudited consolidated pro-forma balance sheet of Borrower and its Subsidiaries as of June 30, 1998, assuming that the Merger, the Redemption, this Agreement and the other transactions contemplated hereby had been consummated as of that date. The financial statements described in clauses (a) and (c) fairly present in all material respects the financial
         -       -
condition, results of operations and changes in financial position of Borrower and its Subsidiaries as of such dates and for such periods in conformity with Generally Accepted Accounting Principles, consistently applied. The financial statements described in clauses (b) and (d) fairly present in all material
                                 -       -
respects the financial condition, results of operations and changes in financial position of CMC and its Subsidiaries as of such dates and for such periods in conformity with Generally Accepted Accounting Principles, consistently applied. The pro-forma balance sheet described in clause (e) fairly presents the pro-
                                                 -
forma financial condition of Borrower as of the date thereof, giving effect to the Merger, the Redemption, this Agreement and the other transactions contemplated hereby, subject to the assumptions described in the notes thereto.

          4.6      No Other Liabilities; No Material Adverse Changes.  As of the
                   -------------------------------------------------
Execution Date and as of the Closing Date:   (a) Borrower and its Subsidiaries
do not have any material liability or material contingent liability required under Generally Accepted Accounting Principles to be reflected or disclosed and not reflected or disclosed in the pro forma balance sheet described in Section 4.5(e), other than liabilities and contingent liabilities arising in the
------  ----------
ordinary course of business since the date of such balance sheet; and (b) no circumstance or event has occurred that constitutes a Material Adverse Effect since June 30, 1998. As of any date subsequent to the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date.

          4.7      Title to Property.  As of the Schedule Date for Schedule 4.7,
                   -----------------                               ------------
Borrower and the Restricted Subsidiaries have valid title to the Property (other
                                                                           -----
than assets which are the subject of a Capital Lease Obligation) reflected in
----
the balance sheet described in Section 4.5(e) (other than items of Property or
                                       ------  ----------
exceptions to title which are in each case immaterial to Borrower and its Subsidiaries, taken as a whole, and Property subsequently sold or disposed of in the ordinary course of business), free and clear of all Liens and Rights of Others other than Liens or Rights of Others described in Schedule 4.7 or
       ----------                                        ------------
permitted by Section 6.8.
                     ---

          4.8      Intangible Assets.  Borrower and the Restricted Subsidiaries
                   -----------------
own, or possess the right to use to the extent necessary in their respective businesses, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of their businesses as now operated, and no such Intangible Asset, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect. Schedule
                                                                     --------
4.8 sets forth all trademarks, trade names and trade styles used by Borrower or any of the Restricted Subsidiaries at any time within the five (5) year period ending on the Schedule Date for such Schedule.

          4.9      Public Utility Holding Company Act.  Neither Borrower nor any
                   ----------------------------------
of the Restricted Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          4.10     Litigation.  Except for (a) any matter fully covered as to
                   ----------   ------
subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim against Borrower or any of the Restricted Subsidiaries of less than $1,000,000, (c) matters of an administrative nature not involving a claim or charge against Borrower or any of the Restricted Subsidiaries and (d) matters set forth in Schedule 4.10, there are no actions,
                                          -------------
suits, proceedings or investigations pending as to which Borrower or any of the Restricted Subsidiaries have been served or have received notice or, to the best knowledge of Borrower, threatened against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency.

          4.11     Binding Obligations.  Each of the Loan Documents to which
                   -------------------
Borrower or the Subsidiary Guarantors is a Party will, when executed and delivered by such Party, constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except
                                                                         ------
as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

          4.12     No Default.  No event has occurred and is continuing that is
                   ----------
a Default or Event of Default.

          4.13     ERISA.
                   -----

                   (a) With respect to each Pension Plan:

                       (i) such Pension Plan complies in all material respects with ERISA and any other applicable Laws to the extent that non-compliance could reasonably be expected to have a Material Adverse Effect;

                    (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

                    (iii) no "reportable event" (as defined in Section 4043 of ERISA) has occurred that could reasonably be expected to have a Material Adverse Effect; and

                    (iv) neither Borrower nor any of its ERISA Affiliates has engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

               (b) Neither Borrower nor any of its ERISA Affiliates has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

          4.14     Regulation U; Investment Company Act.  No part of the
                   ------------------------------------
proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulation U. Neither Borrower nor any of the Restricted Subsidiaries is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

          4.15     Disclosure.  No written statement made by a Senior Officer to
                   ----------
the Administrative Agent or any Bank in connection with this Agreement, or in connection with any Loan, as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

          4.16     Tax Liability.  Borrower and the Restricted Subsidiaries have
                   -------------
filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by Borrower or any of the Restricted Subsidiaries, except (a) such taxes, if any,
                                                ------
as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes so long as no material Property of Borrower or any of the Restricted Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

          4.17     Projections.  As of the Execution Date and as of the Closing
                   -----------
Date, to the best knowledge of Borrower, the assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to Borrower, and the Projections are reasonably based on such assumptions. Nothing in this
Section 4.17 shall be construed as a representation or covenant that the
        ----
Projections in fact will be achieved.

          4.18     Hazardous Materials.  Except as described in Schedule 4.18:
                   -------------------                          -------------
(a) neither Borrower nor any of the Restricted Subsidiaries at any time has disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under the Real Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material Adverse Effect, (b) to the best knowledge of Borrower, no condition exists that violates any Hazardous Material Law affecting any Real Property except for such violations that would not individually or in the aggregate have a Material Adverse Effect, (c) no Real Property or any portion thereof is or has been utilized by Borrower or any of the Restricted Subsidiaries as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Borrower or any of the Restricted Subsidiaries on any Real Property, or transported to or from such Real Property by Borrower or any of the Restricted Subsidiaries, such use, generation, storage and transportation are in compliance in all material respects with all Hazardous Materials Laws.

          4.19     Gaming Laws.  Borrower and the Restricted Subsidiaries are in
                   -----------
compliance with all applicable Gaming Laws in all respects which are material to the operations, businesses and prospects of Borrower and the Restricted Subsidiaries, taken as a whole.

          4.20     Security Interests.
                   ------------------

               (a) Upon the execution and delivery of the Omnibus Ancillary Documents Amendment, the Security Agreement will continue a valid security interest in the Collateral described therein securing the Obligations (subject to such qualifications and exceptions as are contained in the applicable Uniform Commercial Code with respect to the creation of security interests in Property to which Article 9 of the applicable Uniform Commercial Code does not apply), which security interest is of first priority (subject only to Permitted Encumbrances, Permitted Rights of Others, purchase money liens permitted under Section 6.8(f) and matters
                                                          ------
     disclosed in Schedule 4.7 and to such qualifications and exceptions as are
                  ------------
     contained in the applicable Uniform Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement), and all action necessary to perfect the security interests so created, other than (i) filing of the UCC-1 financing
                           ----------
     statements delivered to the Administrative Agent pursuant to Section 8.1
                                                                          ---
     with the appropriate Governmental

     Agency and (ii) delivery of each of the instruments listed in Schedule I to the Security Agreement to the parties indicated therein, have been taken and completed.

               (b) Upon the execution and delivery of the Omnibus Ancillary Documents Amendment, the Trademark Collateral Assignment will continue a valid first priority collateral assignment of the Collateral described therein securing the Obligations and all action necessary to perfect the collateral assignment so created, other than the filing of the Memorandum
                                       ----------
     of Amendment (Trademark Collateral Assignment) with the United States Patent and Trademark Office, will have been taken and completed.

               (c) Upon the execution and delivery of Omnibus Ancillary Documents Amendment, the Pledge Agreements (General) will continue a valid first priority security interest in the Collateral described therein

     (including the Pledged Collateral (General)) and upon delivery of the
     ----------
     Pledged Collateral (General) to the Administrative Agent (or its designee) all action necessary to perfect the security interest so created has been taken and completed.

               (d) Upon the execution and delivery of Omnibus Ancillary Documents Amendment, the Pledge Agreements (Gaming Regulated) will continue a valid first priority security interest in the Collateral described therein (including the Pledged Collateral (Gaming Regulated)) and upon
              ---------
     delivery of the Pledged Collateral (Gaming Regulated) to the Administrative Agent (or its designee) in the jurisdiction(s) required under applicable Gaming Laws all action necessary to perfect the security interest so created has been taken and completed.

               (e) Upon the execution and delivery of each of the Existing Deed of Trust Amendments, each of the Existing Deeds of Trust will continue a valid Lien in the Collateral described therein securing the Obligations, other than those arising under Sections 4.18, 5.12 and 11.22 (subject only
     ----------                              ----  ----     -----
     to Permitted Encumbrances, Permitted Rights of Others and matters described in Schedule 4.7), and all action necessary to perfect the Lien so created,
        ------------
     other than recordation or filing thereof with the appropriate Governmental
     ----------
     Agencies, will have been taken and completed.

               (f) Upon the execution and delivery of the Biloxi CM Deed of Trust and the Bay St. Louis Deed of Trust, such Deeds of Trust will create a valid Lien in the Collateral described therein securing the Obligations, other than those arising under Sections 4.18, 5.12, and 11.22 (subject only
     ----------                              ----  ----      -----
     to Permitted

     Encumbrances, Permitted Rights of Others and matters described in Schedule 4.7), and all action necessary to perfect the Lien so created,
        ------------
     other than recordation or filing thereof with the appropriate Governmental
     ----------
     Agencies, will have been taken and completed.

               (g) Upon the execution and delivery of the Omnibus Ancillary Documents Amendment, each Preferred Ship's Mortgage will continue a valid Lien in the Collateral described therein securing the Obligations (subject only to Permitted Encumbrances, Permitted Rights of Others and matters described in Schedule 4.7), and all action necessary to perfect the Lien so
                  ------------
     created, other than recordation or filing of the Memorandum of Amendment
              ----------
     (Preferred Ship's Mortgage) with the appropriate Governmental Agencies, will have been taken and completed.

                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS
                             ---------------------
                          (OTHER THAN INFORMATION AND
                           --------------------------
                            REPORTING REQUIREMENTS)
                            ----------------------


          So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrower shall, and shall cause each of the Restricted Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Banks) otherwise consents:

          5.1      Payment of Taxes and Other Potential Liens.  Pay and
                   ------------------------------------------
discharge promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof and upon their respective income or profits or any part thereof, except that
                                                             ------
Borrower and the Restricted Subsidiaries shall not be required to pay or cause to be paid (a) any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same or (b) any immaterial tax so long as no material Property of Borrower or any of the Restricted Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

          5.2      Preservation of Existence.  Preserve and maintain their
                   -------------------------
respective existences in the jurisdiction of their formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business except (a) where the
                                                           ------
failure to so preserve and maintain the existence of any Restricted Subsidiary and such authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations would not constitute a Material Adverse Effect and (b) that a merger permitted by Section 6.3 shall not
                                                          ---
constitute a violation of this covenant; and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties except where the failure to so qualify or remain qualified
                      ------
would not constitute a Material Adverse Effect.

          5.3      Maintenance of Properties.  Maintain, preserve and protect
                   -------------------------
all of their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, except that the failure to maintain, preserve and protect
                       ------
a particular item of Property that is not of significant value, either intrinsically or to the operations of Borrower and the Restricted Subsidiaries, taken as a whole, shall not constitute a violation of this covenant.

          5.4      Maintenance of Insurance.  Maintain liability, casualty and
                   ------------------------
other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Borrower and the Restricted Subsidiaries operate and, in any event, (a) business interruption insurance so
                                                                            --
long as such insurance is, in the reasonable judgment of the Requisite Banks,
-------
generally commercially available at reasonable premiums and deductibles and (b) such insurance as may be required under the Deeds of Trust.

          5.5      Compliance With Laws.  Comply with all Requirements of Law
                   --------------------
noncompliance with which constitutes a Material Adverse Effect, except that
                                                                ------
Borrower and the Restricted Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

          5.6      Inspection Rights.  Upon reasonable notice, at any time
                   -----------------
during regular business hours and as often as reasonably requested (but not so as to materially interfere with the business of Borrower or any of its Subsidiaries) permit the Administrative Agent or any Bank, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their officers, key employees or accountants and, upon request, furnish promptly to the Administrative Agent or any Bank true copies of all financial information made available to the board of directors or audit committee of the board of directors of Borrower.

          5.7      Keeping of Records and Books of Account.  Keep adequate
                   ---------------------------------------
records and books of account reflecting all financial transactions in conformity with Generally Accepted Accounting Principles, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrower or any of the Restricted Subsidiaries.

          5.8      Compliance With Agreements.  Promptly and fully comply with
                   --------------------------
all Contractual Obligations under all material agreements, indentures, leases and/or instruments to which any one or more of them is a party, whether such material agreements, indentures, leases or instruments are with a Bank or another Person, except for any such Contractual Obligations (a) the performance
                ------
of which would cause a Default or (b) then being contested by any of them in good faith by appropriate proceedings or if the failure to comply with such agreements, indentures, leases or instruments does not constitute a Material Adverse Effect.

          5.9      Use of Proceeds.  Use the proceeds of Loans for (a)  payment
                   ---------------
of the redemption price in respect of the Redemption, together with related premiums, fees and transactional expenses, (b) payment of the Cash consideration to the shareholders of CMC payable in respect of the Merger, (c) payment of amounts payable to the holders of the Louisiana First Mortgage Notes pursuant to their "change of control" rights with respect to the Merger, (d) Capital Expenditures and Investments permitted hereunder and (e) working capital and general corporate purposes of Borrower and the Restricted Subsidiaries.

          5.10     Future Collateral.  Upon the acquisition by Borrower or any
                   -----------------
Subsidiary Guarantor (other than a Subsidiary of Borrower described in Section
                      ----- ----                                       -------
2.11) of (a) any capital stock (or other equity interest) of a new Subsidiary,
-----
deliver the certificates evidencing such stock (or interest) in pledge to the Administrative Agent (or its designee to the extent required by applicable Gaming Laws) pursuant to the Pledge Agreement (General) or Pledge Agreement (Gaming Regulated), as the case may be, (b) any Investment in certificated securities or instruments, deliver all such securities and instruments in pledge to the Administrative Agent pursuant to the Security Agreement, and (c) any fee simple interest in real Property or any vessel or vehicle, any uncertificated Investment or securities entitlement or any other interest in other Property which is not subject to a perfected Lien under the Collateral Documents, execute and deliver to the Administrative Agent such Collateral Documents as are appropriate therefor, as requested by the Administrative Agent, to create a Lien thereon securing the Obligations subject in priority only to Permitted Encumbrances, purchase money liens (if any) permitted under Section 6.8(f) and
                                                                    ------
Liens existing thereon prior to such acquisition (and not done in contemplation thereof). At such time as the Louisiana First Mortgage Notes are no longer outstanding, deliver certificates evidencing the capital stock of Casino Magic of Louisiana Corp. in pledge to the Administrative Agent pursuant to the Pledge Agreement (Gaming Regulated), which pledge shall constitute a first priority perfected security interest in such capital stock.

          5.11     New Subsidiary Guarantors.  Cause (a) each of its Restricted
                   -------------------------
Subsidiaries which hereafter becomes a Significant Subsidiary promptly upon so becoming and (b) the CMC Louisiana Subsidiaries that are Significant Subsidiaries promptly upon satisfaction or discharge of the Louisiana First Mortgage Notes, in each case to execute and deliver to the Administrative Agent an instrument of joinder of the Subsidiary Guaranty (General), Security Agreement and the Trademark Collateral Assignment, and execute and deliver to the Administrative Agent such deeds of trust in the form of the Model Deed of Trust covering its Real Property as the Administrative Agent may request.

          5.12     Hazardous Materials Laws.  Keep and maintain all Real
                   ------------------------
Property and each portion thereof in compliance in all material respects with all applicable Hazardous Materials Laws and promptly notify the Administrative Agent in writing (attaching a copy of any pertinent written material) of (a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws, (b) any and all material claims made or threatened in writing by any Person against Borrower relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any Senior Officer of Borrower of any material occurrence or condition on any real Property adjoining or in the vicinity of such Real Property that could reasonably be expected to cause such Real Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Real Property under any applicable Hazardous Materials Laws.

          5.13      Intercompany Notes.  Execute a promissory note (in a form
                   ------------------
reasonably acceptable to the Administrative Agent) evidencing any Indebtedness of Borrower or a Restricted Subsidiary to any Restricted Subsidiary which is in an amount of $5,000,000 or more, and cause each payee of such promissory note to deliver the same to the Administrative Agent, with an endorsement in blank, as Pledged Collateral (General).

          5.14     Year 2000 Compliance.  Take such steps as are reasonably
                   --------------------
necessary to assure that, prior to November 1, 1999, (a) Borrower and the Restricted Subsidiaries are Year 2000 Compliant and (b) all customers and vendors of Borrower and the Restricted Subsidiaries that are material to the business of Borrower and whose ability to perform their business obligations to Borrower may be materially affected by their not being Year 2000 Compliant are Year 2000 Compliant. Such steps shall include the performance of a comprehensive review and assessment of all data storage and operating systems and the adoption of a detailed plan and budget for the remediation, monitoring and testing of such systems. The term "Year 2000 Compliant" means, for purposes
                                        -------------------
of the foregoing, that all hardware, software, firmware, equipment, goods and systems used by a Person, or which are material to the business operations or financial condition of a Person, will properly perform date-sensitive functions on and after January 1, 2000.

          5.15     Certain Notifications.  Promptly following the Closing Date,
                   ---------------------
(a) notify the Trustee under the indenture governing the Existing Subordinated Notes that the Obligations are "Designated Senior Debt" thereunder and (b) notify the Trustee under the indenture governing the Louisiana First Mortgage Notes of the "Change of Control Offer" (as such term is defined in such indenture) required as a result of the Merger.

                                   ARTICLE 6
                               NEGATIVE COVENANTS
                               ------------------


          So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Banks or, if required by Section 11.2, of all of the Banks) otherwise consents:
                    ----

          6.1      Payment of Subordinated Obligations.  Pay any (a) principal
                   -----------------------------------
(including sinking fund payments) or any other amount (other than scheduled
----------                                             ----------
interest payments) with respect to any Subordinated Obligation, or purchase or redeem (or offer to purchase or redeem) any Subordinated Obligation, or deposit any monies, securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Subordinated Obligation will be paid when due or otherwise to provide for the defeasance of any Subordinated Obligation or (b) scheduled interest on any Subordinated Obligation unless the payment thereof is then permitted pursuant to the terms of
           ------
the Indenture governing such Subordinated Obligation;

provided, however, that this Section shall not apply to prohibit any payment
--------  -------
consisting of the repurchase or redemption of Subordinated Obligations to the extent necessary to prevent a License Revocation if (i) no Designated Default then exists or would result therefrom and (ii) Borrower has notified the Administrative Agent in writing of the necessity to invoke this proviso at least ten (10) Banking Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance.

          6.2      Disposition of Property.  Make any Disposition of its
                   -----------------------
Property, whether now owned or hereafter acquired, except:
                                                   ------

               (a) a Disposition by Borrower to a Restricted Subsidiary, or by a Restricted Subsidiary to Borrower or another Restricted Subsidiary;

               (b) a Disposition of an Investment in an Unrestricted Subsidiary.

               (c) Dispositions of the Hollywood Park Stadium Property and Phoenix Eagle Property;

               (d) Dispositions of Excess Property in compliance with Section

     2.13; and
     ----

               (e) Disposition of the Property Held for Sale.

          6.3      Mergers.  Merge or consolidate with or into any Person,
                   -------
except:
------

               (a)  the Merger;

               (b) mergers and consolidations of a Subsidiary of Borrower into Borrower or a Restricted Subsidiary (with Borrower or the Restricted Subsidiary as the surviving entity) or of Restricted Subsidiaries with each other, provided that Borrower and each of such Subsidiaries have executed
            --------
     such amendments to the Loan Documents as the Administrative Agent may reasonably determine are appropriate as a result of such merger; and

               (c) a merger or consolidation of Borrower or any Restricted Subsidiary with any other Person, provided that (i) either (A) Borrower or
                                       --------
     the Restricted Subsidiary is the surviving entity or (B) the surviving entity is a corporation organized under the Laws of a State of the United States of America or the District of Columbia and, as of the date of such merger or consolidation, expressly assumes, by an appropriate instrument, the Obligations of Borrower or the Restricted Subsidiary, as the case may be, (ii) giving effect thereto on a pro-forma basis, no Default or Event of Default exists or would result therefrom and (iii) as a result thereof, no Change in Control has occurred.

          6.4      Hostile Acquisitions.  Directly or indirectly use the
                   --------------------
proceeds of any Loan in connection with the acquisition of part or all of a voting interest of five percent (5%) or more in any corporation or other business entity if such acquisition is opposed by the board of directors of such corporation or business entity.

          6.5      Distributions.  Make any Distribution, whether from capital,
                   -------------
income or otherwise, and whether in Cash or other Property, except:
                                                            ------

               (a) Distributions by any Subsidiary of Borrower to Borrower or any Restricted Subsidiary,

               (b) Distributions by a Subsidiary of Borrower to other Persons owning shares of capital stock of that Subsidiary that are in the same proportion as a concurrent Distribution by that Subsidiary to Borrower or any Restricted Subsidiary;

               (c) dividends payable solely in Common Stock or rights to purchase Common Stock;

               (d) Distributions consisting of the repurchase of Common Stock for an aggregate purchase price not in excess of $10,000,000, provided that
                                                                   --------
     no Default or Event of Default then exists or would result therefrom; and

               (e) Distributions consisting of the purchase of (i) the limited partnership interests in Mississippi-I Gaming, L.P. not owned by Borrower or a Restricted Subsidiary or (ii) any equity interest in the Indiana Project (or in any Restricted Subsidiary that directly owns the Indiana Project) not owned by Borrower or a Restricted Subsidiary, provided that
                                                                --------
     (i) the aggregate purchase prices therefor, when added to other Basket Expenditures theretofore made, does not exceed $75,000,000 and (ii) no Default or Event of Default then exists or would result therefrom;

provided, however, that this Section shall not apply to prohibit a Distribution
--------
consisting of the repurchase or redemption of capital stock of Borrower to the extent necessary to prevent a License Revocation if (i) no Designated Default then exists or would result therefrom and (ii) Borrower has notified the Administrative Agent in writing of the necessity to invoke this proviso at least
                                                                -------
ten (10) Banking Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance.

          6.6      ERISA.   At any time, permit any Pension Plan to:  (i) engage
                   -----
in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply with ERISA or any other applicable Laws; (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA); or (iv) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

          6.7      Change in Nature of Business.  Make any material change in
                   ----------------------------
the nature of the business of Borrower and the Restricted Subsidiaries, taken as a whole.

          6.8      Liens and Negative Pledges.  Create, incur, assume or suffer
                   --------------------------
to exist any Lien or Negative Pledge of any nature upon or with respect to any of their respective Properties, or engage in any sale and leaseback transaction with respect to any of their respective Properties, whether now owned or hereafter acquired, except:
                    ------

               (a)  Permitted Encumbrances;

               (b) Liens and Negative Pledges under the Loan Documents;

               (c) Liens securing the Louisiana First Mortgage Notes;

               (d) Liens (other than the Liens securing the Louisiana First
                          ----------
     Mortgage Notes) and Negative Pledges existing on the Closing Date and disclosed in Schedule 4.7 and any renewals/extensions or amendments
                  ------------
     thereof, provided that the obligations secured or benefited thereby are not
              --------
     increased;

               (e) any Lien or Negative Pledge on shares of any equity security or any warrant or option to purchase an equity security or any security which is convertible into an equity security issued by Borrower or any Restricted Subsidiary that holds, directly or indirectly through a holding company or otherwise, a registration, finding of suitability or license under any Gaming Law of the State of Nevada; provided that this clause (e)
                                                  --------                   -
     shall apply only so long as the Gaming Laws of the State of Nevada provide that the creation of any restriction on the disposition of any of such securities shall not be effective without the prior approval of the relevant Gaming Board and, if such Gaming Laws at any time cease to so provide, then this clause (e) shall be of no further effect; and provided
                                -                                     --------
     further that if at any time Borrower creates or suffers to exist a Lien or
     -------
     Negative Pledge covering such securities in favor of the holder of any other Indebtedness, it will (subject to any approval required under the Gaming Laws of the State of Nevada) concurrently grant a pari-passu Lien or
                                                              ---- -----
     Negative Pledge likewise covering such securities in favor of the Administrative Agent for the benefit of the Banks;

               (f) Liens on Property acquired by Borrower or any of the Restricted Subsidiaries that were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition; and

               (g) Liens securing Indebtedness permitted by Section 6.9(h) on
                                                                    ------
     and limited to the capital assets acquired, constructed or financed with the proceeds of such Indebtedness or with the proceeds of any Indebtedness directly or indirectly refinanced by such Indebtedness.


          6.9      Indebtedness and Guaranty Obligations.  Create, incur or
                   -------------------------------------
assume any Indebtedness or Guaranty Obligation except:
                                               ------

               (a) Indebtedness (other than the Louisiana First Mortgage Notes)
                                 ----- ----
     and Guaranty Obligations existing on the Closing Date and disclosed in

     Schedule 6.9, and refinancings, renewals, extensions or amendments that do
     ------------
     not increase the amount thereof;

               (b) Indebtedness and Guaranty Obligations under the Loan
     Documents;

               (c) Indebtedness and Guaranty Obligations owed to Borrower or any Restricted Subsidiary;

               (d) the Louisiana First Mortgage Notes;

               (e)  New Subordinated Debt;

               (f) Indebtedness consisting of Capital Lease Obligations, or otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 90 days before or after the purchase or construction of the capital asset), or to refinance any such Indebtedness, provided that the
                                                            --------
     aggregate principal amount of such Indebtedness outstanding at any time does not exceed $30,000,000;

               (g) Indebtedness consisting of one or more Swap Agreements,

     provided that the aggregate notional amount of Indebtedness covered by all
     --------
     Secured Swap Agreements shall not exceed $300,000,000;

               (h) Guaranty Obligations in support of the obligations of a Subsidiary Guarantor (provided that (i) such obligations are not prohibited
                           --------
     by this Agreement and (ii) no Disposition has been made of any equity interests of such Subsidiary in breach of Section 6.2);
                                               -----------

               (i) Guaranty Obligations in support of obligations of Persons other than a Subsidiary Guarantor with an aggregate amount not in excess of
     ----------

     $10,000,000 (provided that such supported obligations do not constitute
                  --------
     Indebtedness);

               (j) Outside Letters of Credit, provided that the sum of the
                                              --------          ------
     Aggregate Effective Amount thereof plus the Aggregate Effective Amount of
                                        ----
     all outstanding Letters of Credit does not exceed $30,000,000; and

               (k) Guaranty Obligations with respect to income tax obligations of Borrower and its Subsidiaries by reason of the filing of a consolidated income tax return by Borrower and its Subsidiaries.

          6.10     Transactions with Affiliates.  Enter into any transaction of
                   ----------------------------
any kind with any Affiliate of Borrower other than (a) salary, bonus, employee
                                        ----------
stock option and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are fully disclosed to the board of directors (or executive committee thereof) of Borrower and expressly authorized by a resolution of the board of directors (or executive committee) of Borrower which is approved by a majority of the directors (or executive committee) not having an interest in the transaction, (c) transactions between or among Borrower and the Restricted Subsidiaries, (d) transactions among CMC and its Subsidiaries in accordance with that certain Tax Allocation Agreement dated October 14, 1993 among CMC and its Subsidiaries, and transactions among Borrower and its Subsidiaries in accordance with a tax allocation agreement substantially identical in all material respects to such Tax Allocation Agreement and (e) transactions on overall terms at least as favorable to Borrower or the Restricted Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

          6.11     Interest Coverage Ratio.  Permit the Interest Coverage Ratio,
                   -----------------------
as of the last day of any Fiscal Quarter ending after the Closing Date, to be less than the ratio set forth below opposite the period during which such Fiscal Quarter ends:


                 Period                                                         Ratio
                 ------                                                         -----
          Closing Date through
          June 30, 1999                                                      1.70 to 1.00

          September 30, 1999 through
          June 30, 2000                                                      1.80 to 1.00

          September 30, 2000 through
          December 31, 2002                                                  2.00 to 1.00

          March 31, 2003
          and thereafter                                                     2.75 to 1.00

          6.12    Senior Funded Debt Ratio.  Permit the Senior Funded Debt
                  ------------------------
Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date to be greater than the ratio set forth below opposite the period during which such Fiscal Quarter ends:


                 Period                                                         Ratio
                 ------                                                         -----
          Closing Date through
          December 31, 1998                                                  3.50 to 1.00

          March 31, 1999 through
          December 31, 1999                                                  3.00 to 1.00

          March 31, 2000
          and thereafter                                                     2.50 to 1.00

           6.13 Funded Debt Ratio. Permit the Funded Debt Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite the period during which such Fiscal Quarter ends:

                 Period                                                         Ratio
                 ------                                                         -----
           Closing Date through
           June 30, 1999                                                     4.75 to 1.00

           September 30, 1999 through
           June 30, 2000                                                     4.25 to 1.00

           September 30, 2000
           and thereafter                                                    4.00 to 1.00

          6.14     Capital Expenditures.  Make, or become legally obligated to
                   --------------------
make, any Capital Expenditure except:
                              ------

               (a) Maintenance Capital Expenditures not in excess of $40,000,000 in any Fiscal Year;

               (b) Capital Expenditures to the extent financed by Indebtedness permitted under Section 6.9(f);
                             ------

               (c) Capital Expenditures for the completion of the Reno Project not in excess of $12,000,000;

               (d) Capital Expenditures for the acquisition of land for and construction of the Indiana Project not in excess of $150,000,000; provided
                                                                        --------
     that Borrower may not make any such Capital Expenditure which, when added to all such Capital Expenditures previously made for the acquisition of land for and construction of the Indiana Project, would exceed $25,000,000 unless at least 20 Banking Days prior thereto, (i) Borrower furnishes to
     ------
     the Administrative Agent a detailed construction budget and timetable therefor, together with projected financial statements by Fiscal Quarter of Borrower and the Restricted Subsidiaries for the period extending one year beyond the scheduled completion date, (ii) Borrower engages Bank of America Construction Services Group (or a comparable firm reasonably acceptable to the Administrative Agent), at the expense of Borrower, to monitor construction of the Indiana Project and (iii) Borrower furnishes the Administrative Agent with a letter from Bank of

     America Construction Services Group (or such comparable firm) stating that it believes the construction budget and construction timetable are reasonable and feasible; and

               (e) Capital Expenditures not otherwise permitted above which, when added to all other Basket Expenditures theretofore made, do not exceed $75,000,000.

          6.15     Investments.  Make or suffer to exist any Investment, except:
                   -----------                                           ------

               (a) Investments in existence on the Closing Date and disclosed on

     Schedule 6.15;
     -------------

               (b) Investments consisting of Cash and Cash Equivalents;

               (c) Investments in readily marketable securities not in excess of $10,000,000;

               (d) Investments consisting of advances to officers, directors and employees of Borrower and the Restricted Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

               (e) Investments of Borrower in any Restricted Subsidiary and Investments of any Restricted Subsidiary in another Restricted Subsidiary,

     except in each case, Investments made after the Closing Date in the CMC
     ------
     Louisiana Subsidiaries or any of the Foreign Subsidiaries;

               (f) Investments in the CMC Louisiana Subsidiaries made after the Closing Date in such amounts as are required to fund the amounts payable to the holders of the Louisiana First Mortgage Notes pursuant to their "change of control" rights with respect to the Merger;

               (g) Investments in the CMC Louisiana Subsidiaries made after the Closing Date if the Louisiana Mortgage Notes are not then outstanding;

               (h) Investments in (i) the CMC Louisiana Subsidiaries made after the Closing Date if the Louisiana First Mortgage Notes are then outstanding and (ii) the Foreign Subsidiaries made after the Closing Date; provided
                                                                    --------
     that the aggregate Investments made after the Closing Date permitted by this clause (h) do not exceed the sum of (A) $20,000,000 plus (B) the
                  -                    --- --                 ----
     aggregate amount of Cash
     dividends received by Borrower after the Closing Date from the CMC Louisiana Subsidiaries and the Foreign Subsidiaries;

               (i) Investments consisting of the extension of credit to customers or suppliers of Borrower and the Restricted Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof;

               (j) Investments received in connection with the settlement of a bona fide dispute with another Person;

               (k) Investments representing all or a portion of the sales price of Property sold or services provided to another Person;

               (l) Investments consisting of Guaranty Obligations permitted by
     Section 6.9;
             ---

               (m) Investments consisting of 100 shares or less of publicly traded equity securities of Persons engaged in any business in which Borrower is engaged, which Investments do not exceed $100,000 in the aggregate at any time; and

               (n) Investments (other than Investments in the CMC Louisiana
                                ----- ----
     Subsidiary or any Foreign Subsidiary) not otherwise permitted above which, when added to all other Basket Expenditures theretofore made, do not exceed $75,000,000.

          6.16      Subsidiary Indebtedness.  Permit (whether or not otherwise
                   -----------------------
permitted under Section 6.9) any Restricted Subsidiary to create, incur, assume
                        ---
or suffer to exist any Indebtedness or Guaranty Obligation, except (a)
                                                            ------
Indebtedness and Guaranty Obligations in existence on the Closing Date, (b) the Subsidiary Guaranty (General) and the Subsidiary Guaranty (Crystal Park), (c) Indebtedness owed to Borrower or another Restricted Subsidiary, (d) Capital Lease and purchase money obligations of a Restricted Subsidiary in respect of Property used by that Subsidiary or another Restricted Subsidiary, (e) Guaranty Obligations given by any CMC Louisiana Subsidiary with respect to the Louisiana First Mortgage Notes, (f) Indebtedness incurred for working capital purposes by Casino Magic Neuquen, S.A. or any of its Subsidiaries not in excess of $5,000,000 and (g) other Indebtedness incurred in the ordinary course of business not in excess, with respect to any Restricted Subsidiary, of $500,000.

          6.17     Amendments to Subordinated Obligations.  Amend or modify any
                   --------------------------------------
term or provision of any indenture, agreement or instrument evidencing or governing any Subordinated Obligation in any respect that will or may adversely affect the interests of the Banks.

          6.18     Redemption or Repurchase of Louisiana First Mortgage Notes.
                   ----------------------------------------------------------
Redeem or repurchase all or any portion of the Louisiana First Mortgage Notes,

except such amounts as are payable to the holders thereof pursuant to their
------
"change of control" rights with respect to the Merger.

                                   ARTICLE 7
                     INFORMATION AND REPORTING REQUIREMENTS
                     --------------------------------------


          7.1      Financial and Business Information.  So long as any Advance
                   ----------------------------------
remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrower shall, unless the Administrative Agent (with the written approval of the Requisite Banks) otherwise consents, at Borrower's sole expense, deliver to the Administrative Agent for distribution by it to the Banks, a sufficient number of copies for all of the Banks of the following:

               (a) As soon as practicable, and in any event by the fifteenth Banking Day in the next following month, an operating revenue report for the preceding calendar month (other than a month that is the last month of
                                   -----------
     a Fiscal Quarter or Fiscal Year, in which case the operating revenue report for such month shall be delivered as soon as practicable and in any event within 60 days after the end of such calendar month) for each Gaming Property, in a form reasonably acceptable to the Administrative Agent, together with a written narrative statement discussing any significant trends reflected therein signed by a Senior Officer of Borrower;

               (b) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter in any Fiscal Year), (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the consolidated statements of operations and cash flows for such Fiscal Quarter, and the portion of the Fiscal Year ended with such Fiscal Quarter and (ii) supporting consolidating financial information in the form approved by the Administrative Agent prior to the Closing Date or such other form as may be acceptable to the Administrative Agent. Such financial statements shall be certified by a Senior Officer of Borrower as fairly presenting the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

               (c) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter, a Pricing Certificate setting forth a preliminary calculation of the Funded Debt Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations shall be based on the preliminary unaudited financial statements of Borrower and its

     Subsidiaries for such Fiscal Quarter, and as soon as practicable thereafter, in the event of any material variance in the actual calculation of the Funded Debt Ratio from such preliminary calculation, a revised Pricing Certificate setting forth the actual calculation thereof;

               (d) As soon as practicable, and in any event within 105 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of operations, stockholders' equity and cash flows, in each case of Borrower and its Subsidiaries, for such Fiscal Year and
     (ii) supporting consolidating financial information in the form approved by the Administrative Agent prior to the Closing Date or such other form as may be acceptable to the Administrative Agent. Such financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and such consolidated balance sheet and consolidated statements shall be accompanied by a report of independent public accountants of recognized standing selected by Borrower and reasonably satisfactory to the Requisite Banks, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Banks in their good faith business judgment to be adverse to the interests of the Banks. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed Borrower's financial calculations as at the end of such Fiscal Year (which shall accompany such certificate) under Sections 6.11 through
                                                                  ----
     6.14, have read such Sections (including the definitions of all defined
     ----                           ---------
     terms used therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by Borrower in the manner prescribed by this Agreement;

               (e) As soon as practicable, and in any event within 45 days after the commencement of each Fiscal Year, a budget and projection of Borrower's statement of operations by Fiscal Quarter for that Fiscal Year and within 105 days after the commencement of each Fiscal Year, a budget and projection of Borrower's balance sheet for that Fiscal Year and a budget and projection of Borrower's statement of operations and balance sheet by Fiscal Year for the next two succeeding Fiscal Years, all in reasonable detail;

               (f) Promptly after request by the Administrative Agent or any Bank, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Borrower by independent accountants in connection with the accounts or books of Borrower or any of its Subsidiaries, or any audit of any of them;

               (g) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Banks pursuant to other provisions of this Section 7.1;
                                         ---

               (h) Promptly after the same are available, copies of any written communication to Borrower or any of the Restricted Subsidiaries from any Gaming Board advising it of a violation of or non-compliance with any Gaming Law by Borrower or any of the Restricted Subsidiaries;

               (i) Promptly after request by the Administrative Agent or any Bank, copies of any other report or other document that was filed by Borrower or any of the Restricted Subsidiaries with any Governmental Agency;

               (j) Promptly upon a Senior Officer becoming aware, and in any event within ten (10) Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) or (ii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than five (5) Banking Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Borrower or any of the Restricted Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

               (k) As soon as practicable, and in any event within two (2) Banking Days after a Senior Officer becomes aware of the existence of any condition or event which constitutes a Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Borrower or any of its Restricted Subsidiaries is taking or proposes to take with respect thereto;

               (l) Promptly upon a Senior Officer becoming aware that (i) any Person has commenced a legal proceeding with respect to a claim against Borrower or any of the Restricted Subsidiaries that is $5,000,000 or more in excess of the amount thereof that is fully covered by insurance, (ii) any creditor or lessor under a material credit agreement or material lease has asserted a default thereunder on the part of Borrower or any of the Restricted Subsidiaries which may reasonably be expected to result in a Material Adverse Effect, (iii) any Person has commenced a legal proceeding with respect to a claim against Borrower or any of the Restricted Subsidiaries under a contract that is not a credit agreement or material lease in excess of $5,000,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, (iv) any labor union has notified Borrower of its intent to strike Borrower or any of the Restricted Subsidiaries on a date certain and such strike would involve more than 100 employees of Borrower and the Restricted Subsidiaries, or (v) any Gaming Board has indicated its intent to consider or act upon a License Revocation or a fine or penalty of $1,000,000 or more with respect to Borrower or any of the Restricted Subsidiaries, a written notice describing the pertinent facts relating thereto and what action Borrower or the Restricted Subsidiaries is taking or proposes to take with respect thereto; and

               (m) Such other data and information as from time to time may be reasonably requested by the Administrative Agent, any Bank (through the Administrative Agent) or the Requisite Banks.

          7.2      Compliance Certificates.  So long as any Advance remains
                   -----------------------
unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains outstanding, Borrower shall, at Borrower's sole expense, deliver to the Administrative Agent for distribution by it to the Banks concurrently with the financial statements required pursuant to Sections 7.1(b)
                                                                         ---
and 7.1(d), Compliance Certificates signed by a Senior Officer of Borrower.
    ------

                                   ARTICLE 8
                                   CONDITIONS
                                   ----------


          8.1      Initial Advances, Etc..  The obligation of each Bank to make
                   ----------------------
the initial Advance under the Commitment to be made by it, or the obligation of the Issuing Bank to issue the initial Letter of Credit (as applicable) under the Commitment, is subject to the following conditions precedent, each of which shall be satisfied prior to the making of such initial Advance or the issuance of such initial Letter of Credit (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

               (a) The Administrative Agent shall have received all of the fol lowing, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Administrative Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Administrative Agent otherwise agrees or directs):

                    (i) the Global Assignment and Release, executed by the Administrative Agent, the Prior Banks, the Banks and Borrower;

                    (ii at least one (1) executed counterpart of this Agreement, together with arrangements satisfactory to the Administrative Agent for additional executed counterparts, sufficient in number for distribution to the Banks and Borrower;

                    (ii Notes executed by Borrower in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment;

                     (iv)  the Swing Line Documents;

                    (v) the Subsidiary Guaranty (General) executed by each of the Joining Subsidiary Guarantors;

                    (vi) written confirmation of the Subsidiary Guaranty executed by the Subsidiary Guarantors (other than the Joining
                                                 -----
          Subsidiary Guarantors);

                    (vii) the Security Agreement executed by each of the Joining Subsidiary Guarantors, together with each of the instruments listed in Schedule I to the Security Agreement, executed by the parties indicated therein;

                    (viii) such financing statements on Form UCC-1 executed by Borrower and each Subsidiary Guarantor with respect to the Security Agreement as the Administrative Agent may request;

                    (ix) the Trademark Collateral Assignment executed by each of the Joining Subsidiary Guarantors;

                    (x) the Pledge Agreement (Gaming Regulated) executed by CMC together with all certificates constituting the corresponding Pledged Collateral (Gaming Regulated), accompanied by appropriate stock powers endorsed in blank;

                    (xi) the Omnibus Ancillary Documents Amendment executed by Borrower and the Subsidiary Guarantors;

                    (xii) the Memorandum of Amendment (Preferred Ship's Mortgage) executed by the appropriate Subsidiary Guarantor;

                    (xiii) the Memorandum of Amendment (Trademark Collateral Assignment) executed by Borrower and the Subsidiary Guarantors;

                    (xiv) the Biloxi CM Deeds of Trust executed by Biloxi Casino Corp. and Casino One Corporation;

                    (xv) the Bay St. Louis Deeds of Trust executed by Mardi Gras Casino Corp. and Bay St. Louis Casino Corp.;

                    (xvi) the Existing Deed of Trust Amendment executed by the appropriate Subsidiary Guarantors;

                    (xvii) a Landlord Consent and Agreement substantially in the form of the Model Landlord Consent and Agreement (with such revisions thereto as may be acceptable to the Administrative Agent) executed by each lessor of any portion of the Biloxi CM Property;

                    (xviii) written confirmations of the Landlord Consent and Agreements previously furnished by the lessors of all other Real Property Collateral, in form and substance acceptable to the Administrative Agent;

                    (xix) written agreements executed by the holders of the minority limited partnership interests or other equity interests, or warrants or options to obtain the same, in Mississippi-I Gaming, L.P., to the effect that such holders consent to the transactions contemplated by the Loan Documents, in form and substance satisfactory to the Administrative Agent;  provided that this condition shall be
                                        --------
          waived with respect to any such Subsidiary if an Opinion of Counsel includes an opinion that such agreements are not legally required with respect thereto and that the transactions contemplated by the Loan Documents do not violate any obligation or duty owed by Borrower or any of its Subsidiaries to such holders;

                    (xx) with respect to Borrower and each Subsidiary Guarantor, such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of Borrower and each such Subsidiary, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of
                                           ---------
          articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;

                     (xxi)  the Opinions of Counsel;

                    (xxii) written appraisals by a qualified independent appraiser acceptable to the Administrative Agent and complying in all respects with FIRREA of the Biloxi CM Property and the Bay St. Louis Property that are in form and substance acceptable to the Administrative Agent in its sole and absolute discretion;

                    (xxiii) a copy of a definitive written agreement between Biloxi Casino Corp. and each of (A) G&W Enterprises, Inc. and (B) Gary Gallot, Tommy Gallot and Tyrone Gallot delineating the boundaries of the Real

          Property covered by the respective leases between Biloxi Casino Corp. and such Persons;

                    (xxiv) assurances from the Title Company that it is prepared to issue appropriate amendments to its ALTA extended coverage lenders policy insuring the Liens of the Deeds of Trust in an amount not less than the aggregate fair market value of the Real Property Collateral (provided, however, that the aggregate title insurance amount shall not exceed the Commitment), subject to such exceptions as are reasonably acceptable to the Administrative Agent, with such title policy endorsements as the Administrative Agent may reasonably require and with such assurances as the Administrative Agent may reasonably require from title re-insurers acceptable to the Administrative Agent;

                    (xxv) "Phase I" environmental reports with respect to the Biloxi CM Property and the Bay St. Louis Property prepared by a qualified independent environmental expert acceptable to the Administrative Agent, together with a Certificate of a Senior Officer of Borrower to the effect that, after appropriate inquiry of the individuals responsible for monitoring such matters, he or she has no knowledge of any event or circumstance that has occurred since the dates thereof that would increase in any significant respect the exposure under Hazardous Materials Laws with respect thereto;

                    (xxvi) a Certificate of a Senior Officer of Borrower to the effect that, after appropriate inquiry of the individuals responsible for monitoring such matters, he or she has no knowledge of any event or circumstance that has occurred since the dates of the environmental reports delivered under Section 8.1(a)(25) of the Prior Loan Agreement
                                          ----------
          that would increase in any significant respect the exposure under Hazardous Materials Laws with respect to the Collateral under the Existing Deeds of Trust;

                    (xxvii) a certificate of insurance issued by Borrower's insurance carrier or agent with respect to the insurance required to be maintained pursuant to the Deeds of Trust, together with lenders' loss payable endorsements thereof on Form 438BFU or other form acceptable to the Administrative Agent;

                    (xxviii) such assurances as the Administrative Agent deems appropriate that the relevant Gaming Boards have approved the transactions contemplated by the Loan Documents to the extent that such approval is required by applicable Gaming Laws;

                    (xxix) a Certificate of a Responsible Official signed by a Senior Officer of Borrower stating that, to the best of his knowledge after due inquiry and consideration, the representation contained in
          Section 4.17 is true and correct;
                  ----

                    (xxx) a Certificate of a Responsible Official signed by a Senior Officer of Borrower stating that the attached copy of the Certificate of Merger (as defined in the Merger Agreement) as transmitted for filing with the Delaware Secretary of State is a true copy;

                    (xxxi) a Certificate of a Responsible Official signed by a Senior Officer of Borrower certifying that the conditions specified in Sections 8.1(k) and 8.1(l) have been satisfied; and
                   ------     ------

                    (xxxii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

               (b) The upfront fees payable pursuant to Section 3.2 shall have
                                                                ---
     been paid.

               (c) The ticking fees payable pursuant to Section 3.3 shall have
                                                                ---
     been paid.

               (d) Any agency fees payable on the Closing Date pursuant to
     Section 3.6 shall have been paid.
             ---

               (e) The Merger shall have been consummated (or shall concurrently be consummated) in accordance with the Merger Agreement, and any waiver or amendment of any provisions thereof shall have been approved by the Banks.

               (f) Borrower shall have notified (or shall concurrently notify) the trustee under the Mississippi First Mortgage Notes Indenture to effect the Redemption.

               (g) The Mississippi First Mortgage Notes Indenture shall have been discharged (or shall concurrently be discharged) and the Liens created thereby released, and the Administrative Agent shall have received written confirmation from the Trustee thereunder to that effect.

               (h) The Administrative Agent shall be satisfied that, upon filing or recordation of the Collateral Documents with the appropriate Governmental Agencies, the Lien of the Collateral Documents will be a first priority perfected Lien on all of the assets of Borrower and the Subsidiary Guarantors, subject only to such exceptions as are acceptable to the Administrative Agent.

               (i) There shall not be pending any material litigation or proceeding before any Governmental Agency that, if resolved against Borrower, CMC or any of their Subsidiaries, would materially affect the Merger or the Redemption.

               (j) The reasonable costs and expenses of the Administrative Agent in connection with the preparation of the Loan Documents payable pursuant to Section 11.3, and invoiced to Borrower prior to the Closing Date, shall
                ----
     have been paid.

               (k) The representations and warranties of Borrower contained in

     Article 4 shall be true and correct.
     ---------

               (l) Borrower and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and giving effect to the initial Advance (or initial Letter of Credit, as applicable) no Default or Event of Default shall have occurred and be continuing.

               (m) All legal matters relating to the Loan Documents shall be satisfactory to Sheppard, Mullin, Richter & Hampton LLP, special counsel to the Administrative Agent.

               (n) The Closing Date shall have occurred on or before October 31, 1998.

          8.2  Acquisition of Future Collateral.  The obligation of each Bank to
               --------------------------------
make any Advance to be used to acquire any asset which is required pursuant to
Section 5.10 to be delivered as Collateral hereunder is subject to the
        ----
condition precedent that (unless the Requisite Banks, in their sole and absolute discretion, shall agree otherwise) Borrower and the applicable Subsidiaries concurrently execute and deliver such Collateral Documents as are required by
Section 5.10 with respect to such asset.
        ----

          8.3      Any Advance, Etc.  The obligation of each Bank to make any
                   -----------------
Advance and the obligation of the Issuing Bank to issue a Letter of Credit are subject to the following conditions precedent (unless the Requisite Banks, in their sole and absolute discretion, shall agree otherwise):

               (a) except (i) for representations and warranties which expressly
                   ------
     speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Banks, the representations and warranties contained in Article 4 (other than Sections
                                                 ---------  ----------
     4.4(a), 4.6 (first sentence), 4.10, and 4.17) shall be true and correct on
     ------  ---                   ----      ----
     and as of the date of the Advance as though made on that date;

               (b) other than matters then described in Schedule 4.10 or not
                                                        -------------
     required as of the Schedule Date thereof to be therein described, there shall not be then pending or threatened any action, suit, proceeding or investigation against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

               (c) the Administrative Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic or other request for
                                 ---------
     Loan referred to in the second sentence of Section 2.1(b), if applicable)
                                                        ------
     or the Issuing Bank shall have received a Request for Letter of Credit, as the case may be, in compliance with Article 2; and
                                         ---------

               (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or Requisite Banks reasonably may require.

                                   ARTICLE 9
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT
              ----------------------------------------------------


          9.1      Events of Default.  The existence or occurrence of any one or
                   -----------------
more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

               (a) Borrower fails to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

               (b) Borrower fails to pay any interest on any of the Notes, or any fees under Sections 3.4, 3.5 or 3.6, or any portion thereof, within
                             ---  ---    ---
     three (3) Banking Days after the date when due; or fail to pay any other fee or amount payable to the Banks under any Loan Document, or any portion thereof, within three (3) Banking Days after demand therefor; or

               (c) Borrower fails to comply with any of the covenants contained in Article 6; or
        ---------

               (d) Borrower fails to comply with Section 7.1(l) in any respect
                                                         ------
     that is materially adverse to the interests of the Banks; or

               (e) Borrower, any of the Subsidiary Guarantors or any other Party fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan Document on its
                -    -    -      -
     part to be performed or observed within fifteen (15) Banking Days after the giving of notice by the Administrative Agent on behalf of the Requisite Banks of such Default; or

               (f) Any representation or warranty of Borrower or any of the Subsidiary Guarantors made in any Loan Document, or in any certificate or other writing delivered by Borrower or such Subsidiary Guarantor pursuant to any Loan Document, proves to have been false or misleading when made or reaffirmed in any respect that is materially adverse to the interests of the Banks; or

               (g) Borrower or any of the Restricted Subsidiaries (i) fails to pay the principal, or any principal installment, of any present or future indebtedness for borrowed money of $5,000,000 or more, or any guaranty of present or future indebtedness for borrowed money of $5,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any present or future indebtedness for borrowed money of $5,000,000 or more, or of any guaranty of present or future indebtedness for borrowed money of $5,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such indebtedness due before the date on which it otherwise would become due or the right to require Borrower or any Restricted Subsidiary to redeem or purchase, or offer to redeem or purchase, all or any portion of such indebtedness; provided that
                                                                  --------
     this Section 9.1(g) shall not apply to the Louisiana First Mortgage Notes
                  ------
     or any Guaranty Obligation related thereto; or

               (h) The occurrence of an "Event of Default" (as such term is defined in the Louisiana First Mortgage Note Indenture) under the Louisiana First Mortgage Note Indenture and the expiration of twenty (20) Banking Days without the same being cured or waived; or

               (i) Any event occurs which gives the holder or holders of any Subordinated Obligation (or an agent or trustee on its or their behalf) the right to declare such Subordinated Obligation due before the date on which it otherwise would become due, or the right to require the issuer thereof to redeem or purchase, or offer to redeem or purchase, all or any portion of any Subordinated Obligation; or the trustee for, or any holder of, a Subordinated Obligation breaches any subordination provision applicable to such Subordinated Obligation; or

               (j) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement or action (or omission
                                 ----- ----
     to act) of the Administrative Agent or the Banks or satisfaction in full of all the Obli gations ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which, in any such event in the reasonable opinion of the Requisite Banks, is materially adverse to the interests of the Banks; or any Party thereto denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

               (k) A final judgment against any of Borrower or any of the Restricted Subsidiaries is entered for the payment of money in excess of $1,000,000 and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty (30) calendar days after the date of entry of judgment, or in any event later than five (5) days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy; or

               (l) Borrower or any of the Significant Subsidiaries institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days; or

               (m) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or

               (n) A final judgment is entered by a court of competent jurisdiction that any Subordinated Obligation is not subordinated in accordance with its terms to the Obligations; or

               (o) Any Pension Plan maintained by Borrower or any of the Restricted Subsidiaries is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA and the result is a Material Adverse Effect; or

               (p) The occurrence of a License Revocation that continues for three (3) consecutive calendar days affecting gaming operations accounting for five percent (5%) or more of the consolidated gross revenues of Borrower and the Restricted Subsidiaries.

          9.2      Remedies Upon Event of Default.  Without limiting any other
                   ------------------------------
rights or remedies of the Administrative Agent or the Banks provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law or in equity, or otherwise:

               (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 9.1(l):
                ----- ----                                          ------

                    (i) the Commitment to make Advances, the obligation of the Issuing Bank to issue Letters of Credit and all other obligations of the Administrative Agent or the Banks and all rights of Borrower and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all of the Banks or the Requisite Banks (as the
                    ------
          case may be, in accordance with Section 11.2) may waive an Event of
                                                  ----
          Default or, without waiving, determine, upon terms and conditions satisfactory to the Banks or Requisite Banks, as the case may be, to reinstate the Commitment and such other obligations and rights and make further Advances, and cause the Issuing Bank to issue further Letters of Credit which waiver or determi nation shall apply equally to, and shall be binding upon, all the Banks;

                    (ii) the Issuing Bank may, with the approval of the Administrative Agent on behalf of the Requisite Banks, demand immediate payment by Borrower of an amount equal to the aggregate amount of all outstanding Letters of Credit to be held by the Issuing Bank in an interest-bearing cash collateral account as collateral hereunder; and

                    (iii) the Requisite Banks may request the Administrative Agent to, and the Administrative Agent thereupon shall, terminate the Commitment and/or declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (b)  Upon the occurrence of any Event of Default described in
     Section 9.1(l):
             ------

                    (i) the Commitment to make Advances, the obligation of the Issuing Bank to issue Letters of Credit and all other obligations of the Administrative Agent or the Banks and all rights of Borrower and any other

          Parties under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except
                                                                        ------
          that all of the Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Banks, to reinstate the Commitment and such other obligations and rights and make further Advances and to cause the Issuing Bank to issue further Letters of Credit, which determination shall apply equally to, and shall be binding upon, all the Banks;

                    (ii) an amount equal to the aggregate amount of all outstanding Letters of Credit shall be immediately due and payable to the Issuing Bank without notice to or demand upon Borrower, which are expressly waived by Borrower, to be held by the Issuing Bank in an interest-bearing cash collateral account as collateral hereunder; and

                    (iii) the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (c) Upon the occurrence of any Event of Default, the Banks and the Administrative Agent, or any of them, without notice to (except as
                                                                  ------
     expressly provided for in any Loan Document) or demand upon Borrower, which are expressly waived by Borrower (except as to notices expressly provided
                                       ------
     for in any Loan Document), may proceed (but only with the consent of the Requisite Banks) to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrower and any other Party and such other rights and remedies as are provided by Law or equity.

               (d) The order and manner in which the Banks' rights and remedies are to be exercised shall be determined by the Requisite Banks in their sole discretion, and all payments received by the Administrative Agent and the Banks, or any of them, shall be applied first to the costs and expenses (including reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Administrative Agent or by any
     Bank) of the Administrative Agent and of the Banks, and thereafter paid pro rata to the Banks in the same proportions that the aggregate Obligations owed to each Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks.

     Regardless of how each Bank may treat payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations hereunder and under the Notes, payments shall be applied first, to the costs and
                                                    -----
     expenses of the Administrative Agent and the Banks, as set forth above, second, to the payment of accrued and unpaid interest due under any Loan
     ------
     Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment of all other amounts
                                      -----
     (including principal and fees) then owing to the Administrative Agent or the Banks under the Loan Documents. Amounts due to a Bank under a Secured Swap Agreement shall be considered a principal amount for purposes of the preceding sentence. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or thereunder or at Law or in equity.

                                  ARTICLE 10
                           THE ADMINISTRATIVE AGENT
                           ------------------------


          10.1     Appointment and Authorization.  Subject to Section 10.8, each
                   -----------------------------                      ----
Bank hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by the Administrative Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Loans and does not constitute appointment of the Administrative Agent as trustee for any Bank or as representative of any Bank for any other purpose and, except as specifically set forth in the Loan
                                ------
Documents to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

          102.     Administrative Agent and Affiliates.  Bank of America
                   -----------------------------------
National Trust and Savings Association (and each successor Administrative Agent) has the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent, and the term "Bank" or "Banks" includes Bank of America National Trust and Savings Association in its individual capacity. Bank of America National Trust and Savings Association (and each successor Administrative Agent) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower, any Subsidiary thereof, or any Affiliate of Borrower or any Subsidiary thereof, as if it were not the Administrative Agent and without any duty to account therefor to the Banks. Bank of America National Trust and Savings Association (and each successor Administrative Agent) need not account to any other Bank for any monies received by it for reimbursement of its costs and expenses as Administrative Agent hereunder, or for any monies received by it in its capacity as a Bank hereunder. The Administrative Agent shall not be deemed to hold a fiduciary relationship with any Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

          10.3     Proportionate Interest in any Collateral.  The Administrative
                   ----------------------------------------
Agent, on behalf of all the Banks, shall hold in accordance with the Loan Documents all items of any collateral or interests therein received or held by the Administrative Agent. Subject to the Administrative Agent's and the Banks' rights to reimbursement for their costs and expenses hereunder (including
                                                                ---------
reasonable attorneys' fees and disbursements and other professional services and the reasonably allocated costs of attorneys employed by the Administrative Agent or a Bank) and subject to the application of payments in accordance with Section 9.2(d), each Bank shall have an interest in the Banks' interest in
             ------
the Collateral or interests therein in the same proportions that the aggregate Obligations owed such Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks, except that Obligations owed to any Bank (or
                            ------
Affiliate of a Bank) under a Secured Swap Agreement shall be secured on a pari
                                                                          ----
passu basis with all other Obligations up to an amount equal to the
-----
Administrative Agent's then customary credit risk factor for Swap Agreements times the notional amount of Indebtedness covered by such Secured Swap Agreement and shall be secured on a subordinate basis as to amounts in excess of such amount.

          10.4     Banks' Credit Decisions.  Each Bank agrees that it has,
                   -----------------------
independently and without reliance upon the Administrative Agent, any other Bank or the directors, officers, agents, employees or attorneys of the Administrative Agent or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon the Administrative Agent, any other Bank or the directors, officers, agents, employees or attorneys of the Administrative Agent or of any other Bank, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

          10.5     Action by Administrative Agent.
                   ------------------------------

               (a) Absent actual knowledge of the Administrative Agent of the existence of a Default, the Administrative Agent may assume that no Default has occurred and is continuing, unless the Administrative Agent (or the Bank that is then the Administrative Agent) has received notice from Borrower stating the nature of the Default or has received notice from a Bank stating the nature of the Default and that such Bank considers the Default to have occurred and to be continuing.

               (b) The Administrative Agent has only those obligations under the Loan Documents as are expressly set forth therein.

               (c) Except for any obligation expressly set forth in the Loan
                   ------
     Documents and as long as the Administrative Agent may assume that no Event of Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent shall be required to act or not act
     ------
     upon the instructions of the

     Requisite Banks (or of all the Banks, to the extent required by Section 11.2) and those instructions shall be binding upon the Administrative
     -----
     Agent and all the Banks, provided that the Administrative Agent shall not
                              --------
     be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent.

               (d) If the Administrative Agent has received a notice specified in clause (a), the Administrative Agent shall immediately give notice
                -
     thereof to the Banks and shall act or not act upon the instructions of the Requisite Banks (or of all the Banks, to the extent required by Section

     11.2), provided that the Administrative Agent shall not be required to act
     ----   --------
     or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent, and except that if the Requisite Banks (or all the
                               ------
     Banks, if required under Section 11.2) fail, for five (5) Banking Days
                                      ----
     after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

               (e) The Administrative Agent shall have no liability to any Bank for acting, or not acting, as instructed by the Requisite Banks (or all the Banks, if required under Section 11.2), notwithstanding any other provision
                                      ----
     hereof.

          10.6     Liability of Administrative Agent.  Neither the
                   ---------------------------------
Administrative Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or
                                    ------
willful misconduct. Without limitation on the foregoing, the Administrative Agent and its directors, officers, agents, employees and attorneys:

               (a) May treat the payee of any Note as the holder thereof until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by the payee, and may treat each Bank as the owner of that Bank's interest in the Obligations for all purposes of this Agreement until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Bank.

               (b) May consult with legal counsel (including in-house legal
                                                   ---------
     counsel), accountants (including in-house accountants) and other
                            ---------
     professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrower and/or its Subsidiaries or the Banks, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts.

               (c) Shall not be responsible to any Bank for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents.

               (d) Except to the extent expressly set forth in the Loan
                   ------
     Documents, shall have no duty to ask or inquire as to the performance or observance by Borrower or its Subsidiaries of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any Collateral or the Property, books or records of Borrower or its Subsidiaries.

               (e) Will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any Collateral.

               (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed in good faith by it to be genuine and signed or sent by the proper party or parties.

               (g) Will not incur any liability for any arithmetical error in computing any amount paid or payable by the Borrower or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Bank under any Loan Document, including principal, interest, commitment
                                   ---------
     fees, Advances and other amounts;  provided that, promptly upon discovery
                                        --------
     of such an error in computation, the Administrative Agent, the Banks and (to the extent applicable) Borrower and/or its Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

          10.7     Indemnification.  Each Bank shall, ratably in accordance with
                   ---------------
its Pro Rata Share of the Commitment (if the Commitment is then in effect) or in accordance with its proportion of the aggregate Indebtedness then evidenced by the Notes (if the Commitment has then been terminated), indemnify and hold the Administrative Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including attorneys' fees and disbursements
                                  ---------
and allocated costs of attorneys employed by the Administrative Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Administrative Agent thereunder, except such
                                                                    ------
as result from its own gross negligence or willful misconduct. Without limitation on the foregoing, each Bank shall reimburse the Administrative Agent upon demand for that Bank's Pro Rata Share of any out-of-pocket cost or expense incurred by the Administrative Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reorganization), enforcement or attempted
                ---------
enforcement of the Loan Documents, to the extent that Borrower or any other Party is required by Section 11.3 to pay that cost or expense but fails to do so
                             ----
upon demand. Nothing in this Section 10.7 shall entitle the Administrative Agent
                                     ----
to recover any amount from the Banks if and to the extent that such amount has theretofore been recovered from Borrower or any of their Subsidiaries. To the extent that the Administrative Agent is later reimbursed such cost or expense by Borrower or any of its Subsidiaries, it shall return the amounts paid to it by the Banks in respect of such cost or expense.

          10.8     Successor Administrative Agent.  The Administrative Agent
                   ------------------------------
may, and at the request of the Requisite Banks shall, resign as Administrative Agent upon thirty (30) days' notice to the Banks and Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Requisite Banks shall appoint from among the Banks a successor Administrative Agent for the Banks, which successor Administrative Agent shall be approved by Borrower (and such approval shall not be unreasonably withheld or delayed). If no successor Administrative Agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks and Borrower, a successor Administrative Agent from among the Banks. Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 10, and Sections 11.3,
                                             ----------               ----
11.11 and 11.22, shall inure to its benefit as to any actions taken or omitted
-----     -----
to be taken by it while it was Administrative Agent under this Agreement.  If
(a) the Administrative Agent has not been paid its agency fees under Section 3.6
                                                                             ---
or has not been reimbursed for any expense reimbursable to it under Section 11.3, in either case for a period of at least one (1) year and (b) no successor
----
Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Requisite Banks appoint a successor Administrative Agent as provided for above.

          10.9     Foreclosure on Collateral.  In the event of foreclosure or
                   -------------------------
enforcement of the Lien created by any of the Collateral Documents, title to the Collateral covered thereby shall be taken and held by the Administrative Agent (or an Affiliate or designee thereof) pro rata for the benefit of the Banks in accordance with the Obligations outstanding to each of them and shall be administered in accordance with the standard form of collateral holding participation agreement used by the Administrative Agent in comparable syndicated credit facilities.

          10.10    No Obligations of Borrower.  Nothing contained in this
                   --------------------------
Article 10 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Banks under any provision of this Agreement, and Borrower shall have no liability to the Administrative Agent or any of the Banks in respect of any failure by the Administrative Agent or any Bank to perform any of its obligations to the Administrative Agent or the Banks under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Administrative Agent for the account of the Banks, Borrower's obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

                                  ARTICLE 11
                                 MISCELLANEOUS
                                 -------------


          11.1     Cumulative Remedies; No Waiver.  The rights, powers,
                   ------------------------------
privileges and remedies of the Administrative Agent and the Banks provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Article 8 hereof are
                                                         ---------
inserted for the sole benefit of the Administrative Agent and the Banks; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan or Letter of Credit without prejudicing the Administrative Agent's or the Banks' rights to assert them in whole or in part in respect of any other Loan or Letter of Credit.

          11.2     Amendments; Consents.  No amendment, modification,
                   --------------------
supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Administrative Agent with the written consent of Requisite Banks (and, in the case of any amendment, modification or supplement of or to any Loan Document to which Borrower or any Subsidiary Guarantor is a Party, signed by each such Party), and then only in the specific instance and for the specific purpose given; and, without the written consent of all the Banks, no amendment, modification, supplement, termination, waiver or consent may be effective:

               (a) To amend or modify the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Note, or the amount of the Commitment or the Pro Rata Share of any Bank or the amount of any commitment fee payable to any Bank, or any other fee or amount payable to any Bank under the Loan Documents or to waive an Event of Default consisting of the failure of Borrower to pay when due principal, interest or any commitment fee;

               (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any commitment fee, or to extend the term of the Commitment, or to release the Subsidiary Guaranty (General) or Subsidiary Guaranty (Crystal Park);

               (c) to release any material portion of the Collateral except as
                                                                     ------
     otherwise expressly provided for in any Loan Document;

               (d) To amend the provisions of the definition of "Requisite
                                                                 ---------
     Banks", Articles 8 or 9 or this Section 11.2 or to amend or waive Section
             ---------------                 ----
     6.4; or
     ---

               (e) To amend any provision of this Agreement that expressly requires the consent or approval of all the Banks.

Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 11.2 shall apply equally to, and shall be binding upon, all the
                ----
Banks and the Administrative Agent.

          11.3     Costs, Expenses and Taxes.  Borrower shall pay within ten
                   -------------------------
(10) Banking Days after demand, accompanied by an invoice therefor, the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Loan Documents and, subject to any written agreement between Borrower and the Administrative Agent at the time thereof, any amendment thereto or waiver thereof. Borrower shall also pay on demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Administrative Agent and the Banks in connection with the refinancing, restructuring (including a "work-
                                                         ---------
out"), reorganization (including a bankruptcy reorganization) and enforcement or
                       ---------
attempted enforcement of the Loan Documents, and any matter related thereto.
The foregoing costs and expenses shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (including reasonably allocated costs of legal counsel employed by the
 ---------
Administrative Agent or any Bank), independent public accountants and other outside experts retained by the Administrative Agent or any Bank, whether or not such costs and expenses are incurred or suffered by the Administrative Agent or any Bank in connection with or during the course of any bankruptcy or insolvency proceedings of Borrower or any Subsidiary thereof. Such costs and expenses shall also include, in the case of any amendment or waiver of any Loan Document requested by Borrower, the administrative costs of the Administrative Agent reasonably attributable thereto. Borrower shall pay any and all documentary and other taxes, excluding (i) taxes imposed on or measured in whole or in part by
             ---------
its overall income or gross receipts and franchise taxes imposed on it by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business",
(ii) any withholding taxes or other taxes based on income
imposed by the United States of America (other than withholding taxes and taxes based on income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) or (iii) any withholding taxes or other taxes based on income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms
                                              -----
are then required by applicable Laws, and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify on the terms set forth in 11.11 the Administrative Agent and the Banks from and
                       -----
against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations. Any amount payable to the Administrative Agent or any Bank under this Section 11.3 shall bear interest
                                                        ----
from the second Banking Day following the date of demand for payment at the Default Rate.

          11.4     Nature of Banks' Obligations.  The obligations of the Banks
                   ----------------------------
hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Administrative Agent or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture or other entity, either among themselves or with Borrower or any Affiliate of Borrower. Each Bank's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and in the case of the initial Advance only is conditioned upon the performance by all other Banks of their obligations to make initial Advances. A default by any Bank will not increase the Pro Rata Share of the Commitment attributable to any other Bank. Any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so. The Administrative Agent agrees that it will use its best efforts either to induce the other Banks to assume the obligations of a Bank in default or to obtain another Bank, reasonably satisfactory to Borrower, to replace such a Bank in default.

          11.5     Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Loans hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Administrative Agent and each Bank, notwithstanding any investigation made by the Administrative Agent or any Bank or on their behalf.

          11.6   Notices.  Except as otherwise expressly provided in the Loan
                 -------   ------
Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this
Section 11.6.  Except as otherwise expressly provided in any Loan Document, if
        -----  ------
any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the fourth Banking Day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

          11.7   Execution of Loan Documents.  Unless the Administrative Agent
                 ---------------------------
otherwise specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

          11.8   Binding Effect; Assignment.
                 --------------------------

                 (a) This Agreement and the other Loan Documents to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Administrative Agent, each of the Banks, and their respective successors and assigns, except that, except as permitted in Section 6.3,
                             ------                                      ---
     Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Banks. Each Bank represents that it is not acquiring its Note with a view to the distribution thereof within the meaning of the Securities

     Act of 1933, as amended (subject to any requirement that disposition of such Note must be within the control of such Bank). Any Bank may at any time pledge its Note or any other instrument evidencing its rights as a Bank under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Bank from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Bank hereunder absent foreclosure of such pledge.

               (b) From time to time following the Closing Date, each Bank may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share of the Commitment; provided that (i) such Eligible Assignee, if not
                              --------
     then a Bank or an Affiliate of the assigning Bank, shall be approved by each of the Administrative Agent and Borrower (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by a Commitment Assignment and Acceptance, a copy of which shall be furnished to the Administrative Agent as hereinbelow provided, (iii) except in the case of an assignment to an Affiliate of the assigning Bank,
     ------
     to another Bank or of the entire remaining Commitment of the assigning Bank, the assignment shall not assign a Pro Rata Share of the Commitment, that is equivalent to less than $5,000,000 and (iv) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but not earlier than the date which is five (5) Banking Days after the date the Administrative Agent has received the Commitment Assignment and Acceptance. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible Assignee named therein shall be a Bank for all purposes of this Agreement, with the Pro Rata Share of the Commitment therein set forth and, to the extent of such Pro Rata Share, the assigning Bank shall be released from its further obligations under this Agreement. Borrower agree that it shall execute and deliver (against delivery by the assigning Bank to Borrower of its Note) to such assignee Bank, a Note evidencing that assignee Bank's Pro Rata Share of the Commitment, and to the assigning Bank, a Note evidencing the remaining balance Pro Rata Share retained by the assigning Bank.

               (c) By executing and delivering a Commitment Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that:
     (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Share of the Commitment being assigned thereby free and clear of any adverse claim, the assigning Bank has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document;
     (ii) the assigning Bank has made no representation or
     warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations;
     (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 and such
                                                                    ---
     other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Assignment and Acceptance; (iv) it will, independently and without reliance upon the Administrative Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;
     (v) it appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

               (d) The Administrative Agent shall maintain at the Administrative Agent's Office a copy of each Commitment Assignment and Acceptance delivered to it and a register (the "Register") of the names and address of each of the Banks and the Pro Rata Share of the Commitment held by each Bank, giving effect to each Commitment Assignment and Acceptance. The Register shall be available during normal business hours for inspection by Borrower or any Bank upon reasonable prior notice to the Administrative Agent. After receipt of a completed Commitment Assignment and Acceptance executed by any Bank and an Eligible Assignee, and receipt of an assignment fee of $2,500 from such Eligible Assignee, the Administrative Agent shall, promptly following the effective date thereof, provide to Borrower and the Banks a revised Schedule 1.1 giving effect thereto. Borrower, the
                     ------------
     Administrative Agent and the Banks shall deem and treat the Persons listed as Banks in the Register as the holders and owners of the Pro Rata Share of the Commitment listed therein for all purposes hereof, and no assignment or transfer of any such Pro Rata Share of the Commitment shall be effective, in each case unless and until a Commitment Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided above. Prior to such recordation, all amounts owed with respect to the applicable Pro Rata Share of the Commitment shall be owed to the Bank listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Bank shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Pro Rata Share of the Commitment.

               (e) Each Bank may from time to time grant participations to one or more banks or other financial institutions (including another Bank) in a
                                                    ---------
     portion of its Pro Rata Share of the Commitment; provided, however, that
                                                      --------  -------
     (i) such Bank's obligations under this Agreement shall remain unchanged,
     (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Bank hereunder for any purpose except, if the participation agreement so provides, for the purposes of
     ------
     Sections 3.8, 3.9, 11.11 and 11.22 but only to the extent that the cost of
              ---  ---  -----     -----
     such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of such Bank absent the participation, (iv) Borrower, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) the participation interest shall be expressed as a percentage of the granting Bank's Pro Rata Share of the Commitment as it then exists and shall not restrict an increase in the Commitment, or in the granting Bank's Pro Rata Share of the Commitment, so long as the amount of the participation interest is not affected thereby and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which (A) extend the Initial Reduction Date, the Maturity
     ----------
     Date or any other date upon which any payment of money is due to the Banks,
     (B) reduce the rate of interest on the Notes, any fee or any other monetary amount payable to the Banks, (C) reduce the amount of any installment of principal due under the Notes, or (D) release any material portion of the Collateral (except as otherwise expressly provided for in any Loan Document).

               (f) Notwithstanding anything in this Section 11.8 to the
                                                            ----
     contrary, the rights of the Banks to make assignments of, and grant participations in, their Pro Rata Shares of the Commitment shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws, and to compliance with applicable securities laws.

          11.9     Right of Setoff.  If an Event of Default has occurred and is
                   ---------------
continuing, the Administrative Agent or any Bank (but in each case only with the consent of the Requisite Banks) may exercise its rights under Article 9 of the Uniform Commercial Code and other applicable Laws and, to the extent permitted by applicable Laws, apply any funds in any deposit account maintained with it by Borrower and/or any Property of Borrower in its possession against the Obligations.

          11.10    Sharing of Setoffs.  Each Bank severally agrees that if it,
                   ------------------
through the exercise of any right of setoff, banker's lien or counterclaim against Borrower, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Bank, through any means, receives in payment of the Obligations held by that Bank, then, subject to applicable Laws: (a) the Bank exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Bank a participation in the Obligations held by the other Bank and shall pay to the other Bank a purchase price in an amount so that the share of the Obligations held by each Bank after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Banks share any payment obtained in respect of the Obligations ratably in accordance with each Bank's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment
             --------
obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Bank by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Bank that purchases a participation in the Obligations pursuant to this
Section 11.10 shall from and after the purchase have the right to give all
        -----
notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Bank were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased.

          11.11    Indemnity by Borrower.  Borrower agrees to indemnify, save
                   ---------------------
and hold harmless the Administrative Agent and each Bank and their directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from
                                                             -----------
and against: (a) any and all claims, demands, actions or causes of action if the claim, demand, action or cause of action arises out of or relates to any act or omission (or alleged act or omission) of Borrower, its Affiliates or any of its officers, directors or stockholders relating to the Commitment, the use or contemplated use of proceeds of any Loan, or the relationship of Borrower and the Banks under this Agreement; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees
                                        ---------
and the reasonably allocated costs of attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that no Indemnitee shall be
                                          --------
entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee.
If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by Borrower in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's prior consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section 11.11 against more than one
                                           -----
Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the foregoing) selected by the Indemnitees and reasonably acceptable to Borrower; provided, that if such legal counsel
                                   --------
determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee and reasonably acceptable to Borrower, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and further provided that the Administrative Agent (as an
                         ------- --------
Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Administrative Agent or a combination of the foregoing). Any obligation or liability of Borrower to any Indemnitee under this Section 11.11 shall survive the expiration
                                              -----
or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Banks.

        11.12  Nonliability of the Banks.  Borrower acknowledges and agrees
               -------------------------
that:

               (a) Any inspections of any Property of Borrower made by or through the Administrative Agent or the Banks are for purposes of administration of the Loan only and Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of Borrower);

               (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Administrative Agent or the Banks pursuant to the Loan Documents, neither the Administrative Agent nor the Banks shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Administrative Agent or the Banks;

               (c) The relationship between Borrower and the Administrative Agent and the Banks is, and shall at all times remain, solely that of borrower and lenders; neither the Administrative Agent nor the Banks shall under any circumstance be construed to be partners or joint venturers of Borrower or its Affiliates; neither the Administrative Agent nor the Banks shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; neither the Administrative Agent nor the Banks undertake or assume any responsibility or duty to Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower or its Affiliates of any matter in connection with its Property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Administrative Agent or the Banks in connection with such matters is solely for the protection of the Administrative Agent and the Banks and neither Borrower nor any other Person is entitled to rely thereon; and

               (d) The Administrative Agent and the Banks shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrower and/or its Affiliates and Borrower hereby indemnifies and holds the Administrative Agent and the Banks harmless on the terms set forth in Section 11.11 from
                                                                    -----
     any such loss, damage, liability or claim.

          11.13    No Third Parties Benefited.  This Agreement is made for the
                   --------------------------
purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Administrative Agent and the Banks in connection with the Loans and Letters of Credit, and is made for the sole benefit of Borrower, the Administrative Agent and the Banks, and the Administrative Agent's and the Banks' successors and assigns. Except as provided in Sections 11.8 and 11.11,
                                ------                         ----     -----
no other Person shall have any rights of any nature hereunder or by reason hereof.

          11.14    Confidentiality.  Each Bank agrees to hold any confidential
                   ---------------
information that it may receive from Borrower pursuant to this Agreement in confidence, except for disclosure: (a) to other Banks; (b) to legal counsel and
            ------
accountants for Borrower or any Bank or any affiliate of any Bank; (c) to other professional advisors to Borrower or any Bank, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14; (d) to regulatory officials having jurisdiction
                        -----
over that Bank; (e) to any Gaming Board having regulatory jurisdiction over Borrower or its Subsidiaries, provided that each Bank agrees to use its best efforts to notify Borrower of any such disclosure unless prohibited by applicable Laws; (f) as required by Law or legal process or in connection with any legal proceeding to which that Bank and Borrower are adverse parties; and
(g) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Bank's interests hereunder or a participation interest in its Note, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14. For purposes of the foregoing,
                                      -----
"confidential information" shall mean any information respecting Borrower or its Subsidiaries reasonably considered by Borrower to be confidential, other than
                                                                   ----------
(i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Bank, and (iii) information previously disclosed by Borrower to any Person not associated with Borrower without a confidentiality agreement or obligation substantially similar to this
Section 11.14.  Nothing in this Section shall be construed to create or give
        -----
rise to any fiduciary duty on the part of the Administrative Agent or the Banks to Borrower.

          11.15    Further Assurances.  Borrower and the Significant
                   ------------------
Subsidiaries shall, at their expense and without expense to the Banks or the Administrative Agent, do, execute and deliver such further acts and documents as the Requisite Banks or the Administrative Agent from time to time reasonably require for the assuring and confirming unto the Banks or the Administrative Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

          11.16    Integration.  This Agreement, together with the other Loan
                   -----------
Documents and the letter agreements referred to in Sections 3.2, 3.3 and 3.6,
                                                            ---  ---     ---
comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental
                                    --------
rights or remedies in favor of the Administrative Agent or the Banks in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

          11.17    Governing Law.  Except to the extent otherwise provided
                   -------------   ------
therein, each Loan Document shall be governed by, and construed and enforced in accordance with, the local Laws of California.

          11.18    Severability of Provisions.  Any provision in any Loan
                   --------------------------
Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          11.19    Headings.  Article and Section headings in this Agreement and
                   --------
the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

          11.20    Time of the Essence.  Time is of the essence of the Loan
                   -------------------
Documents.

          11.21    Foreign Banks and Participants.  Each Bank that is
                   ------------------------------
incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia shall deliver to Borrower (with a copy to the Administrative Agent), within twenty (20) days after the Closing Date (or after accepting an assignment or receiving a participation interest herein pursuant to Section 11.8, if
                                                              ----
applicable) two duly completed copies, signed by a Responsible Official, of either Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all payments to be made to such Bank by Borrower pursuant to this Agreement) or Form 4224 (relating to all payments to be made to such Bank by the

Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence (including, if reasonably necessary, Form
                                ---------
W-9) satisfactory to Borrower and the Administrative Agent that no withholding under the federal income tax laws is required with respect to such Bank. Thereafter and from time to time, each such Bank shall (a) promptly submit to Borrower (with a copy to the Administrative Agent), such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and the Administrative Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Bank by Borrower pursuant to this Agreement and (b) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Bank, and as may be reasonably necessary (including the re-designation of its Eurodollar Lending Office, if any) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Bank. In the event that Borrower or the Administrative Agent become aware that a participation has been granted pursuant to Section 11.8(e) to a financial
                                                   -------
institution that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia, then, upon request made by Borrower or the Administrative Agent to the Bank which granted such participation, such Bank shall cause such participant financial institution to deliver the same documents and information to Borrower and the Administrative Agent as would be required under this Section if such financial institution were a Bank.

          11.22    Hazardous Material Indemnity.  Borrower hereby agrees to
                   ----------------------------
indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Administrative Agent) the Administrative Agent and each of the Banks and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by the Administrative Agent or any Bank, and expenses to the extent that the defense of any such action has not been assumed by Borrower), arising directly or indirectly out of (i) the presence on, in, under or about any Real Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any Real Property and (ii) any activity carried on or undertaken on or off any Real Property by Borrower or any of its predecessors in title, whether prior to or during the term of this Agreement, and whether by Borrower or any predecessor in title or any employees, agents, contractors or subcontractors of Borrower or any predecessor in title, or any third persons at any time occupying or present on any Real Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on, in, under or about any Real Property. The foregoing indemnity shall further apply to any residual contamination on, in, under or about any Real Property, or affecting any natural resources, and to any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Laws, but the foregoing indemnity shall not apply to Hazardous Materials on any Real Property, the presence of which is caused by the Administrative Agent or the Banks. Borrower hereby acknowledges and agrees that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, the obligations of Borrower under this Section (and under Sections 4.18 and 5.14) shall be
                                                ----     ----
unlimited corporate obligations of Borrower and shall not be secured by any Lien
                                                      ---
on any Real Property. Any obligation or liability of Borrower to any Indemnitee under this Section 11.22 shall survive the expiration or termination of this
                   -----
Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Banks.

          11.23    Gaming Boards.  The Administrative Agent and each of the
                   -------------
Banks agree to cooperate with all Gaming Boards in connection with the administration of their regulatory jurisdiction over Borrower and its Subsidiaries, including the provision of such documents or other information as
              ---------
may be requested by any such Gaming Board relating to Borrower or any of its Subsidiaries or to the Loan Documents.

          11.24    Waiver of Right to Trial by Jury.  EACH PARTY TO THIS
                   --------------------------------
AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT

OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          11.25    Purported Oral Amendments.  BORROWER EXPRESSLY ACKNOWLEDGES
                   -------------------------
THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES THAT IT
                                                 ----
WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR ANY BANK THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN AMENDMENT,
                                  ----
MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN
DOCUMENTS.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                         HOLLYWOOD PARK, INC.



                         By: /s/ G. Michael Finnegan
                             -----------------------------------------------
                             Name:  Michael Finnegan
                             Title: Executive Vice President.
                                    Treasurer and Chief Financial Officer


                         Address:

                         Hollywood Park, Inc.
                         1050 South Prairie Avenue
                         Inglewood, California  90301

                         Attn:  G. Michael Finnigan
                                Executive Vice President and
                                Chief Financial Officer

                         Telecopier:    (310) 673-2582
                         Telephone:     (310) 419-1539

                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as Administrative
                             Agent


                             By: /s/ Janice Hammond
                                 ----------------------------
                                     Janice Hammond
                                     Vice President


                             Address:

                             Bank of America National Trust and Savings
                             Association
                             USCG, Agency Management
                             Los Angeles 20529
                             555 South Flower Street, 11th Floor
                             Los Angeles, California  90071

                             Attn:  Janice Hammond
                                    Vice President

                             Telecopier:  (213) 228-2299
                             Telephone:   (213) 228-9861

                                BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as a Bank


                                By: /s/ Jon Varnell
                                    ----------------------
                                        Jon Varnell
                                        Managing Director


                                Address:

                                Bank of America National Trust and Savings
                                Association
                                555 South Flower Street, #3283
                                Los Angeles, California  90071

                                Attn:   Jon Varnell
                                        Managing Director

                                Telecopier:  (213) 228-2641
                                Telephone:   (213) 228-6181

                                With a copy to:

                                Bank of America National Trust and
                                Savings Association
                                555 South Flower Street (LA-5777)
                                Los Angeles, California  90071

                                Attn:   William Newby
                                        Managing Director

                                Telecopier:  (213) 228-3145
                                Telephone:   (213) 228-2438

                             SOCIETE GENERALE, as a Managing Agent and a Bank


                             By /s/ Alex Kim
                                -----------------------------
                                    Alex Kim
                                    Vice President

                             Address:

                             Societe Generale
                             2029 Century Park East, Suite 2900
                             Los Angeles, California  90067

                             Attn:  Alex Kim
                                    Vice President

                             Telecopier:    (310) 551-1537
                             Telephone:     (310) 788-7108


                             BANK OF SCOTLAND, as a Managing Agent and a Bank


                             By /s/ Joseph Fratus
                                -----------------------------
                                    Joseph Fratus
                                    Assistant Vice President

                             Address:

                             Bank of Scotland
                             565 Fifth Avenue
                             New York, New York  10017

                             Attn:  Annie Chin Tat
                                    Senior Vice President

                             Telecopier:    (212) 557-9460
                             Telephone:     (212) 450-0871

                              FIRST NATIONAL BANK OF COMMERCE, as
                              Co-Agent and a Bank

                              By /s/ Louis Ballero
                                 ----------------------------
                                     Louis Ballero
                                     Senior Vice President

                              Address:

                              First National Bank of Commerce
                              201 St. Charles Avenue, 28th Floor
                              New Orleans, Louisiana  70170

                              Attn:  Dianne Randazzo

                              Telecopier:    (504) 623-1316
                              Telephone:     (504) 623-1634


                              IMPERIAL BANK, as a Bank

                              By /s/ Steven Johnson
                                 ----------------------------
                                     Steven Johnson
                                     Sr. Vice President

                              Address:

                              Imperial Bank
                              9920 South La Cienega Boulevard, 14th Floor
                              Inglewood, California 90301

                              Attn:     Steven Johnson

                              Telecopier:    (310) 417-5997
                              Telephone:     (310) 417-5657

                                   EXHIBIT A
                                   ---------

                      COMMITMENT ASSIGNMENT AND ACCEPTANCE
                      ------------------------------------


          This COMMITMENT ASSIGNMENT AND ACCEPTANCE ("Assignment") dated as of
                                                      ----------
____________, _____ is made with reference to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Hollywood Park, Inc., a Delaware corporation, the
---------------
Banks which are party thereto, Societe Generale and Bank of Scotland, as Managing Agents, and First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent.

          This Assignment is entered into between __________________, the "Assignor" in its capacity as a Bank under the Loan Agreement and
---------
_________________, the "Assignee."  The Assignor and Assignee hereby represent,
                        --------
warrant and agree as follows:

          1.   Definitions.  Capitalized terms used but otherwise not defined
               -----------
herein shall have the respective meanings assigned to them in the Loan Agreement. In addition, as used in this Assignment, the following capitalized terms shall have the meanings set forth below:

          "Assigned Pro Rata Share" means that interest in and to all the
           -----------------------
Assignor's rights and obligations under the Loan Agreement as of the date hereof which represents the percentage interest specified in Item 2 of Schedule A to this Assignment.

          "Loan Documents" means the "Loan Documents" as such term is defined in
           --------------
the Loan Agreement.

          "Note" means a Note issued by Borrower pursuant to the Loan Agreement.
           ----

          "Effective Date" means the effective date of this Assignment as
           --------------
determined in accordance with Section 10 of this Assignment.
                              ----------

          "Loan Agreement" has the meaning set forth in the preamble hereto.
           --------------

          2.  Representations and Warranties of the Assignor.  The Assignor
              ----------------------------------------------
represents and warrants as follows:

               (a) The Assignor is the legal and beneficial owner of the Assigned Pro Rata Share. The Assigned Pro Rata Share is free and clear of any adverse claim.

               (b) The Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and any and all other documents required to be executed by it in connection with this Assignment and to fulfill its obligations under, and to consummate the transactions contemplated by this Assignment, and no governmental authorizations or other authorizations are required in connection herewith.

               (c) The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Subsidiaries, the performance by Borrower and its Subsidiaries, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, or sufficiency of the Loan Agreement or any loan document other than as expressly set forth above.

               (d) This Assignment constitutes the legal, valid and binding obligation of the Assignor.

          3.   Representations and Warranties of the Assignee.
               ----------------------------------------------
The Assignee represents and warrants as follows:

               (a) The Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and any and all other documents required to be executed by it in connection with this Assignment and to fulfill its obligations under, and to consummate the transactions contemplated by this Assignment, and no governmental authorizations or other authorizations are required in connection herewith.

               (b) The Assignee has independently and without reliance upon the Administrative Agent or the Assignor and based on such documents and information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment. The Assignee will, independently and without reliance upon the Administrative Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement.

               (c) The Assignee has received copies of the Loan Agreement together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment.

               (d) The Assignee is an Eligible Assignee.

               (e) The Assignee will perform in accordance with their respective terms all of the obligations which, by the terms of the Loan Agreement, are required to be performed by it as a Bank.

               (f) This Assignment constitutes the legal, valid and binding obligation of the Assignor.

          4.   Assignment.  On the terms set forth herein, the Assignor, as of
               ----------
the Effective Date, hereby irrevocably sells, and assigns and transfers to the Assignee all of the rights and obligations of the Assignor under the Loan Agreement, the other Loan Documents and Assignor's Note to the extent of the Assigned Pro Rata Share, and the Assignee irrevocably accepts such assignment of the rights and assumes such obligations from the Assignor on such terms as of the Effective Date. As of the Effective Date, the Assignee shall have the rights and obligations of a "Bank" under the Loan Documents, and the Assignor shall to the extent provided in this Assignment relinquish such rights and interest and be released from such liabilities, duties and obligations under the Loan Documents. The Assignee hereby appoints and authorizes the Administrative Agent, the Issuing Bank, and Swing Line Bank, as the case may be, to take such action and to exercise such powers as delegated to the Administrative Agent, the Issuing Bank, and Swing Line Bank, as applicable, as are delegated by the Loan Agreement.

          5.   Payments.
               --------

               (a) As of the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the outstanding indebtedness owed to it by the Borrower under the Loan Agreement with respect to the Assigned Pro Rata Share.

                                   SCHEDULE A
                    TO COMMITMENT ASSIGNMENT AND ACCEPTANCE


1. Name and Date of Loan Agreement: Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998, as further defined in this Assignment.

2.   Assigned Portion:

     (a)  Aggregate Commitments/Loans of All Banks $___________

     (b)  Assigned Pro Rata Share   ___________%

     (c)  Amount of Assigned Pro Rata Share $___________

3.   Settlement Date: _______________, _____.

4.   Payment Instructions:

ASSIGNOR:                     ASSIGNEE:

______________________        __________________________
______________________        __________________________
______________________        __________________________
Attn: _________________       Attn: ____________________
Ref: __________________       Ref: _____________________

5.   Notice Address:

ASSIGNOR:                         ASSIGNEE:

______________________        __________________________
______________________        __________________________
______________________        __________________________
Attn: _________________       Attn: ____________________
Fax: __________________       Fax: _____________________
Voice: ________________       Voice: ___________________

Assignee to the Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Assignee may be required to deliver to Administrative Agent pursuant to
Section 11.21 of the Loan Agreement, and (vi) the receipt by the Administrative
-------------
Agent of originals or telecopies of the counterparts described above and authorization of delivery thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered by their respective officials, officers or agents thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on Schedule A.

                                   SCHEDULE A
                    TO COMMITMENT ASSIGNMENT AND ACCEPTANCE


  1. Name and Date of Loan Agreement: Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998, as further defined in this Assignment.

  2.   Assigned Portion:

       (a)  Aggregate Commitments/Loans of All Banks     $___________

       (b)  Assigned Pro Rata Share        ___________%

       (c)  Amount of Assigned Pro Rata Share $___________

  3.   Settlement Date: _______________, _____.

  4.   Payment Instructions:

  ASSIGNOR:                     ASSIGNEE:

  ______________________        __________________________
  ______________________        __________________________
  ______________________        __________________________
  Attn: ________________        Attn: ____________________
  Ref: _________________        Ref: _____________________

  5.   Notice Address:

  ASSIGNOR:                     ASSIGNEE:

  ______________________        __________________________
  ______________________        __________________________
  ______________________        __________________________
  Attn: ________________        Attn: ____________________
  Fax: _________________        Fax: _____________________
  Voice: _______________        Voice: ___________________

6. SIGNATURES:


[NAME OF ASSIGNOR]                 [NAME OF ASSIGNEE]
as ASSIGNOR                        as ASSIGNEE

By:  ______________________        By:  _______________________

     ______________________             _______________________
     Printed Name & Title                Printed Name & Title


Consented to in accordance with the Loan Agreement:

HOLLYWOOD PARK, INC.,
a Delaware corporation


By:  _____________________

     _____________________
     Printed Name & Title


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Administrative Agent


By:  _____________________

     _____________________
     Printed Name & Title

                                   EXHIBIT B
                                   ---------

                             COMPLIANCE CERTIFICATE
                             ----------------------


To: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT


          This Compliance Certificate is delivered with reference to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October ___, 1998, among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are parties thereto, Societe Generale and Bank of
  --------
Scotland as Managing Agents, First National Bank of Commerce as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not
           --------------
otherwise defined in this Compliance Certificate ("Certificate") shall have the
                                                   -----------
meanings defined for them in the Loan Agreement. Section references herein relate to the Loan Agreement unless stated otherwise.

          This Certificate is delivered in accordance with Section 7.2 of the
                                                           -----------
Loan Agreement by a Senior Officer of Borrower. This Certificate is delivered with respect to the Fiscal Quarter ended _________________, [19]___ (the "Test
                                                                          ----
Fiscal Quarter"). Computations indicating compliance with respect to the
--------------
covenants contained in Sections 6.5, 6.9, 6.11, 6.12, 6.13, 6.14, 6.15 and 6.16
                                ---  ---  ----  ----  ----  ----  ----     ----
of the Loan Agreement are set forth below:


I.   SECTION 6.5 - DISTRIBUTIONS.  As of the last day of the Test Fiscal Quarter
     ---------------------------
(the "Determination Date"):
      ------------------

     A. Aggregate Distributions for the repurchase of Common Stock were $______________.

               Maximum Permitted:        $10,000,000
               -----------------


     B.   Aggregate Distributions permitted by Section 6.5(e) of the Loan
                                                       ------
Agreement were $______________.

               Maximum Permitted:        $75,000,000
               -----------------

II.  SECTION 6.9 - INDEBTEDNESS AND GUARANTY OBLIGATIONS.  As of the
     ---------------------------------------------------
Determination Date:

     A. Aggregate Indebtedness consisting of Capital Lease Obligations, or otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 90 days before or after the purchase or construction of the capital asset), or to refinance such Indebtedness was $_________________.

          Maximum Permitted:               $30,000,000
          -----------------

    B. Aggregate notional amount of Indebtedness covered by one or more Secured Swap Agreements was $________________.

          Maximum Permitted:               $300,000,000
          -----------------

    C. Aggregate of principal amount of Guaranty Obligations in support of the obligations of Persons other than a Subsidiary Guarantor was $_______________.

          Maximum Permitted:               $10,000,000
          -----------------

    D.    Aggregate Effective Amount of Outside Letters of Credit plus the
                                                                  ----
Aggregate Effective Amount of all outstanding Letters of Credit was $_______________.


          Maximum Permitted:               $30,000,000
          -----------------


III. SECTION 6.11 - INTEREST COVERAGE RATIO.  As of the Determination Date,
     --------------------------------------
Interest Coverage Ratio was ____:1:00.

               Minimum Requirement:  ____:1.00/1//
               -------------------             -

          Interest Coverage Ratio is computed as follows:

          (a) the sum of (i) Adjusted EBITDA (as calculated in
                  --- --
          Appendix I) for the fiscal period consisting of the Test
          Fiscal Quarter plus the three immediately preceding Fiscal
          Quarters (the "Test Period")                                 $______


--------------------
/1// Insert minimum required ratio applicable to the Determination Date as
 -   set forth in Section 6.11 of the Loan Agreement.
                          ----


          minus (ii) the aggregate Maintenance Capital Expenditures
          -----
          made in that Test Period                                   ($______)


          minus (iii) Cash Income Taxes for the Test Period          ($______)
          -----

          minus (iv) Distributions consisting of dividends on
          -----
          capital stock of Borrower made in Cash during that
          Test Period                                                ($______)

          (a) equals [(i) - (ii) - (iii) - (iv)]                      $______
              ------

          divided by (b) the Interest Charges for the Test Period
          ----------
          (which is the sum of (x) and (y) set forth below):
                        --- --

               (x) Interest Expense for the Test Period (as
               calculated in Appendix I) that is paid or payable in
               Cash                                                   $______

               plus (y) all interest currently payable in Cash
               ----
               (other than the arrangement fee and upfront fees
                ----- ----
               payable pursuant to Sections 3.2 and 3.3 of the Loan
               Agreement) incurred during the Test Period which
               is capitalized under Generally Accepted Accounting
               Principles, but excluding (i) so long as the Louisiana
               First Mortgage Notes are outstanding, Interest
               Charges attributable to the CMC Louisiana
               Subsidiaries and (ii) Interest Charges attributable to
               any Foreign Subsidiary except to the extent that
               EBITDA (as calculated in Appendix I) attributable
               to that Foreign Subsidiary is included within
               Adjusted EBITDA (as calculated in Appendix I)          $______

               (b) equals [(x) + (y)]                                 $______
                   ------

     Interest Coverage Ratio equals [(a) / (b)]    ____:1.00
                             ------

IV.  SECTION 6.12 - SENIOR FUNDED DEBT RATIO.  As of the Determination Date, the
     ---------------------------------------
Senior Funded Debt Ratio was ___:1:00.

               Maximum Permitted:   ____:1:00/2//
               -----------------


          Senior Funded Debt Ratio is computed as follows:

          (a) Average Quarterly Senior Funded Debt for the Test
          Period (as calculated in Appendix I)                        $______

          divided by (b) Adjusted EBITDA for the Test Period
          ----------
          (as calculated in Appendix I)                               $______

          equals Senior Funded Debt Ratio [(a)/(b)]                   $______
          ------


V.   SECTION 6.13 - FUNDED DEBT RATIO.  As of the Determination Date, the Funded
     --------------------------------
Debt Ratio was ____:1.00.

               Maximum Permitted:   _____:1.00/3//
               -----------------

          Funded Debt Ratio is computed as follows:


          (a) Average Quarterly Funded Debt for the Test Period (as
              calculated in Appendix I)                               $______

          divided by (b) Adjusted EBITDA for the Test Period (as
          ----------
          calculated in Appendix I)                                   $______

          equals Funded Debt Ratio [(a)/(b)]                        ____:1.00
          ------


VI.  SECTION 6.14 - CAPITAL EXPENDITURES.
     -----------------------------------

     A. Maintenance Capital Expenditures for the Fiscal Year (or portion thereof) ending on the Determination Date were $_______________.

               Maximum Permitted:     $40,000,000
               -----------------

----------------------

/2//  Insert maximum permitted ratio as set forth in Section 6.12 of the Loan
---                                                          ----
      Agreement.

/3//  Insert maximum permitted ratio as set forth in Section 6.13 of the Loan
---                                                          ----
      Agreement.

     B. As of the Determination Date, aggregate Capital Expenditures for the completion of the Reno Project were $______________.

               Maximum Permitted:     $12,000,000
               -----------------

     C. As of the Determination Date, aggregate Capital Expenditures for the acquisition of land for and construction of the Indiana Project were $____________, (and when in excess of $25,000,000, were in compliance with the additional requirements of Section 6.14(d)).

               Maximum Permitted:        $150,000,000
               -----------------

     D. As of the Determination Date, aggregate Capital Expenditures not otherwise permitted in Sections 6.14(a) to (d) of the Loan Agreement which, when
                                --------------
added to all other Basket Expenditures theretofore made, were $_______________.

               Maximum Permitted:        $75,000,000
               -----------------


VII. SECTION 6.15 - INVESTMENTS.
     --------------------------

     A. As of the Determination Date the aggregate value of Investments permitted by Section 6.15(h) of the Loan Agreement was $____________.
                     -------

               Maximum Permitted:        $____________/4//
               -----------------

     B. As of the Determination Date the aggregate value of Investments permitted by Section 6.15(m) of the Loan Agreement was $____________.
                     -------

               Maximum Permitted:             $100,000
               -----------------

     C. As of the Determination Date, Investments (other than Investments in the CMC Louisiana Subsidiaries or any Foreign Subsidiary) not otherwise permitted by Sections 6.15(a) to (m) of the Loan Agreement which, when added to
                      -------    ---
all other Basket Expenditures theretofore made, were $______________.

               Maximum Permitted:        $75,000,000
               -----------------


----------------------
/4//  Insert the sum of (a) $20,000,000 plus (b) the aggregate amount of Cash
 -
dividends received by Borrower after the Closing Date from the CMC Louisiana Subsidiaries and the Foreign Subsidiaries.

VIII. SECTION 6.16 - SUBSIDIARY INDEBTEDNESS.
      --------------------------------------

     A. As of the Determination Date, aggregate Indebtedness incurred for working capital purposes by Casino Magic Neuquen, S.A. or any of its Subsidiaries was $______________.

               Maximum Permitted:        $5,000,000
               -----------------

     B. As of the Determination Date and with respect to each of the following Restricted Subsidiaries, if any, the aggregate amount of Indebtedness and Guaranty Obligations incurred in the ordinary course of such Significant Subsidiary's business and not otherwise permitted by Sections 6.16(a) through
                                                              ---------------
(f) ("Non-Excluded Subsidiary Debt"), was that amount set forth opposite such
---   ----------------------------
Restricted Subsidiary:


                                                   Amount of
                                                  Non-Excluded
          Restricted Subsidiary                 Subsidiary Debt
          ---------------------                 ---------------
          ____________________________          $______________
          ____________________________          $______________
          ____________________________          $______________
          ____________________________          $______________

          Maximum Permitted:        $500,000 per Restricted
          -----------------         Subsidiary



IX. A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower and its Restricted Subsidiaries performed and observed all of their respective Obligations. To the best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed and no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which Borrower and the Restricted Subsidiaries have taken or propose to take the following actions (if none, so state).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

X. The undersigned Senior Officer of Borrower certifies that the calculations made and the information contained herein are derived from the books and records of Borrower and its Subsidiaries, as applicable, and that each and every matter contained herein correctly reflects those books and records.


XI. To the best knowledge of the undersigned no event or circumstance has occurred that constitutes a Material Adverse Effect since the date the most recent Compliance Certificate was executed and delivered, with the exceptions set forth below (if none, so state).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dated:  _______________, [19]___



                                   ________________________________

                                   ________________________________
                                   Printed Name and Title of Senior
                                   Officer of Hollywood Park, Inc.

                                  Appendix I
                                  ----------
                                      to
                                      --
                            Compliance Certificate
                            ----------------------


ADJUSTED EBITDA - COMPONENT CALCULATIONS
----------------------------------------

Adjusted EBITDA for the Test Period is calculated as follows, in each case as
---------------
determined in accordance with Generally Accepted Accounting Principles, and in the case of items (d), (e) and (f) only to the extent reflected in the determination of item (a) for such Test Period:


          EBITDA equals the sum of (a) consolidated net income of Borrower and
          ------            ------
          the Restricted Subsidiaries ("Net Income") for the Test Period                      $______


          plus (b) any extraordinary loss reflected in Net Income for the Test
          ----
          Period                                                                              $______

          minus (c) any extraordinary gain reflected in Net Income for the Test
          -----
          Period                                                                             ($______)

          plus (d) Interest Expense for the Test Period ( as defined below)                   $______
          ----

          plus (e) the aggregate amount of federal and state taxes on or
          ----
          measured by income for the Test Period (whether or not payable during
          the Test Period)                                                                    $______

          plus (f) depreciation, amortization and all other non-cash expenses
          ----
          for the Test Period                                                                 $______

     equals EBITDA [(a)+(b)-(c)+(d)+(e)+(f)]                                                  $______
     -------------

     Adjusted EBITDA equals EBITDA                                                            $______
     ---------------

          plus (g) any pre-opening and related promotional expenses recorded
          ----
          during that fiscal period for a new Gaming Property                                 $______


          plus (h) any transactional expenses incurred in connection with the
          ----
          acquisition of a new Gaming Property                                               $______

          plus (i) the amount by which EBITDA for the Test Period would have
          ----
          been increased if the Merger had occurred on the first day of the Test
          Period, but excluding (i) so long as the Louisiana First Mortgage
                      ---------
          Notes are outstanding, EBITDA attributable to the CMC Louisiana
          Subsidiaries and (ii) EBITDA attributable to any Foreign Subsidiary except to the extent actually received in Dollars in the United States
          ------
          of America by Borrower, net of all taxes thereon imposed by the Laws of a jurisdiction other than the United States of America or a State
                            ----------
          thereof.  EBITDA of a Foreign Subsidiary shall be deemed "received"
          (y) to the extent a dividend is paid to Borrower by the Foreign
          Subsidiary, when such dividend is received in Dollars in the United
          States of America and (z) to the extent that amounts are advanced as a loan to Borrower by the Foreign Subsidiary, when such advance is received in Dollars in the United States of America provided that (A)
                                                              --------
          the aggregate outstanding amount of such advances shall at no time exceed the aggregate EBITDA of the Foreign Subsidiary attributable to
          Borrower's proportionate ownership of such Foreign Subsidiary which has not previously been dividend to Borrower and (B) the Indebtedness of Borrower to the Foreign Subsidiary arising from such advances is cancelled and offset by a dividend (which dividend shall not be deemed
          "received" for purposes of clause (y) above) paid by the Foreign
          Subsidiary to Borrower with respect to each Fiscal Year within three months following the end of that Fiscal Year.  If at any date the
          Louisiana First Mortgage Notes are not outstanding, EBITDA of the CMC
          Louisiana Subsidiaries shall be included in Adjusted EBITDA for the
          Test Period                                                                        $______

     equals Adjusted EBITDA [EBITDA+(g)+(h)+(i)]                                             $______
     ----------------------

AVERAGE QUARTERLY FUNDED DEBT - COMPONENT CALCULATIONS
------------------------------------------------------

Average Quarterly Funded Debt is calculated as follows:


          the average of the sum of (a) the amount of all principal Indebtedness
                             ------
          of Borrowers and the Restricted Subsidiaries for borrowed money

          (including debt securities issued by Borrowers and the Restricted
          ----------
          Subsidiaries) (but excluding (i) so long as the Louisiana First
          Mortgage Notes are outstanding, any Funded Debt of the CMC Louisiana
          Subsidiaries and (ii) any Funded Debt of Foreign Subsidiaries)
          outstanding on the last day of each of the three fiscal months
          comprising the Test Fiscal Quarter                                                 $______

          plus (b) the aggregate amount of the principal portion of all Capital
          ----
          Lease Obligations of Borrower and the Restricted Subsidiaries
          outstanding on the last day of each of the three fiscal months
          comprising the Test Fiscal Quarter                                                 $______

     equals Average Quarterly Funded Debt [(a)+(b)]                                          $______
     ------

AVERAGE QUARTERLY SENIOR FUNDED DEBT - COMPONENT CALCULATIONS
-------------------------------------------------------------

Average Quarterly Senior Funded Debt is calculated as follows:

          the average of the sum of (a) the amount of all principal Indebtedness
                             ------
          of Borrowers and the Restricted Subsidiaries for borrowed money

          (including debt securities issued by Borrowers and the Restricted
          ----------
          Subsidiaries) (but excluding (i) so long as the Louisiana First
          Mortgage Notes are outstanding, any Funded Debt of the CMC Louisiana
          Subsidiaries and (ii) any Funded Debt of Foreign Subsidiaries) that are not Subordinated Obligations outstanding on the last day of each
          of the three fiscal months comprising the Test Fiscal Quarter                      $______

          plus (b) the aggregate amount of the principal portion of all Capital
          ----
          Lease Obligations of Borrower and the Restricted Subsidiaries that are not Subordinated Obligations outstanding on the last day of each of
          the three fiscal months comprising the Test Fiscal Quarter                         $______

     equals Average Quarterly Senior Funded Debt [(a)+(b)]                                   $______
     ------

INTEREST EXPENSE - COMPONENT CALCULATIONS
-----------------------------------------


Interest Expense is calculated as follows:

          The sum of (a) all interest, fees and finance charges paid or payable
              ------
          (without duplication, on a consolidated basis) for the Test Period by
          Borrower and the Restricted Subsidiaries to a lender for money borrowed (including any obligations for fees and finance charges
                    ---------
          payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under
          Generally Accepted Accounting Principles                                           $______

          plus (b) the portion of rent paid or payable (without duplication, on
          ----
          a consolidated basis) for the Test Period by Borrower and the
          Restricted Subsidiaries under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards
          Board Statement No. 13                                                             $______

     equals Interest Expense [(a) + (b)]                                                     $______
     -----------------------

                                   EXHIBIT C
                                   ---------


                    GLOBAL ASSIGNMENT AND RELEASE AGREEMENT

          THIS GLOBAL ASSIGNMENT AND RELEASE AGREEMENT ("Agreement") dated as of
                                                         ---------
October 14, 1998 is entered into by the Assignors and Assignees described on the signature pages hereto with reference to the Reducing Revolving Loan Agreement dated as of March 27, 1997 (as amended or otherwise supplemented or modified, the "Existing Loan Agreement") among Hollywood Park, Inc. ("HP"), the Banks
     -----------------------                                --
therein named, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent. The parties hereto agree with reference to the following facts:

     A. Each of the Assignors is party to the Existing Loan Agreement with the percentage interests in the credit facilities provided to HP thereunder set forth in Column I of Schedule A hereto.
                          ----------

     B. As of the date hereof, the principal amount of the Obligations under the Existing Loan Agreement is as set forth on Schedule B hereto.
                                                    ----------

     C. Immediately following the effectiveness of this Agreement, the Existing Loan Agreement shall be amended and restated pursuant to an Amended and Restated Reducing Revolving Loan Agreement (the "Amended Loan Agreement")
                                                      ----------------------
     of even date herewith.

     D. In anticipation of the execution of the Amended Loan Agreement, the parties desire to make the assignments contemplated herein, so as to adjust their respective percentage interests under the Amended Loan Agreement.

     E. Bankers Trust Company, who will hereby assign its entire interest in the Existing Loan Agreement as set forth on the signature page hereof (the "Exiting Bank") shall hereby terminate its status as a Bank under the
      ------------
     Existing Loan Agreement and shall not participate in the Amended Loan Agreement.

The parties hereto hereby severally represent, warrant, assign, accept and agree as follows:

          1.   Definitions.  Capitalized terms used but not defined herein are
               -----------
used with the meanings set forth for such terms in the Existing Loan Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

          "Assignee" means those of the Banks having a positive amount set forth
           --------
     opposite the name of that Bank in Column II of Schedule A hereto.
                                                    ----------

          "Assigned Pro Rata Share" means, as to each Bank and the Amended Loan
           -----------------------
     Agreement, the amount and percentage interest assigned or accepted by that Bank under the Amended Loan Agreement, as detailed on Schedule A.
                                                           ----------

          "Assignor" means those of the Banks having a positive amount set forth
           --------
     opposite the name of that Bank in Column I of Schedule A hereto.
                                                   ----------

          "Effective Date" means the date upon which the Amended Loan Agreement
           --------------
     becomes effective and the payments described in Section 6 hereof have been
                                                     ---------
     made.

          "Exiting Bank" means Bankers Trust Company.
           ------------

          "Loan Documents" means the Loan Documents described in the Existing
           --------------
     Loan Agreement.

          "Managing Agent" means Bank of America National Trust and Savings
           --------------
     Association, in its capacity as Managing Agent for each of the Banks under the Existing Loan Agreement.

          "Obligations" means, collectively, the obligations and indebtedness of
           -----------
     HP under the Existing Loan Agreement.

          "Pro Rata Shares" means, as the context requires, the percentage
           ---------------
     interest of the relevant Bank of the commitments under the Existing Loan Agreement.

          2.   Representations and Warranties of the Assignors.  Each Assignor
               -----------------------------------------------
severally represents and warrants, each for itself and not for any other Assignor, to the Assignees as follows:

          (a) As of the date hereof, the Pro Rata Share of such Assignor under the Existing Loan Agreement is as set forth in Column I of Schedule A, in
                                                                ----------
     each case without giving effect to assignments thereof which have not yet become effective;

          (b) Such Assignor is the legal and beneficial owner of such Assignor's Assigned Pro Rata Share and such Assignor's Assigned Pro Rata Share is free and clear of any adverse claim. Schedule B accurately reflects the
                                      ----------
     aggregate outstandings under the Existing Loan Agreement;

          (c) Such Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

          (d) This Agreement constitutes the legal, valid and binding obligation of such Assignor.

The Assignors make no representation or warranty and assume no responsibility with respect to the financial condition of HP or the performance by HP of the Obligations, and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Loan Agreement or the execution, legality, validity, enforceability, genuineness, or sufficiency of the Existing Loan Agreement or any Loan Document other than as expressly set forth above.

          3.   Representations and Warranties of the Assignees.  Each Assignee
               -----------------------------------------------
hereby represents and warrants, for itself and not for any other Assignee, to each Assignor as follows:

               (a) Such Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

               (b) This Agreement constitutes the legal, valid and binding obligation of such Assignee;

               (c) Such Assignee has independently and without reliance upon the Managing Agent or any Assignor and based on such documents and information as such Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Such Assignee will, independently and without reliance upon the Managing Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Loan Agreement;

               (d) Such Assignee has received copies of such of the Existing Loan Agreement and the Amended Loan Agreement, related loan documents and financial statements of HP and its Affiliates as it has requested;

               (e) Such Assignee will perform in accordance with their respective terms all of the obligations which by the terms of the Amended Loan Agreement are required to be performed by it as a Bank; and

               (f) Such Assignee is an Eligible Assignee.

          4.   Assignment and Acceptance; Release of Exiting Bank.
               --------------------------------------------------

               (a) On the Effective Date and on the terms set forth herein, each Bank under the Existing Loan Agreement hereby irrevocably sells, assigns and transfers, as an Assignor, its Assigned Pro Rata Share under the Existing Loan Agreement (detailed as to percentage and amount in Column I of Schedule A
                                                               ----------
hereto) to each Bank which is an Assignee under the Amended Loan Agreement, its Assigned Pro Rata Share under the Amended Loan Agreement (detailed as to percentage and amount in Column II of Schedule A hereto). Each Bank which is an
                                      ----------
Assignee under the Amended Loan Agreement hereby irrevocably accepts, from each such Assignor, an Assigned Pro Rata Share in the amount and percentage interest detailed in Column II of Schedule A hereto.
                         ----------

               (b) On the Effective Date, the Exiting Bank hereby accepts termination of its status as a Bank under the Existing Loan Agreement, and all of the other parties thereto hereby release such Exiting Bank from its lending commitments and any other obligation under the Existing Loan Agreement.

               (c) As of the Effective Date, each Assignee shall have the rights and obligations of a "Bank" under the Loan Documents. Each Assignee hereby appoints and authorizes the Managing Agent to take such action and to exercise such powers under the Existing Loan Agreement as are delegated to the Managing Agent by the Existing Loan Agreement.

          5.   Payment.  On the Effective Date, and as a condition precedent to
               -------
the assignments contemplated hereby, (i) HP shall pay to each Bank through the Managing Agent all interest, fees, and other amounts which have accrued and remain unpaid under the Existing Loan Agreement as of the date hereof and (ii) the Assignees shall pay to the Assignors through the Managing Agent such principal amounts outstanding under the Existing Loan Agreement as are necessary to result in each Bank holding the percentage interest in the Amended Loan Agreement as set forth in Column II of Schedule A hereto (with any excess amount advanced to HP as
                ----------
additional principal outstanding under the Amended Loan Agreement, as the case may be). The Managing Agent shall advise each Bank of the amounts to be so paid and (in the absence of written objection from any Bank) the advice of the Managing Agent shall be conclusively presumed to be correct. The Managing Agent may require that each payment made by or to a Bank be net of any amounts to be paid to or by that Bank. The Assignors and the Assignees hereby agree that if any of them receives any payment of interest, principal, fees or any other amount under the Existing Loan Agreement, their respective Notes or any other Loan Documents which is for the account of one of the other parties hereto, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

          6.   Notes.  Concurrently herewith each Bank is redelivering its
               -----
promissory note under the Existing Loan Agreement to counsel for the Managing Agent for cancellation in consideration of the issuance of the new promissory notes to be issued in connection with the Amended Loan Agreement.

          7.   Further Assurances.  The Assignors and the Assignees further
               ------------------
agree to execute and deliver such other instruments, and take such other action, as any party hereto may reasonably request in connection with the transactions contemplated by this Agreement.

          8.   Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A
               -------------
CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LOCAL LAWS OF THE STATE OF CALIFORNIA. FOR ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT, EACH ASSIGNEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA.

          9.   Notices.  All communications among the parties or notices in
               -------
connection herewith shall be in writing, and shall be delivered in the manner set forth in the Existing Loan Agreement.

          10.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the parties and their respective successors and assigns; provided, however, that no Assignee shall assign its rights or obligations under this Agreement without the prior written consent of each Assignor and any purported assignment, absent such consent, shall be void. Nothing contained in this Section shall restrict the assignment by any Assignee of its rights under the Loan Documents following the Effective Date.

          11.  Consent of Managing Agent and HP.  By executing this Agreement in
               --------------------------------
the space provided below, Bank of America National Trust and Savings Association consents (in its capacity as Managing Agent under the Existing Loan Agreement) to each of the assignments described herein, and waives the recordation fees payable to it as Managing Agent pursuant to the Existing Loan Agreement in connection with such assignments. HP (while not a party to this Agreement) has signed this Agreement below to evidence its consent to such assignments.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized as of the date first above written.


                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION (as Managing
                                             Agent under the Existing Loan
                                             Agreement)


                                             By: _____________________________

                                             Title: __________________________

                                     "Assignors"

                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION


                                      By: __________________________________
                                             Jon Varnell
                                             Managing Director

                                      Address:

                                      Bank of America National Trust and
                                      Savings Association
                                      555 South Flower Street, #3283
                                      Los Angeles, California  90071

                                      Attn:     Jon Varnell
                                                Managing Director

                                      Telecopier:  (213) 228-2641
                                      Telephone:   (213) 228-6181


                                      With a copy to:

                                      Bank of America National Trust and
                                      Savings Association
                                      555 South Flower Street (LA-5777)
                                      Los Angeles, California  90071

                                      Attn:     William Newby
                                                Managing Director

                                      Telecopier:  (213) 228-3145
                                      Telephone:   (213) 228-2438

                                      SOCIETE GENERALE


                                      By:_________________________________
                                              Alex Kim
                                              Vice President

                                      Address:

                                      Societe Generale
                                      2029 Century Park East, Suite 2900
                                      Los Angeles, California 90067

                                      Attn:   Alex Kim
                                              Vice President

                                      Telecopier: (310) 551-1537
                                      Telephone: (310) 788-7108


                                      BANK OF SCOTLAND


                                      By:_________________________________
                                              Annie Chin Tat
                                              Senior Vice President

                                      Address:

                                      Bank of Scotland
                                      565 Fifth Avenue
                                      New York, New York 10017

                                      Attn:   Annie Chin Tat
                                              Senior Vice President

                                      Telecopier: (212) 557-9460
                                      Telephone: (212) 450-0871

                                      FIRST NATIONAL BANK OF COMMERCE


                                      By:_________________________________
                                               Louis Ballero
                                               Senior Vice President

                                      Address:

                                      First National Bank of Commerce
                                      201 St. Charles Avenue, 28th Floor
                                      New Orleans, Louisiana 70170

                                      Attn:    Dianne Randazzo

                                      Telecopier: (504) 623-1316
                                      Telephone: (504) 623-1634


                                      BANKERS TRUST COMPANY, as an Assignor
                                      and the Exiting Bank


                                      By:_________________________________
                                               Timothy Morris
                                               Vice President

                                      Address:

                                      Bankers Trust Company
                                      1 Bankers Trust Plaza
                                      130 Liberty Street
                                      New York, New York 10006

                                      Attn:    Jennifer Quinn
                                               Assistant Vice President

                                      Telecopier: (212) 250-7351
                                      Telephone: (212) 250-4169
                                      with a copy to:

                                      Bankers Trust Company
                                      300 South Grand Avenue, 41st Floor
                                      Los Angeles, California 90071

                                      Attn:     Robert I. Bernstein
                                                Vice President

                                      Telecopier: (213) 620- 8484
                                      Telephone: (213) 620-8173



                                      "Assignees"

                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION


                                      By: __________________________________
                                                Jon Varnell
                                                Managing Director

                                      Address:

                                      Bank of America National Trust and
                                      Savings Association
                                      555 South Flower Street, #3283
                                      Los Angeles, California  90071

                                      Attn:     Jon Varnell
                                                Managing Director

                                      Telecopier:  (213) 228-2641
                                      Telephone:   (213) 228-6181

                                       With a copy to:

                                       Bank of America National Trust and
                                       Savings Association
                                       555 South Flower Street (LA-5777)
                                       Los Angeles, California  90071

                                       Attn:     William Newby
                                                 Managing Director

                                       Telecopier:  (213) 228-3145
                                       Telephone:   (213) 228-2438


                                       SOCIETE GENERALE


                                       By:_________________________________
                                                 Alex Kim
                                                 Vice President

                                       Address:

                                       Societe Generale
                                       2029 Century Park East, Suite 2900
                                       Los Angeles, California 90067

                                       Attn:     Alex Kim
                                                 Vice President

                                       Telecopier: (310) 551-1537
                                       Telephone: (310) 788-7108

                                        BANK OF SCOTLAND


                                        By:_________________________________
                                                 Annie Chin Tat
                                                 Senior Vice President

                                        Address:

                                        Bank of Scotland
                                        565 Fifth Avenue
                                        New York, New York 10017

                                        Attn:    Annie Chin Tat
                                                 Senior Vice President

                                        Telecopier: (212) 557-9460
                                        Telephone: (212) 450-0871


                                        FIRST NATIONAL BANK OF COMMERCE


                                        By:_________________________________
                                                 Louis Ballero
                                                 Senior Vice President

                                        Address:

                                        First National Bank of Commerce
                                        201 St. Charles Avenue, 28th Floor
                                        New Orleans, Louisiana 70170

                                        Attn:    Dianne Randazzo

                                        Telecopier: (504) 623-1316
                                        Telephone: (504) 623-1634

                                        IMPERIAL BANK


                                        By:_____________________________
                                                 Steven Johnson
                                                 Vice President

                                        Address:

                                        Imperial Bank
                                        9920 South La Cienega Boulevard,
                                        14th Floor
                                        Inglewood, California 90301

                                        Attn:    Steven Johnson

                                        Telecopier:  (310) 417-5997
                                        Telephone:  (310) 417-5657

The undersigned hereby consents to the assignments described above and to the release of the Exiting Bank from its lending commitments under the Existing Loan
Agreement:


HOLLYWOOD PARK, INC.


By: _______________________
Name: ____________________
Title: _____________________

                                   SCHEDULE A
                                   ----------

                   TO GLOBAL ASSIGNMENT AND RELEASE AGREEMENT
                   ------------------------------------------


                                         Column I          Column II
                                     ----------------   ----------------

  Assignor                           Assignee
 Pro Rata Share                      Pro Rata Share
----------------------------------   ---------------

Bank of America NT & SA                  33.33333334%       50.00000000%
                                     $ 33,333,333.34    $150,000,000.00
Societe Generale                         22.22222222%       21.66666667%
                                     $ 22,222,222.22    $ 65,000,000.00
Bank of Scotland                         22.22222222%       16.66666667%
                                     $ 22,222,222.22    $ 50,000,000.00
First National Bank of Commerce          15.00000000%        8.33333333%
                                     $ 15,000,000.00    $ 25,000,000.00
Bankers Trust Company                     7.22222222%              0.00%
                                     $  7,222,222.22    $          0.00
Imperial Bank                                   0.00%        3.33333333%
                                     $          0.00    $ 10,000,000.00

All Lenders                                   100.00%            100.00%
                                     $100,000,000.00    $300,000,000.00


                                   SCHEDULE B
                                   ----------

                   TO GLOBAL ASSIGNMENT AND RELEASE AGREEMENT
                   ------------------------------------------



Principal amount of Obligations under the Reducing Revolving Loan Agreement dated as of March 27, 1997 with Hollywood Park, Inc. as Borrower:
$40,000,000.00.

                                   EXHIBIT D
                                   ---------



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton, LLP
333 South Hope Street, 48th Floor
Los Angeles, California  90071
Attention: Charles E. McCormick, Esquire
================================================================================
                                             THIS SPACE ABOVE FOR RECORDER'S USE



               MEMORANDUM OF AMENDMENT TO PREFERRED SHIP MORTGAGE
               --------------------------------------------------


     This MEMORANDUM OF AMENDMENT TO PREFERRED SHIP MORTGAGE (this

"Memorandum"), dated as of October ___, 1998, is entered into by and between
 ----------
_____________________ ("Owner") and Bank of America National Trust and Savings
                        -----
Association as Administrative Agent for the ratable benefit of the Banks (as defined below).


          1. Owner has entered into that certain Preferred Ship Mortgage dated __________________ on the vessel ________________, No. ___________, made by
Owner in favor of _______________________, which was recorded on _____________
with the National Vessel Documentation Center (the "Preferred Ship Mortgage").
                                                    -----------------------


          2.   Hollywood Park, Inc., a Delaware corporation ("Borrower"),
                                                              --------
Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, the Banks party thereto (the "Banks"), and Bank of
                                                        -----
America National Trust and Savings Association as Administrative Agent, have entered into that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 (the "Loan Agreement").
                                   --------------

          3. This Memorandum memorializes the following amendments to the Preferred Ship Mortgage which were effected pursuant to the terms of that certain Omnibus Ancillary Documents Amendment (the "Omnibus Ancillary Documents
                                                    ---------------------------
Amendment") dated as of October 14, 1998 by and among Borrower, Hollywood Park
---------
Operating Company, a Delaware corporation, Hollywood Park Food Services, Inc., a California corporation, Hollywood Park Fall Operating Co., a Delaware corporation, HP/Compton, Inc., a California corporation, HP Yakama, Inc., a Delaware corporation, Turf Paradise, Inc., an Arizona corporation, Louisiana-I Gaming, a Louisiana Partnership in Commendam, Louisiana Gaming Enterprises, Inc., a Louisiana corporation, Boomtown, Inc., a Delaware corporation, Boomtown Hotel & Casino, Inc., a Nevada corporation, Mississippi-I Gaming, L.P., a Mississippi limited partnership, Bayview Yacht Club, Inc., a Mississippi corporation, Crystal Park Hotel and Casino Development Company, LLC, a California limited liability company, and Bank of America National Trust and Savings Association, as Administrative Agent for the Banks:


                         [insert applicable amendments]



          4. Except as expressly amended and supplemented by the Omnibus Ancillary Documents Amendment as described herein, the terms and conditions of the Preferred Ship Mortgage shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect.

          IN WITNESS WHEREOF, Owner has executed this Memorandum by its duly authorized officer as of the date first above written.

                                "Owner"

                                ______________________________


                                By   _________________________________


                                Title  _______________________________



ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:


"Administrative Agent"

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Administrative Agent for the Banks


By
   --------------------------------

Title
     ------------------------------

State of  --------  )
                    )
County of ________  )


On ______________ before me, ______________________________, Notary Public,

personally appeared ____________________________________________________,

[ ] personally known to me or [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                         _______________________________


State of _____________   )
                         )
County of ____________   )


On ______________ before me, _____________________________, Notary Public,

personally appeared ___________________________________________________,

[ ] personally known to me or [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


                                         _______________________________

                                   EXHIBIT E
                                   ---------

                      MEMORANDUM OF AMENDMENT TO TRADEMARK
                          SECURITY INTEREST ASSIGNMENT
                          ----------------------------


          THIS MEMORANDUM OF AMENDMENT TO TRADEMARK SECURITY INTEREST ASSIGNMENT (this "Memorandum"), dated as of October ___, 1998, is entered into by and among
       ----------
Hollywood Park, Inc., a Delaware corporation ("Borrower"), Hollywood Park
                                               --------
Operating Company, a Delaware corporation ("HPOC"), Hollywood Park Fall
                                            ----
Operating Co., a California corporation ("HPFC"), HP/Compton, Inc., a California
                                          ----
corporation ("HPCI"), HP Yakama, Inc., a Delaware corporation ("HPYI"), Crystal
              ----                                              ----
Park Hotel and Casino Development Company, LLC, a California limited liability company ("Crystal Park"), Turf Paradise, Inc., an Arizona corporation ("TPI"),
          ------------                                                  ---
Louisiana-I Gaming, a Louisiana Partnership in Commendam ("LIG"), Louisiana
                                                           ---
Gaming Enterprises, Inc., a Louisiana corporation ("LGEI"), Boomtown, Inc., a
                                                    ----
Delaware corporation ("Boomtown"), Boomtown Hotel & Casino, Inc., a Nevada
                       --------
corporation ("BHCI"), Mississippi-I Gaming, L.P., a Mississippi limited
              ----
partnership ("MIGP"), Bayview Yacht Club, Inc., a Mississippi corporation
              ----
("BYCI", and together with Borrower, HPOC, HPFC, HPCI, HPYI, Crystal Park, TPI,
  ----
LIG, LGEI, Boomtown, BHCI and MIGP, "Grantors"), and Bank of America National
                                     --------
Trust and Savings Association ("BofA"), as Administrative Agent ("Administrative
                                ----                              --------------
Agent") for the Amended Loan Agreement Banks (as defined below).
-----

          1. Certain of the Grantors entered into that certain Trademark Security Interest Assignment (the "Original Trademark Agreement") dated as of
                                   ----------------------------
June 30, 1997 in favor of BofA as the Managing Agent under the Loan Agreement referred to therein for the ratable benefit of each of the Banks named in such Loan Agreement, and the Original Trademark Agreement was recorded on August 13, 1997 in Reel 1628, Frame 0061 of the records of the United States Patent and Trademark Office.

          2. Borrower has entered into that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 (the "Amended
                                                                     -------
Loan Agreement") with Societe Generale and Bank of Scotland, as Managing Agents,
--------------
First National Bank of Commerce, as Co-Agent, BofA as Administrative Agent, and the Banks party thereto (the "Amended Loan Agreement Banks").
                              ----------------------------

          3. This Memorandum memorializes the following amendments to the Original Trademark Agreement which were effected pursuant to the terms of that certain Omnibus Ancillary Documents Amendment (the "Omnibus Ancillary
                                                    -----------------

Documents Amendment") dated as of October 14, 1998 by and among Borrower, HPOC,
-------------------
Hollywood Park Food Services, Inc., a California corporation, HPFC, HPCI, HPYI, TPI, LIG, LGEI, Boomtown, BHCI, MIGP, BYCI, Crystal Park, and Administrative
Agent:


                         [insert applicable amendments]


          4. Except as expressly amended and supplemented by the Omnibus Ancillary Documents Amendment as described herein, the terms and conditions of the Original Trademark Agreement shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Memorandum by their respective duly authorized officers as of the date first above written.

                         "Grantors"


                         HOLLYWOOD PARK, INC.,
                         a Delaware corporation


                         By:  _________________________________
                              Name:
                              Title:


                         HOLLYWOOD PARK OPERATING COMPANY,
                         a Delaware corporation


                         By:  _________________________________
                              Name:
                              Title:


                         HOLLYWOOD PARK FALL OPERATING CO.,
                         a Delaware corporation


                         By:  _________________________________
                              Name:
                              Title:


                         HP/COMPTON, INC.,
                         a California corporation


                         By:  _________________________________
                              Name:
                              Title:

                         HP YAKAMA, INC.,
                         a Delaware corporation


                         By:  _________________________________
                              Name:
                              Title:


                         TURF PARADISE, INC.,
                         an Arizona corporation


                         By:  _________________________________
                              Name:
                              Title:


                         LOUISIANA-I GAMING,
                         a Louisiana Partnership in Commendam


                         By:  Louisiana Gaming Enterprises, Inc.,
                              a Louisiana corporation,
                              its general partner


                              By:   _______________________________
                                    Name:
                                    Title:


                         LOUISIANA GAMING ENTERPRISES, INC.,
                         a Louisiana corporation


                         By:  _________________________________
                              Name:
                              Title:

                         BOOMTOWN, INC.,
                         a Delaware corporation


                         By:  _________________________________
                              Name:
                              Title:


                         BOOMTOWN HOTEL & CASINO, INC.,
                         a Nevada corporation


                         By:  _________________________________
                              Name:
                              Title:


                         MISSISSIPPI-I GAMING, L.P.,
                         a Mississippi limited partnership


                         By:  BAYVIEW YACHT CLUB, INC.,
                              a Mississippi corporation, its general partner


                              By:   __________________________
                                    Name:
                                    Title:


                         BAYVIEW YACHT CLUB, INC.,
                         a Mississippi corporation


                         By:  _________________________________
                              Name:
                              Title:

                         CRYSTAL PARK HOTEL AND CASINO
                         DEVELOPMENT COMPANY, LLC,
                         a California limited liability company


                         By:  HP/COMPTON, INC.,
                              a California corporation,
                              its managing member

                              By:   _______________________________
                                    Name:
                                    Title:



                         "Secured Party"

                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as Administrative
                         Agent for the Amended Loan Agreement Banks


                         By:  _________________________________
                              Name:
                              Title:

                                   EXHIBIT F
                                   ---------

RECORDING REQUESTED BY AND               )
WHEN RECORDED MAIL TO:                   )
Sheppard, Mullin, Richter & Hampton      )
333 South Hope Street, 48th Floor        )
Los Angeles, California 90071            )
                                         )
Attn.:                                   )
Loan No.:                                )
                                         )
                                         )
--------------------------------------------------------------------------------
                                                  Space Above for Recorder's Use


                      FIRST MODIFICATION TO DEED OF TRUST,
                  WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT
                                AND FIXTURE FILING
                                  (Short Form)


          This Modification Agreement ("Agreement") is made as of October __, 1998, by Hollywood Park, Inc. a Delaware corporation ("Trustor"), and Bank of America National Trust and Savings Association, a national banking association ("Bank of America"), as "Administrative Agent" for the "Banks", the "Swing Line Bank" and the "Issuing Bank" (as each of those terms is defined in the Loan Agreement defined below).


                               Factual Background
                               ------------------

     A. Hollywood Park, Inc. a Delaware corporation ("Borrower") has heretofore entered into that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 (as amended, the "Original Loan Agreement") with Bank of America, as "Managing Agent" and Bank of America and certain other financial institutions (collectively, the "Original Banks"), as "Banks". The obligations of Borrower to Managing Agent and the Original Banks under the Original Loan Agreement and the other "Loan Documents" described in the Original Loan Agreement are secured by, among other things, that certain deed of trust ("Deed of Trust") dated as of ____________, 1997, made by Trustor, as trustor, for the benefit of Bank of America, as "Managing Agent" for the Original Banks, as beneficiary, and recorded on ____________, 1997 as Instrument No. _____________ in the Official Records of _____________ County, State of ____________.

     B. Borrower has requested that the Original Loan Agreement be amended to increase the "Commitment", extend the "Maturity Date" and make certain other revisions, all as set forth in that certain Amended and Restated Reducing Revolving Loan Agreement (the "Loan Agreement") dated as of even date herewith, executed by and among Borrower, Bank of America, as the Administrative Agent, and Bank of America and the other financial institutions (collectively, the "Banks") party thereto. Certain of the Original Banks will not be a party to the Loan Agreement, certain Banks were not a party to the Original Loan Agreement and, with respect to certain of those Banks who are also Original Banks, the "Pro Rata Share" of such Banks is different under the Loan Agreement from that under the Original Loan Agreement. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.

     C. As used here, the term "Loan Documents" means this Agreement, the Loan Agreement, the "Notes" (as defined in the Loan Agreement), the Deed of Trust, as amended by this Agreement and any other documents executed in connection with the Loan Agreement, including those which evidence, guaranty, secure or modify the Commitment, as any or all of them may have been amended to date.


                                   Agreement
                                   ---------

     Therefore, Borrower and Bank of America agree as follows:

     1.   Amendments.
          ----------

          (a) Section 1.2.1 (a) of the Deed of Trust is hereby amended and restated in its entirety to read as follows:

          "(a) Except as specified in Section 1.2.2 below, the payment and
                                              -----
performance of all Obligations of Borrower, including, without limitation, (i) payment of all amounts owing by Borrower under the Notes, including, without limitation, principal in the aggregate amount of up to the Commitment (which is initially $300,000,000.00, but which is subject to increase to $375,000,000 in accordance with Section 2.11 of the Loan Agreement) and interest thereon; (ii) payment of all amounts owing by Borrower under Section 2.4(d) of the Loan
                                                       ------
Agreement for reimbursement of draws, and all amounts owing by Borrower under
Section 9.2(a)(ii) of the Loan Agreement for payment of cash collateral for the
        ----------
undrawn amounts, under the Letters of Credit in the aggregate face amount of up to $30,000,000, and interest thereon; (iii) payment of all amounts owing by Borrower under the Swing Line Documents, including, without limitation, principal in an amount of up to $10,000,000 and interest thereon; (iv) payment of all amounts owing by Borrower under any and all Secured Swap Agreements; and
(v) payment of all fees, charges, costs and other amounts owing by Borrower under the Loan Documents, including, without limitation, the agency fees described in Section 3.6 of the
                                                                    ---
Loan Agreement; "


          (b) Section 1.2.4.  The date referred to in Section 1.2.4 of the Deed
              -------------
of Trust as "June 30, 2002" is amended to read "December 31, 2003".

          (c) All references in the Deed of Trust to the "Managing Agent" shall mean and refer to the Administrative Agent. All references in the Deed of Trust to the "Loan Agreement" shall mean and refer to the Loan Agreement, as amended and restated. All references in the Deed of Trust to the "Notes" shall mean and refer to the Notes, as defined in the Loan Agreement. All references to the Deed of Trust in the Deed of Trust shall mean and refer to the Deed of Trust as amended hereby. Except as otherwise provided above, each capitalized term used in the Deed of Trust but not defined in the Deed of Trust shall have the meaning given that term in the Loan Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                            "Trustor"

                                            Hollywood Park, Inc.
                                            a Delaware corporation


                                            By:_____________________________
                                                  G. Michael Finnigan
                                                Executive President and
                                                Chief Financial Officer


                                            "Bank of America"

                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, a national
                                            banking association


                                            By:_____________________________
                                                     Janice Hammond
                                                     Vice President

                                ACKNOWLEDGMENT
                                --------------


STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF _______________)



          On ________________ before me, ______________________________
________________________________, a Notary Public in and for the State of
California, personally appeared
___________________________________________________  [and
____________________________], personally known to me (or proved to me on the basis of satisfactory evidence) to be the person[s] whose name[s] [is/are] subscribed to the within instrument and acknowledged to me that [he/she/they] executed the same in [his/her/their] authorized [capacity/capacities], and that by [his/her/their] signature[s] on the instrument the person[s], or the entity upon behalf of which the person[s] acted, executed the instrument.


WITNESS my hand and official seal.



----------------------------------         (Space above for official notarial
(Signature)                                 seal)

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF                )



          On ________________ before me, _________________________________
________________________________, a Notary Public in and for the State of
California, personally appeared
___________________________________________________  [and
____________________________], personally known to me (or proved to me on the basis of satisfactory evidence) to be the person[s] whose name[s] [is/are] subscribed to the within instrument and acknowledged to me that [he/she/they] executed the same in [his/her/their] authorized [capacity/capacities], and that by [his/her/their] signature[s] on the instrument the person[s], or the entity upon behalf of which the person[s] acted, executed the instrument.


WITNESS my hand and official seal.



------------------------------------       (Space above for official notarial
(Signature)                                 seal)

                                   EXHIBIT G
                                   ---------

                                PROMISSORY NOTE
                                ---------------



$_________________                                            ____________, ____
                                                         Los Angeles, California


          FOR VALUE RECEIVED, the undersigned promises to pay to the order of _________________________________ (the "Bank"), the principal amount of
                                        ----
____________________________________________ DOLLARS ($_____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998, by and among the undersigned, as Borrower, the Banks which are parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise
      --------------
defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement, to the fullest extent
                      -----------
permitted by applicable Law.

          Each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

          The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          This Note shall be delivered to and accepted by the Bank, or by the Administrative Agent on its behalf, in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                                            HOLLYWOOD PARK, INC.,
                                            a Delaware corporation


                                            By: ______________________________
                                                     G. Michael Finnigan
                                                 Executive Vice President and
                                                   Chief Financial Officer

                                   EXHIBIT H
                                   ---------

                     OMNIBUS ANCILLARY DOCUMENTS AMENDMENT
                     -------------------------------------

          THIS OMNIBUS ANCILLARY DOCUMENTS AMENDMENT (this "Amendment"), dated
                                                            ---------
as of October 14, 1998, is entered into by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), Hollywood Park Operating Company, a Delaware
                       --------
corporation, Hollywood Park Food Services, Inc., a California corporation, Hollywood Park Fall Operating Co., a Delaware corporation, HP/Compton, Inc., a California corporation, HP Yakama, Inc., a Delaware corporation, Turf Paradise, Inc., an Arizona corporation ("TPI"), Louisiana-I Gaming, a Louisiana
                               ---
Partnership in Commendam, Louisiana Gaming Enterprises, Inc., a Louisiana corporation ("LGEI"), Boomtown, Inc., a Delaware corporation ("Boomtown"),
              ----                                             --------
Boomtown Hotel & Casino, Inc., a Nevada corporation ("BHCI"), Mississippi-I
                                                      ----
Gaming, L.P., a Mississippi limited partnership, Bayview Yacht Club, Inc., a Mississippi corporation ("BYCI"), Crystal Park Hotel and Casino Development
                          ----
Company, LLC, a California limited liability company ("Crystal Park"), and Bank
                                                       ------------
of America National Trust and Savings Association, as Administrative Agent for the Amended Loan Agreement Banks (as defined below), with reference to the following facts:

                                    RECITALS
                                    --------

          A. Borrower has previously entered into that certain Reducing Revolving Loan Agreement, dated as of March 27, 1997 (as amended, the "Prior
                                                                       -----
Loan Agreement"), with the Banks party thereto (the "Prior Banks"), Bank of
--------------                                       -----------
Scotland, Bankers Trust Company, and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent, pursuant to which the Prior Banks provided Borrower with certain secured reducing revolving loan and letter of credit facilities.

          B. The obligations of Borrower to the Prior Banks under the Prior Loan Agreement are guaranteed by certain other Subsidiaries of Borrower pursuant to a certain Subsidiary Guaranty (General) and a certain Subsidiary Guaranty (Crystal Park)(as such terms are defined in the Prior Loan Agreement) and secured by the Collateral provided under the Collateral Documents (as such terms are defined in the Prior Loan Agreement).

          C. At Borrower's request, the credit facilities created under the Prior Loan Agreement will be amended and restated pursuant to that certain Amended and Restated Reducing Revolving Loan Agreement of even date herewith (the "Amended Loan Agreement"), by and among Borrower, Societe Generale and Bank
      ----------------------
of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, Bank of America National Trust and Savings Association, as Administrative Agent, and the Banks party thereto (the "Amended Loan Agreement Banks"), with a new lender joining the
              ----------------------------
credit facility and with differing participation levels for the continuing lenders in the reducing revolving credit facility.

          D. The parties agree that the Collateral (as defined in the Prior Loan Agreement) will continue to secure the Obligations (as defined in the Amended Loan Agreement) under the Amended Loan Agreement, along with any additional Collateral (as defined in the Amended Loan Agreement) provided by Borrower and Subsidiary Guarantors pursuant to the Amended Loan Agreement and the Loan Documents (as defined in the Amended Loan Agreement). The parties to this Amendment wish to amend certain of the Collateral Documents, the Subsidiary Guaranty (General), and the Subsidiary Guaranty (Crystal Park) as set forth below to give effect to the foregoing intentions of the parties.

          NOW, THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Defined Terms.  Any and all initially capitalized terms used in this
          -------------
Amendment (including, without limitation, in the Recitals hereto) without definition shall have the respective meanings assigned thereto in the Amended Loan Agreement.

     2.   Excluded Assets.  Notwithstanding anything to the contrary in any of
          ---------------
the Collateral Documents, the security interests and Liens created thereby shall not attach to, and the Collateral thereunder shall not include (i) the Property Held for Sale, or (ii) any Foreign Assets.

     3.   Amendments to Collateral Documents, Subsidiary Guaranty (General) and
          ---------------------------------------------------------------------
Subsidiary Guaranty (Crystal Park).
----------------------------------

          A.   Amendments to Security Agreement.  The Security Agreement is
               --------------------------------
hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This SECURITY AGREEMENT ("Agreement") dated as of June 30, 1997, is
                                     ---------
          made by Hollywood Park, Inc., a Delaware corporation ("Borrower") and
                                                                 --------
          those Subsidiaries of Borrower that are parties hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in Section 16 hereof, and each of them, jointly
                                 ----------
          and severally, as Grantors (each a "Grantor" and collectively
                                              -------
          "Grantors") in
           --------
          favor of Bank of America National Trust and Savings Association, as the Administrative Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party, with reference to the following facts:"

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A.   Pursuant to the Amended and Restated Reducing Revolving Loan
          Agreement dated as of October 14, 1998 by and among Borrower, the Banks which are parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"), the Banks have agreed to extend certain credit
           --------------
          facilities to Borrower. The Loan Agreement amends and restates in its entirety the Reducing Revolving Loan Agreement dated as of March 27, 1997 among Borrower, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, the Banks therein named, and Bank of America National Trust and Savings Association, as Managing Agent (the "Prior Loan Agreement"), and the Collateral (as defined in the Prior
           --------------------
          Loan Agreement) shall continue to secure the Obligations (as defined in the Loan Agreement)."

          (3) Amendment to Definition of "Secured Obligations".  The definition
              ------------------------------------------------
of "Secured Obligations" is hereby amended by replacing the term "Managing Agent" in the sixth line thereof with the term "Administrative Agent".

          (4) Amendment to Definition of "Secured Party".  The definition of
              ------------------------------------------
"Secured Party" is hereby amended by replacing the term "Managing Agent" in the first and fifth lines thereof with the term "Administrative Agent".

          (5) Amendment to Section 4.  Section 4 of the Security Agreement is
              ----------------------   ---------
hereby amended as follows: (i) the word "and" is inserted immediately before subsection (g), (ii) a period is added after "Banking Days" at the end of
            -
subsection (g), (iii) the words "; and" immediately prior to subsection (h) are
            -                                                            -
deleted in their entirety, and (iv) subsection (h) is deleted in its entirety.
                                                -

          (6) Amendment to Section 15.  Section 15 of the Security Agreement is
              -----------------------   ----------
hereby amended by replacing the term "Managing Agent" in the ninth line thereof with the term "Administrative Agent".

          (7) Amendment to Section 18.  Section 18 of the Security Agreement is
              -----------------------   ----------
hereby amended by replacing the term "Managing Agent" in the second line thereof with the term "Administrative Agent".

          (8) Amendment to Exhibit A.  Exhibit A to the Security Agreement (the
              ----------------------   ---------
Instrument of Joinder) is hereby amended to read in full as set forth in Attachment "A" to this Amendment.

          (9) Amendment to Schedule I.  Schedule I to the Security
              -----------------------   ----------
Agreement is hereby deleted in its entirety.


          B.   Amendments to Trademark Collateral Assignment.  The Trademark
               ---------------------------------------------
Collateral Assignment is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This TRADEMARK SECURITY INTEREST ASSIGNMENT (this "Assignment") is
                                                              ----------
          made and entered into as of June 30, 1997 by Hollywood Park, Inc., a Delaware corporation ("Borrower") and those Subsidiaries of Borrower
                                 --------
          that are parties hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in Section 10
                                                                      ----------
          hereof, and each of them, jointly and severally, as Grantors (each a "Grantor", and collectively "Grantors"), in favor of Bank of America
           -------                     --------
          National Trust and Savings Association, as the Administrative Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the
                                   -------------
          following facts:"

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 by and among Borrower, the Banks which are parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as

          Administrative Agent (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"), the Banks have agreed to extend certain credit
           --------------
          facilities to Borrower. The Loan Agreement amends and restates in its entirety the Reducing Revolving Loan Agreement dated as of March 27, 1997 among Borrower, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, the Banks therein named, and Bank of America National Trust and Savings Association, as Managing Agent (the "Prior Loan Agreement"), and the Collateral (as defined in the Prior
           --------------------
          Loan Agreement) shall continue to secure the Obligations (as defined in the Loan Agreement)."

               (3)  Amendments to Section 1.
                    -----------------------

                    (a)  The first sentence of Section 1 is hereby amended by
                                               ---------
     replacing the term "Trademark Security Interest Assignment" therein with the term "Trademark Collateral Assignment".

                    (b) The definition of "Secured Obligations" is hereby amended to read in full as follows:

               "'Secured Obligations' means any and all Obligations of any type
                 -------------------
               or nature of any one or more of Grantors or any Party to the Administrative Agent, the Banks, and any one or more of them, arising under or relating to one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against any Grantor or any other Person."

                    (c) The definition of "Secured Party" is hereby amended to read in full as follows:

               "'Secured Party' means the Administrative Agent who shall receive
                 -------------
               and hold the assignments made hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms and conditions of the Loan Agreement, any right, remedy, privilege, or power of Secured Party shall be exercised by the Administrative Agent."

               (4) Amendment to Section 4(g).  Section 4(g) is amended by
                   -------------------------   ------------
replacing the term "Managing Agent" in the third line thereof with the term "Administrative Agent".

               (5) Amendment to Section 9.  Section 9 is amended by replacing
                   ----------------------   ---------
the term "Managing Agent" in the ninth line thereof with the term
"Administrative Agent".

               (6) Amendment to Section 12.  Section 12 is amended as follows:
                   -----------------------   ----------
(a) by replacing the term "Managing Agent" in the second line thereof with the term "Administrative Agent", and (b) by replacing the term "Loan Assignment" in the second line thereof with the term "Loan Agreement".

               (7) Amendment to Schedule 1.  Schedule 1 to the Trademark
                   -----------------------   ----------
Collateral Assignment is hereby amended to read in full as set forth on Attachment "B" to this Amendment.

               (8) Amendment to Exhibit A.  Exhibit A to the Trademark
                   ----------------------
Collateral Assignment (the Instrument of Joinder) is hereby amended to read in full as set forth on Attachment "C" to this Amendment.


          C.   Amendment to Pledge Agreement (General).  The Pledge Agreement
               ---------------------------------------
(General) is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This PLEDGE AGREEMENT (GENERAL) ("Agreement") dated as of June 30,
                                             ---------
          1997, is made by Hollywood Park, Inc., a Delaware corporation ("Borrower"), and those Significant Subsidiaries of Borrower (as
          ----------
          defined below) that are parties hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in Section 14 hereof, and each of them, and severally, as Grantors
             ----------
          (each a "Grantor"), in favor of and for the benefit of Bank of America
                   -------
          National Trust and Savings Association, as the Administrative Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the
                                   -------------
          following facts:"

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 by and among Borrower, the Banks which are parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks have agreed to extend certain credit
           --------------
          facilities to Borrower. The Loan Agreement amends and restates in its entirety the Reducing Revolving Loan Agreement dated as of March 27, 1997 among Borrower, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, the Banks therein named, and Bank of America National Trust and Savings Association, as Managing Agent (the "Prior Loan Agreement"), and the Collateral (as defined in the Prior
           --------------------
          Loan Agreement) shall continue to secure the Obligations (as defined in the Loan Agreement)."

               (3)  Amendment to Definition of "Pledged Securities".  The
                    -----------------------------------------------
definition of "Pledged Securities" is hereby amended to read in full as follows:

          "'Pledged Securities' means (a) any and all shares of capital stock of
            ------------------
          all existing Subsidiaries and other affiliates of Borrower other than Casino Magic of Louisiana Corp. (each an "Issuer") , which existing
                                                    ------
          Issuers are listed on Schedule 1 hereto, now or hereafter owned by
                                ----------
          Grantors, (b) any and all securities now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, (c) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock of the existing Issuers listed on Schedule 1 hereto, and (d) any and all securities
                            ----------
          entitlements, and other equity interests and the Certificates or other written evidences representing such equity interests and any interest of any Grantor in the entries on the books of any Securities Intermediary or other financial intermediary pertaining thereto now or hereafter acquired by any Grantor in any existing or future Subsidiary of any Grantor (other than a Gaming Subsidiary subject to Gaming
          Laws)."

               (4)  Amendment to Definition of "Secured Party".  The definition
                    ------------------------------------------
of "Secured Party" is hereby amended to read in full as follows:

          "'Secured Party' means the Administrative Agent who shall hold the
            -------------
          pledges and security interest granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms and conditions hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Administrative Agent."

               (5)  Amendment to Section 3.1.  The last sentence of Section 3.1
                    ------------------------                        -----------
is hereby amended to read in full as follows:

          "The security interest and pledge created by this Section 3.1 shall
                                                            -----------
          continue in effect so long as any Obligation is owed or any commitment to extend credit to Borrower remains outstanding from Banks."

               (6)  Amendment to Section 7.3.  The last sentence of Section 7.3
                    ------------------------                        -----------
is amended by replacing the term "Secured Party" therein with the term "Banks".

               (7)  Amendment to Section 18.  Section 18 is hereby amended by
                    -----------------------   ----------
replacing the term "Managing Agent" in the second line thereof with the term "Administrative Agent".

               (8)  Amendment to Exhibit A.  Exhibit A to the Pledge Agreement
                    ----------------------
(General)(the Instrument of Joinder) is hereby amended to read in full as set forth on Attachment "D" to this Amendment.

               (9)  Amendment to Schedule 1.  Schedule 1 to the Pledge Agreement
                    -----------------------
(General) is hereby amended to read in full as set forth on Attachment "E" to this Amendment.

               (10) Amendment to Schedule 2.  Schedule 2 to the Pledge Agreement
                    -----------------------
(General) is hereby amended to read in full as set forth on Attachment "F" to this Amendment.


          D.   Amendments to Pledge Agreement (Gaming Regulated - Borrower). The
               ------------------------------------------------------------
Pledge Agreement (Gaming Regulated - Borrower) dated as of June 30, 1997 by Borrower concerning the shares of capital stock of Boomtown is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This PLEDGE AGREEMENT ("Agreement"), dated as of June 30, 1997, is
                                   ---------
          made by Hollywood Park, Inc., a Delaware corporation, as Grantor ("Grantor"), in favor of and for the benefit of BANK OF AMERICA
          ---------

          NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent under the Loan Agreement hereafter referred to for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the
                                      -------------
          following facts:"

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 by and among Grantor, the lenders from time to time party thereto (collectively, the "Banks" and
                                                                      -----
          individually, a "Bank"), Societe Generale and Bank of Scotland, as
                           ----
          Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks have agreed to extend certain credit
           --------------
          facilities to Grantor."

          (3) Amendment to definition of "Secured Party".  The definition of
              ------------------------------------------
"Secured Party" is hereby amended to read in full as follows:

          "'Secured Party' means the Administrative Agent, who shall hold the
            -------------
          pledges and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Administrative Agent acting with the consent of the Requisite Banks."

               (4) Amendment to Section 3.1.  The last sentence of Section 3.1
                   ------------------------                        -----------
is hereby amended to read in full as follows:

          "The security interest and pledge created by this Section 3.1 shall
                                                            -----------
          continue in effect so long as any Obligation is owed or any commitment to extend credit to the Grantor remains outstanding from Banks."

               (5) Amendment to Section 7.3.  The last sentence of Section 7.3
                   ------------------------                        -----------
is amended by replacing the term "Secured Party" therein with the term "Banks".

               (6) Amendment to Section 18.  The first sentence of Section 18 is
                   -----------------------                         ----------
hereby amended by replacing the term "Managing Agent" therein with the term "Administrative Agent".

          E.   Amendments to Pledge Agreement (Gaming Regulated - Arizona). The
               -----------------------------------------------------------
Pledge Agreement (Gaming Regulated - Arizona) dated as of June 30, 1997 by Borrower concerning the shares of capital stock of TPI is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This PLEDGE AGREEMENT ("Agreement"), dated as of June 30, 1997, is
                                   ---------
          made by Hollywood Park, Inc., a Delaware corporation, as Grantor ("Grantor"), in favor of and for the benefit of BANK OF AMERICA
            -------
          NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent under the Loan Agreement hereafter referred to for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the
                                      -------------
          following facts:"

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 by and among Grantor, the lenders from time to time party thereto (collectively, the "Banks" and
                                                                      -----
          individually, a "Bank"), Societe Generale and Bank of Scotland, as
                           ----
          Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks have agreed to extend certain credit
           --------------
          facilities to Grantor."

               (3) Amendment to definition of "Secured Party".  The definition
                   ------------------------------------------
of "Secured Party" is hereby amended to read in full as follows:

          "'Secured Party' means the Administrative Agent, who shall hold the
            -------------
          pledges and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Administrative Agent acting with the consent of the Requisite Banks."

               (4) Amendment to Section 3.1.  The last sentence of Section 3.1
                   ------------------------                        -----------
is hereby amended to read in full as follows:

          "The security interest and pledge created by this Section 3.1 shall
                                                            -----------
          continue in effect so long as any Obligation is owed or any commitment to extend credit to the Grantor remains outstanding from Banks."

               (5) Amendment to Section 7.3.  The last sentence of Section 7.3
                   ------------------------                        -----------
is amended by replacing the term "Secured Party" therein with the term "Banks".

               (6) Amendment to Section 18.  The first sentence of Section 18 is
                   -----------------------                         ----------
hereby amended by replacing the term "Managing Agent" therein with the term "Administrative Agent".


          F.   Amendments to Pledge Agreement (Gaming Regulated - Boomtown -
               -------------------------------------------------------------
Nevada).  The Pledge Agreement (Gaming Regulated - Boomtown - Nevada) dated as
-------
of June 30, 1997 by Boomtown concerning the shares of capital stock of BHCI is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This PLEDGE AGREEMENT ("Agreement"), dated as of June 30, 1997, is
                                   ---------
          made by Boomtown, Inc., a Delaware corporation, as Grantor ("Grantor"), in favor of and for the benefit of BANK OF AMERICA
            -------
          NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent under the Loan Agreement hereafter referred to for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the
                                      -------------
          following facts:"

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the lenders from time to
                                         --------
          time party thereto (collectively, the "Banks" and individually, a
                                                 -----
          "Bank"), Societe Generale and Bank of Scotland, as Managing Agents,
          -----
          First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks have agreed to extend
                        --------------
          certain credit facilities to Borrower."

               (3) Amendment to definition of "Gaming Laws".  The definition of
                   ----------------------------------------
"Gaming Laws" is hereby amended by replacing the term "Borrower" therein with the term "Grantor".

               (4) Amendment to definition of "Secured Party".  The definition
                   ------------------------------------------
of "Secured Party" is hereby amended to read in full as follows:

          "'Secured Party' means the Administrative Agent, who shall hold the
            -------------
          pledges and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Administrative Agent acting with the consent of the Requisite Banks."

               (5) Amendment to Section 3.1.  The last sentence of Section 3.1
                   ------------------------                        -----------
is hereby amended to read in full as follows:

          "The security interest and pledge created by this Section 3.1 shall
                                                            -----------
          continue in effect so long as any Obligation is owed or any commitment to extend credit to the Borrower remains outstanding from Banks."

               (6) Amendment to Section 7.3.  The last sentence of Section 7.3
                   ------------------------                        -----------
is amended by replacing the term "Secured Party" therein with the term "Banks".

               (7) Amendment to Section 18.  The first sentence of Section 18 is
                   -----------------------                         ----------
hereby amended by replacing the term "Managing Agent" therein with the term "Administrative Agent".


          G.   Amendments to Pledge Agreement (Gaming Regulated - Bayview). The
               -----------------------------------------------------------
Pledge Agreement (Gaming Regulated - Bayview) dated as of June 30, 1997 by Boomtown concerning the shares of capital stock of BYCI is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This PLEDGE AGREEMENT ("Agreement"), dated as of June 30, 1997, is
                                   ---------
          made by Boomtown, Inc., a Delaware corporation ("Grantor"), in favor
                                                           -------
          of
          and for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the following facts:"
            -------------

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the lenders from time to
                                         --------
          time party thereto (collectively, the "Banks" and individually, a
                                                 -----
          "Bank"), Societe Generale and Bank of Scotland, as Managing Agents,
          -----
          First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks
                                                  --------------
          have agreed to extend certain credit facilities to Borrower."

               (3) Amendment to definition of "Secured Party".  The definition
                   ------------------------------------------
of "Secured Party" is hereby amended to read in full as follows:

          "'Secured Party' means the Administrative Agent, who shall hold the
            -------------
          pledges and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Administrative Agent acting with the consent of the Requisite Banks."

               (4) Amendment to definition of "Pledged Securities".  The
                   -----------------------------------------------
definition of "Pledged Securities" is hereby amended to read in full as follows:

          "'Pledged Securities' means (i) 100% of the shares of capital stock of
            ------------------
          Bayview Yacht Club, Inc., a Mississippi corporation ('BYCI') and 100%
                                                                ----
          of the partnership interests owned by Grantor in Mississippi-I Gaming, L.P., a Mississippi limited partnership ('MIGLP', and together with
                                                    -----
          BYCI, the 'Initial Gaming Subsidiaries'), as more particularly
                     ---------------------------
          described on Schedule 1 hereto, (ii) any and all securities or
                       ----------
          partnership interests now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, (iii) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock or partnership interests of the Initial

          Gaming Subsidiaries, (iv) any and all additional capital stock or partnership interests of the Initial Gaming Subsidiaries, and (v) any and all securities entitlements and other equity interests and the Certificates or other written evidences representing all such equity interests (and any interest of Grantor in the entries on the books of any securities intermediary or other financial intermediary pertaining thereto) hereafter acquired by any Grantor in any future Gaming Subsidiary."

               (5) Amendment to Section 3.1.  The last sentence of Section 3.1
                   ------------------------                        -----------
is hereby amended to read in full as follows:

          "The security interest and pledge created by this Section 3.1 shall
                                                            -----------
          continue in effect so long as any Obligation is owed or any commitment to extend credit to Borrower remains outstanding from Banks."

               (6) Amendment to Section 3.2.  The first sentence of Section 3.2
                   ------------------------                         -----------
is hereby amended to read in full as follows:

          "On or before the Closing Date (but in any event subject to compliance with applicable Gaming Laws), Grantor shall cause to be pledged and delivered to Secured Party the Certificates evidencing the capital stock of BYCI."

               (7) Amendment to Section 4.  Section 4 is hereby amended to read
                   ----------------------   ---------
in full as follows:

          "4.  Security for Obligations.  This Agreement and the pledge and
               ------------------------
          security interests granted herein secure the prompt payment, in full in cash, and full performance of, all Obligations, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Borrower now or hereafter existing under the Loan Documents, all Obligations of Grantor now or hereafter existing under this Agreement, and all interest that accrues on all or any part of any of the Obligations of Borrower and/or Grantor after the filing of any petition or pleading against Borrower, Grantor or any other Person for a proceeding under any Debtor Relief Law."

               (8) Amendment to Section 7.3.  Section 7.3 is hereby amended to
                   ------------------------   -----------
read in full as follows:

          "7.3  Irrevocable Proxy.  Grantor hereby revokes all previous proxies
                -----------------
          with regard to the Pledged Securities and, to the extent allowable under applicable Law (including, without limitation, applicable Gaming
          Laws),
          appoints Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders (or members, partners or other equity owners as applicable) of each Gaming Subsidiary, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders (or members, partners or other equity owners as applicable) of such Gaming Subsidiaries executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if Grantor had personally attended the meetings or had personally voted its shares (or other equity interest) or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default under the Loan Agreement. Grantor hereby authorizes Secured Party to substitute another Person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary or other appropriate office of the appropriate Gaming Subsidiary. This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Borrower remains outstanding from Banks and until such time as all Obligations have been paid and performed in full."

               (9)  Amendment to Section 15.  Section 15 is hereby amended by
                    -----------------------   ----------
inserting "which is a corporation" immediately following the term "Gaming Subsidiaries" and immediately following the term "Gaming Subsidiary" where such terms appear in Section 15.
                ----------

               (10) Amendment to Section 16.  Section 16 is hereby amended by
                    -----------------------
inserting "or partnership interests" immediately following the term "capital stock" where such term appears in Section 16.
                                  ----------

               (11) Amendment to Section 18.  The first sentence of Section 18
                    -----------------------                         ----------
is hereby amended by replacing the term "Managing Agent" therein with the term "Administrative Agent".

               (12) Amendment to Schedule 1.  Schedule 1 to the Pledge Agreement
                    -----------------------
(Gaming Regulated - Bayview) is hereby amended to read in full as set forth on Attachment "G" to this Amendment.

               (13) BYCI.  BYCI is deleted as a party to the Pledge Agreement
                    ----
(Gaming Regulated - Bayview).

          H.   Amendments to Pledge Agreement (Gaming Regulated - Louisiana).
               -------------------------------------------------------------
The Pledge Agreement (Gaming Regulated - Louisiana) dated as of August 1, 1997 by Boomtown concerning the shares of capital stock of LGEI is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This PLEDGE AGREEMENT ("Agreement"), dated as of August 1, 1997, is
                                   ---------
          made by Boomtown, Inc., a Delaware corporation ("Grantor"), in favor
                                                           -------
          of and for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the following facts:"
            -------------

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 by and among Hollywood Park, Inc., a Delaware corporation (the "Borrower"), the lenders from time
                                             --------
          to time party thereto (collectively, the "Banks" and individually, a
                                                    -----
          "Bank"), Societe Generale and Bank of Scotland, as Managing Agents,
          -----
          First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks
                                                  --------------
          have agreed to extend certain credit facilities to Borrower."

               (3) Amendment to definition of "Gaming Subsidiary".  The
                   ----------------------------------------------
definition of "Gaming Subsidiary" is hereby amended to read in full as follows:

          "'Gaming Subsidiary' means any Restricted Subsidiary of Grantor with
            -----------------
          respect to which the inclusion of Grantor's equity interest in such Subsidiary in the applicable Pledged Collateral would require compliance with one or more Gaming Laws of the State of Louisiana in connection with the execution, delivery or performance of this Agreement."

               (4) Amendment to definition of "Pledged Securities".  The
                   -----------------------------------------------
definition of "Pledged Securities" is hereby amended to read in full as follows:

          "'Pledged Securities' means (i) 100% of the shares of capital stock of
            ------------------
          Louisiana Gaming Enterprises, Inc., a Louisiana corporation ('LGEI')
                                                                        ----
          and 100% of the partnership interests owned by Grantor in Louisiana-I Gaming, a Louisiana Partnership in Commendam ('LIG', and together with
                                                         ---
          LGEI, the 'Initial Gaming Subsidiaries'), as more particularly
                     ---------------------------
          described on Schedule 1 hereto, (ii) any and all securities or
                       ----------
          partnership interests now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, (iii) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock or partnership interests of the Initial Gaming Subsidiaries, (iv) any and all additional capital stock or partnership interests of the Initial Gaming Subsidiaries, and (v) any and all securities entitlements and other equity interests and the Certificates or other written evidences representing all such equity interests (and any interest of Grantor in the entries on the books of any securities intermediary or other financial intermediary pertaining thereto) hereafter acquired by any Grantor in any future Gaming Subsidiary."

               (5) Amendment to definition of "Secured Party".  The definition
                   ------------------------------------------
of "Secured Party" is hereby amended to read in full as follows:

          "'Secured Party' means the Administrative Agent, who shall hold the
            -------------
          pledges and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Administrative Agent acting with the consent of the Requisite Banks."

               (6) Amendment to Section 3.1.  The last sentence of Section 3.1
                   ------------------------                        -----------
is hereby amended to read in full as follows:

          "The security interest and pledge created by this Section 3.1 shall
                                                            -----------
          continue in effect so long as any Obligation is owed or any commitment to extend credit to Borrower remains outstanding from Banks."

               (7) Amendment to Section 3.2.  The first sentence of Section 3.2
                   ------------------------                         -----------
is hereby amended to read in full as follows:

          "On or before the Closing Date (but in any event subject to compliance with applicable Gaming Laws), Grantor shall cause to be pledged and delivered to Secured Party the Certificates evidencing the capital stock of LGEI."

               (8)  Amendment to Section 4.  Section 4 is hereby amended to read
                    ----------------------   ---------
in full as follows:

          "4.  Security for Obligations.  This Agreement and the pledge and
               ------------------------
          security interests granted herein secure the prompt payment, in full in cash, and full performance of, all Obligations, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Borrower now or hereafter existing under the Loan Documents, all Obligations of Grantor now or hereafter existing under this Agreement, and all interest that accrues on all or any part of any of the Obligations of Borrower and/or Grantor after the filing of any petition or pleading against Borrower, Grantor or any other Person for a proceeding under any Debtor Relief Law."

               (9)  Amendment to Section 7.3.  Section 7.3 is hereby amended to
                    ------------------------   -----------
read in full as follows:

          "7.3  Irrevocable Proxy.  Grantor hereby revokes all previous proxies
                -----------------
          with regard to the Pledged Securities and, to the extent allowable under applicable Law (including, without limitation, applicable Gaming
          Laws), appoints Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders (or members, partners or other equity owners as applicable) of each Gaming Subsidiary, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders (or members, partners or other equity owners as applicable) of such Gaming Subsidiaries executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if Grantor had personally attended the meetings or had personally voted its shares (or other equity interest) or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default under the Loan Agreement. Grantor hereby authorizes Secured Party to substitute another Person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary or other appropriate office of the appropriate Gaming Subsidiary. This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Borrower remains outstanding from Banks and until such time as all Obligations have been paid and performed in full."

               (10) Amendment to Section 15.  Section 15 is hereby amended by
                    -----------------------   ----------
inserting "which is a corporation" immediately following the term "Gaming Subsidiaries" and immediately following the term "Gaming Subsidiary" where such terms appear in Section 15.
                ----------

               (11) Amendment to Section 16.  Section 16 is hereby amended by
                    -----------------------
inserting "or partnership interests" immediately following the term "capital stock" where such term appears in Section 16.
                                  ----------

               (12) Amendment to Section 18.  The first sentence of Section 18
                    -----------------------                         ----------
is hereby amended by replacing the term "Managing Agent" therein with the term "Administrative Agent".

               (13) Amendment to Schedule 1.  Schedule 1 to the Pledge Agreement
                    -----------------------
(Gaming Regulated - Louisiana) is hereby amended to read in full as set forth on Attachment "H" to this Amendment.


          I.   Amendments to Subsidiary Guaranty (General).  The Subsidiary
               -------------------------------------------
Guaranty (General) is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This SUBSIDIARY GUARANTY (GENERAL)  ("Guaranty") dated as of June 30,
                                                 --------
          1997, is made by each of the corporations and partnerships listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to Section 18 of this Guaranty (each a
                                            ----------
          "Guarantor" and collectively "Guarantors"), jointly and severally in
           ---------                    ----------
          favor of Bank of America National Trust and Savings Association, as Administrative Agent, and the Banks that are party to the Loan Agreement referred to below (referred to herein collectively and individually as "Lender"), with reference to the following facts:"
                           ------

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998, by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are
                                               --------
          parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of

          America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the
                                                           --------------
          Banks are making certain credit facilities available to Borrower."

               (3) Amendment to Definition of "Lender".  The definition of
                   -----------------------------------
"Lender" is hereby amended to read in full as follows:

          "'Lender' means the Administrative Agent (acting as the Administrative
            ------
          Agent and/or on behalf of the Banks), and the Banks, and each of them, and any one or more of them. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Lender may be exercised by the Administrative Agent, or by the Requisite Banks, or by any Bank acting with the consent of the Requisite Banks."

               (4) Amendment to Section 19.  The second sentence of Section 19
                   -----------------------                          ----------
is hereby amended to read in full as follows:

          "Upon such release of any or all such Guarantors' Obligations hereunder, Administrative Agent shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required to evidence or document the release of Lender's rights arising under this Guaranty, all as reasonably requested by, and at the sole expense of, Guarantors."

               (5) Amendment to Exhibit A.  Exhibit A to the Subsidiary Guaranty
                   ----------------------
(General) (the Instrument of Joinder) is hereby amended to read in full as set forth on Attachment "I" to this Amendment.


          J.   Amendments to Subsidiary Guaranty (Crystal Park).  The Subsidiary
               ------------------------------------------------
Guaranty (Crystal Park) is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "This SUBSIDIARY GUARANTY (CRYSTAL PARK)  ("Guaranty") dated as of
                                                      --------
          June 30, 1997, is made by Crystal Park Hotel and Casino Development Company, LLC, a California limited liability company ("Guarantor"), in
                                                                 ---------
          favor of Bank of America National Trust and Savings Association, as Administrative Agent, and the Banks that are party to the

          Loan Agreement referred to below (referred to herein collectively and individually as "Lender"), with reference to the following facts:"
                           ------

               (2) Amendment to Recital A.  Recital A is hereby amended to read
                   ----------------------
in full as follows:

          "A. Pursuant to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998, by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are
                                               --------
          parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the
                                                           --------------
          Banks are making certain credit facilities available to Borrower."

               (3) Amendment to Definition of "Lender".  The definition of
                   -----------------------------------
"Lender" is hereby amended to read in full as follows:

          "'Lender' means the Administrative Agent (acting as the Administrative
            ------
          Agent and/or on behalf of the Banks), and the Banks, and each of them, and any one or more of them. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Lender may be exercised by the Administrative Agent, or by the Requisite Banks, or by any Bank acting with the consent of the Requisite Banks."

               (4) Amendment to Section 16.  The second sentence of Section 16
                   -----------------------                          ----------
is hereby amended to read in full as follows:

          "Upon such release of Guarantor's obligations hereunder, Administrative Agent shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required to evidence or document the release of Lender's rights arising under this Guaranty, all as reasonably requested by, and at the sole expense of, Guarantor."


          K.   Amendments to New Orleans Preferred Ship's Mortgage Re: "Boomtown
               -----------------------------------------------------------------
Belle" .  The New Orleans Preferred Ship's Mortgage concerning "Boomtown Belle"
-------
is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "THIS PREFERRED SHIP MORTGAGE ("Mortgage") on the vessel "Boomtown
                                          --------
          Belle", No. 1024005, dated as of August 1, 1997, is made by Louisiana-I Gaming, a Louisiana Partnership in Commendam ("Owner") with an
                                                           -----
          office at 1050 South Prairie Avenue, Inglewood, California 90301, in favor of Bank of America National Trust and Savings Association, with an office at 555 South Flower Street, #3283, Los Angeles, California 90071, in its capacity as Administrative Agent (herein, "Mortgagee")
                                                                   ---------
          for the benefit of itself, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and the "Banks" party to the Loan Agreement referred to below (such parties being referred to herein collectively and individually as "Lenders")."
                                                                     -------

               (2) Amendment to Recital B.  Recital B is hereby amended to read
                   ----------------------
in full as follows:

          "B. The total amount of this Mortgage is $300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of the Loan Agreement referred to below)
                        ------------
          plus interest and performance of mortgage covenants and the discharge amount is the same as the total amount."

               (3) Amendment to Recital C.  Recital C is hereby amended to read
                   ----------------------
in full as follows:

          "C. Pursuant to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 entered into among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the
                                                         --------
          Mortgagee as Administrative Agent and the other Lenders (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"), the Lenders have made certain credit
                     --------------
          facilities available to Borrower which consist of, among other things, loans in the amount of $300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section
                                                                        -------
          2.11 of the Loan Agreement)."
          ----

               (4) Additional Amendments to Amount of Secured Obligations. The
                   ------------------------------------------------------
last paragraph on page 2 is hereby amended to read in full as follows:

          "TO HAVE AND TO HOLD all and singular the Vessel unto Mortgagee, its successors and assigns, forever, upon the terms herein set forth for the enforcement of the Secured Obligations, including, without limitation, the payment of $300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of the
                                                            ------------
          Loan Agreement) and interest and to secure performance of, and compliance with all agreements, covenants, terms and conditions in, this Mortgage and the Loan Documents;"

               (5) Amendment to Section 1.7.  The contents of the form of
                   ------------------------
notice set forth in Section 1.7 are hereby amended to read in full as follows:
                    -----------

          "NOTICE OF PREFERRED SHIP MORTGAGE

          This vessel is owned by Louisiana-I Gaming, a Louisiana Partnership in Commendam, and is subject to a Preferred Ship Mortgage in favor of Bank of America National Trust and Savings Association, as Mortgagee in its capacity as Administrative Agent for itself and certain Managing Agents and a certain Co-Agent and Banks party to a certain credit facility. Under the terms of the Preferred Ship Mortgage, neither the owner, any charterer, the master, nor any other person has the right, power or authority to create, incur or permit to be placed or imposed upon this vessel, its freight, profits or hire, any lien whatsoever, other than the liens explicitly permitted by the terms of the Preferred Ship Mortgage."

               (6) Amendment to Article 4.  The second full paragraph of Article
                   ----------------------
4 is hereby amended by replacing the amount "$225,000,000" in the third line thereof with the following: "$300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of the Loan
                                                     ------------
Agreement)".


          L.   Amendments to Biloxi BT Preferred Ship's Mortgage .  The Biloxi
               --------------------------------------------------
BT Preferred Ship's Mortgage is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "THIS PREFERRED SHIP MORTGAGE ("Mortgage") on the vessel Boomtown, No.
                                          --------
          1023175, dated December 30, 1997, is made by Mississippi-I Gaming, L.P., a Mississippi limited partnership ("Owner") with an office at I-
                                                    -----
          80 West and Boomtown Garson Road, Verdi, Nevada 89439, in favor of Bank of America National Trust and Savings Association, with an office at 555 South Flower Street, #3283, Los Angeles, California 90071, in its capacity as Administrative Agent (herein,

          "Mortgagee") for the benefit of itself, Societe Generale and Bank of
           ---------
          Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and the "Banks" party to the Loan Agreement referred to below (such parties being referred to herein collectively and individually as "Lenders")."
              -------

               (2) Amendment to Recital B.  Recital B is hereby amended to read
                   ----------------------
in full as follows:

          "B. The total amount of this Mortgage is $300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of the Loan Agreement referred to below)
                        ------------
          plus interest and performance of mortgage covenants and the discharge amount is the same as the total amount."

               (3) Amendment to Recital C.  Recital C is hereby amended to read
                   ----------------------
in full as follows:

          "C. Pursuant to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 entered into among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Mortgagee as Administrative Agent and the other Lenders (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"), the Lenders have agreed to make certain
                     --------------
          credit facilities available to Borrower which consist of, among other things, loans of up to $300,000,000 in principal amount (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of the Loan Agreement)."
                        ------------

               (4) Additional Amendments to Amount of Secured Obligations. The
                   ------------------------------------------------------
second full paragraph on page 2 is hereby amended to read in full as follows:

          "TO HAVE AND TO HOLD all and singular the Vessel unto Mortgagee, its successors and assigns, forever, upon the terms herein set forth for the enforcement of the Secured Obligations, including, without limitation, the payment of $300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section
                                                                        -------
          2.11 of the Loan Agreement) and interest and to secure performance of,
          ----
          and compliance with all agreements, covenants, terms and conditions in, this Mortgage and the Loan Documents;".

               (5) Amendment to Section 1.7.  The contents of the form of notice
                   ------------------------
set forth in Section 1.7 are hereby amended to read in full as follows:
             -----------

          "NOTICE OF PREFERRED SHIP MORTGAGE

          This vessel is owned by Mississippi-I Gaming, L.P., and is subject to a Preferred Ship Mortgage in favor of Bank of America National Trust and Savings Association, as Mortgagee in its capacity as Administrative Agent for itself and certain Managing Agents and a certain Co-Agent and Banks party to a certain credit facility. Under the terms of the Preferred Ship Mortgage, neither the owner, any charterer, the master, nor any other person has the right, power or authority to create, incur or permit to be placed or imposed upon this vessel, its freight, profits or hire, any lien whatsoever, other than the liens explicitly permitted by the terms of the Preferred Ship Mortgage."

               (6) Amendment to Article IV.  The second full paragraph of
                   -----------------------
Article IV is hereby amended by replacing the amount "$225,000,000" in the third line thereof with the following: "$300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of
                                                              ------------
the Loan Agreement)".


          M.   Amendments to New Orleans Preferred Ship's Mortgage Re: "Boomtown
               -----------------------------------------------------------------
Belle II" .  The New Orleans Preferred Ship's Mortgage concerning "Boomtown
----------
Belle II" is hereby amended as follows:

               (1) Amendment to Preamble.  The Preamble is hereby amended to
                   ---------------------
read in full as follows:

          "THIS PREFERRED SHIP MORTGAGE ("Mortgage") on the vessel Boomtown
                                          --------
          Belle II, No. 1028319, dated February 2, 1998, is made by Louisiana-I Gaming, a Louisiana Partnership in Commendam ("Owner") with an office
                                                         -----
          at 4132 Peters Road, P.O. Box 1385, Harvey, LA 70059, in favor of Bank of America National Trust and Savings Association, with an office at 555 South Flower Street, #3283, Los Angeles, California 90071, in its capacity as Administrative Agent (herein, "Mortgagee") for the benefit
                                                     ---------
          of itself, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and the "Banks" party to the Loan Agreement referred to below (such parties being referred to herein collectively and individually as "Lenders")."
                                                   -------

               (2) Amendment to Recital B.  Recital B is hereby amended to read
                   ----------------------
in full as follows:

          "B. The total amount of this Mortgage is $300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of the Loan Agreement referred to below)
                        ------------
          plus interest and performance of mortgage covenants and the discharge amount is the same as the total amount."

               (3) Amendment to Recital C.  Recital C is hereby amended to read
                   ----------------------
in full as follows:

          "C. Pursuant to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 entered into among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the
                                                         --------
          Mortgagee as Administrative Agent and the other Lenders (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"), the Lenders have agreed to make certain
                     --------------
          credit facilities available to Borrower which consist of, among other things, loans of up to $300,000,000 in principal amount (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of the Loan Agreement)."
                        ------------

               (4) Additional Amendments to Amount of Secured Obligations. The
                   ------------------------------------------------------
last paragraph on page 2 is hereby amended to read in full as follows:

          "TO HAVE AND TO HOLD all and singular the Vessel unto Mortgagee, its successors and assigns, forever, upon the terms herein set forth for the enforcement of the Secured Obligations, including, without limitation, the payment of $300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section
                                                                        -------
          2.11 of the Loan Agreement) and interest and to secure performance of,
          ----
          and compliance with all agreements, covenants, terms and conditions in, this Mortgage and the Loan Documents;"

               (5) Amendment to Section 1.7.  The contents of the form of
                   ------------------------
notice set forth in Section 1.7 are hereby amended to read in full as follows:
         -----------

          "NOTICE OF PREFERRED SHIP MORTGAGE

          This vessel is owned by Louisiana-I Gaming, a Louisiana Partnership in Commendam, and is subject to a Preferred Ship Mortgage in favor of Bank of America National Trust and Savings Association, as Mortgagee in its capacity as Administrative Agent for itself and certain Managing Agents and a certain Co-Agent and Banks party to a certain credit facility. Under the terms of the Preferred Ship Mortgage, neither the owner, any charterer, the master, nor any other person has the right, power or authority to create, incur or permit to be placed or imposed upon this vessel, its freight, profits or hire, any lien whatsoever, other than the liens explicitly permitted by the terms of the Preferred Ship Mortgage."

               (6) Amendment to Article IV.  The second full paragraph of
                   -----------------------
Article IV is hereby amended by replacing the amount "$225,000,000" in the third line thereof with the following: "$300,000,000 (which amount is subject to increase to $375,000,000 in accordance with the provisions of Section 2.11 of
                                                              ------------
the Loan Agreement)"

     4.   Otherwise Not Affected.  Except as expressly amended and supplemented
          ----------------------
by this Amendment, the terms and conditions of the Collateral Documents, the Subsidiary Guaranty (General), and the Subsidiary Guaranty (Crystal Park) shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.


                             HOLLYWOOD PARK, INC.,
                             a Delaware corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             HOLLYWOOD PARK OPERATING COMPANY,
                             a Delaware corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             HOLLYWOOD PARK FOOD SERVICES, INC.,
                             a California corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             HOLLYWOOD PARK FALL OPERATING CO.,
                             a Delaware corporation


                             By:  _________________________________
                                  Name:
                                  Title:

                             HP/COMPTON, INC.,
                             a California corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             HP YAKAMA, INC.,
                             a Delaware corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             TURF PARADISE, INC.,
                             an Arizona corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             LOUISIANA-I GAMING,
                             a Louisiana Partnership in Commendam


                             By:  LOUISIANA GAMING ENTERPRISES,
                                  INC., a Louisiana corporation,
                                  its general partner


                                  By:  _______________________________
                                       Name:
                                       Title:

                             LOUISIANA GAMING ENTERPRISES, INC.,
                             a Louisiana corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             BOOMTOWN, INC.,
                             a Delaware corporation


                             By:  _________________________________
                                  Name:
                                  Title:



                             BOOMTOWN HOTEL & CASINO, INC.,
                             a Nevada corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             MISSISSIPPI-I GAMING, L.P.,
                             a Mississippi limited partnership


                             By:  BAYVIEW YACHT CLUB, INC.,
                                  a Mississippi corporation, its general partner


                                  By:  __________________________
                                       Name:
                                       Title:

                             BAYVIEW YACHT CLUB, INC.,
                             a Mississippi corporation


                             By:  _________________________________
                                  Name:
                                  Title:


                             CRYSTAL PARK HOTEL AND CASINO
                             DEVELOPMENT COMPANY, LLC,
                             a California limited liability company


                             By:  HP/COMPTON, INC.,
                                  a California corporation,
                                  its managing member

                                  By:  _______________________________
                                       Name:
                                       Title:



                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as Administrative
                             Agent for the Amended Loan Agreement Banks


                             By:  _________________________________
                                  Name:
                                  Title:

                                 ATTACHMENT "A"
                                 --------------
                                       TO
                                       --
                     OMNIBUS ANCILLARY DOCUMENTS AMENDMENT
                     -------------------------------------


                                   EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                             INSTRUMENT OF JOINDER
                             ---------------------


          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
                                       -------
_________________, _____, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Bank of America
                              -------------
National Trust and Savings Association, as Administrative Agent, pursuant to the Security Agreement dated as of June 30, 1997 made by Hollywood Park, Inc., a California corporation (the "Borrower"), and each of the other Grantors party
                             --------
thereto (each a "Grantor" and collectively the "Grantors") in favor of the
                 -------                        --------
Managing Agent and the Banks described therein, as amended by that certain Omnibus Ancillary Documents Amendment dated as of October 14, 1998 (collectively, and as it may be amended from time to time, the "Security
                                                                --------
Agreement").  Terms used but not defined in this Joinder shall have the meanings
---------
defined for those terms in the Security Agreement.

                                    RECITALS
                                    --------

               (a) The Security Agreement was made by the Grantors in favor of the Administrative Agent for the ratable benefit of the Banks that are parties to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998, by and among the Borrower, the Banks which are parties thereto (the "Amended Loan Agreement Banks"),
                                           ----------------------------
     Societe Generale and Bank of Scotland as Managing Agents, First National Bank of Commerce as Co-Agent, and Bank of America National Trust and Savings Association, as the Administrative Agent (the "Loan Agreement").
                                                            --------------

               (b) Joining Party has become a Significant Subsidiary of Borrower, and as such is required pursuant to Section 5.11 of the Loan
                                                   ------------
     Agreement to become a Grantor.

               (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                   AGREEMENT
                                   ---------

          (1) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 16 of the Security Agreement. Joining Party agrees that,
            ----------
upon its execution hereof, it will become a Grantor under the Security Agreement with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Security Agreement.

               (2) The effective date of this Joinder is _________, _____.

                                           "Joining Party"

                                           _________________________________

                                           a _________________________



                                           By:______________________________

                                           Title:___________________________


ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Administrative Agent



By:__________________________

Title:_______________________

                                 ATTACHMENT "C"
                                 --------------
                                       TO
                                       --
                     OMNIBUS ANCILLARY DOCUMENTS AMENDMENT
                     -------------------------------------


                                   EXHIBIT A
                                       TO
                     TRADEMARK SECURITY INTEREST ASSIGNMENT

                             INSTRUMENT OF JOINDER
                             ---------------------

          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
                                       -------
_________________, _____, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Bank of America
                              -------------
National Trust and Savings Association, as Administrative Agent, pursuant to the Trademark Security Interest Assignment dated as of June 30, 1997 made by Hollywood Park, Inc., a California corporation (the "Borrower"), and each of the
                                                     --------
other Grantors party thereto (each a "Grantor" and collectively the "Grantors")
                                      -------                        --------
in favor of the Managing Agent and the Banks described therein, as amended by that certain Omnibus Ancillary Documents Amendment dated as of October 14, 1998 (collectively, and as it may be amended from time to time, the "Trademark
                                                                ---------
Assignment").  Terms used but not defined in this Joinder shall have the
----------
meanings defined for those terms in the Trademark Assignment.

                                    RECITALS
                                    --------

               (a) The Trademark Assignment was made by the Grantors in favor of the Administrative Agent for the ratable benefit of the Banks that are parties to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 (the "Amended Loan Agreement"), by
                                                  ----------------------
     and among Borrower, Societe Generale and Bank of Scotland as Managing Agents, First National Bank of Commerce as Co-Agent, Bank of America National Trust and Savings Association, as Administrative Agent, and the Banks which are parties thereto (the "Amended Loan Agreement Banks").
                                           ----------------------------

               (b) Joining Party has become a Significant Subsidiary of Borrower, and as such is required pursuant to Section 5.11 of the Amended
                                                   ------------
     Loan Agreement to become a Grantor.

               (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Amended Loan Agreement.

          NOW THEREFORE, Joining Party agrees as follows:

                                   AGREEMENT
                                   ---------

          (1) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 10 of the Trademark Assignment. Joining Party agrees that,
            ----------
upon its execution hereof, it will become a Grantor under the Trademark Assignment with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Trademark Assignment.

          (2) Attached hereto as Schedule 1 is a complete list of all of Joining Party's trademarks, trade names, trade styles, and service marks which shall also constitute "Collateral" as defined in the Trademark Assignment.

               (3) The effective date of this Joinder is _________, _____.

                                   "Joining Party"

                                   _________________________________
                                   a _________________________



                                   By:______________________________

                                   Title:___________________________

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Administrative Agent



By:__________________________

Title:_______________________


                       [attach notarial acknowledgments]

                                  SCHEDULE 1
                                  ----------
                           to Instrument of Joinder
                           ------------------------

                        Existing and Pending Trademarks
                        -------------------------------


Name of Joining Party: _____________________________


                                       Registration          Registration
Mark           Class                      Number                 Date
----           -----                   ------------          ------------

                                 ATTACHMENT "D"
                                 --------------
                                       TO
                                       --
                     OMNIBUS ANCILLARY DOCUMENTS AMENDMENT
                     -------------------------------------


                                   EXHIBIT A
                                       TO
                           PLEDGE AGREEMENT (GENERAL)

                             INSTRUMENT OF JOINDER
                             ---------------------


          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ____________,
                                       -------
_____, by ________________________, a ___________________ ("Joining Party"), and
                                                            -------------
delivered to Bank of America National Trust and Savings Association, as Administrative Agent, pursuant to the Pledge Agreement (General) dated as of June 30, 1997, as made by Hollywood Park, Inc., a Delaware corporation, and each of the other Grantors party thereto (each a "Grantor", and collectively, the
                                             -------
"Grantors") in favor of the Managing Agent and the Banks described therein, as
 --------
amended by that certain Omnibus Ancillary Documents Amendment dated as of October 14, 1998 (collectively, and as it may be amended from time to time, the "Agreement"). Terms used but not defined in this Joinder shall have the
 ---------
meanings defined for those terms in the Agreement.

                                    RECITALS
                                    --------

               (a) The Agreement was made by the Grantors in favor of the Administrative Agent for the ratable benefit of the Banks that are parties to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 (the "Loan Agreement") by and among Hollywood
                                        --------------
     Park, Inc., a Delaware corporation, the Banks which are parties thereto (the "Amended Loan Agreement Banks"), Societe Generale and Bank of Scotland
           ----------------------------
     as Managing Agents, First National Bank of Commerce as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent.

               (b) Joining Party is a Subsidiary Guarantor of Borrower, and is required pursuant to Section 5.10 of the Loan Agreement and the Agreement
                          ------------
     to become a Grantor.

               (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                   AGREEMENT
                                   ---------

          (1) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 14 of the Agreement. Joining Party agrees that, upon its
            ----------
execution hereof, it will become a Grantor under the Agreement with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Agreement;

          (2) Concurrently with the execution hereof, Joining Party shall cause to be pledged and delivered to Secured Party the Certificates evidencing the capital stock of the Subsidiaries listed on Schedule 1 hereto and the
                                            ----------
Intercompany Notes listed on Schedule 2 hereto.  All Certificates and
                             ----------
Intercompany Notes delivered to Secured Party shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. All Certificates and Intercompany Notes delivered pursuant to this Joinder shall also be considered "Certificates" and "Intercompany Notes" and shall constitute additional "Pledged Collateral" as defined in the Agreement; and

               (3) The effective date of this Joinder is _________, ______.

                                    "Joining Party"

                                    ___________________________,

                                    a _________________________


                                    By:_____________________________

                                    Title:__________________________

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Administrative Agent



By:__________________________

Title:_______________________

                                  SCHEDULE 1
                                  ----------
                           to Instrument of Joinder
                           ------------------------

                              PLEDGED SECURITIES
                              ------------------



Joining Party:______________________

                              Class      Stock      Number   Percentage
Stock                          of      Certificate    of        of
Issuer                        Stock      No(s).     Shares   Ownership
------                        -----    -----------  ------   ----------


                                   SCHEDULE 2
                                   ----------
                            to Instrument of Joinder
                            ------------------------

                               INTERCOMPANY NOTES
                               ------------------

                                ATTACHMENT "I"
                                --------------
                                      TO
                                      --
                     OMNIBUS ANCILLARY DOCUMENTS AMENDMENT
                     -------------------------------------



                                   EXHIBIT A
                                      TO
                        SUBSIDIARY  GUARANTY (GENERAL)

                             INSTRUMENT OF JOINDER
                             ---------------------


       THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
                                    -------
_________________, _____, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Bank of America
                              -------------
National Trust and Savings Association, as Administrative Agent, pursuant to the Subsidiary Guaranty (General) dated as of June 30, 1997 made by Hollywood Park Operating Company, a California corporation, and each of the other Guarantors party thereto (each a "Guarantor", and collectively, the "Guarantors") in favor
                       ---------                          ----------
of the Managing Agent and the Banks described therein, as amended by that certain Omnibus Ancillary Documents Amendment dated as of October 14, 1998 (collectively, and as it may be amended from time to time, the "Guaranty").
                                                                --------
Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS
                                    --------

                 (a) The Guaranty was made by the Guarantors in favor of the Administrative Agent for the benefit of the Banks that are parties to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998, by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are parties thereto
                                 --------
          (the "Amended Loan Agreement Banks"), Societe Generale and Bank of
                ----------------------------
          Scotland as Managing Agents, First National Bank of Commerce as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").
                                     ---------------

                 (b) Joining Party has become a Subsidiary Guarantor of Borrower, and as such is required pursuant to Section 5.11 of the Loan
                                                        ------------
          Agreement to become an additional Guarantor.

                 (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                   AGREEMENT
                                   ---------

            (1) By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 18 of the Guaranty. Joining Party agrees that, upon its
            ----------
execution hereof, it will become a Guarantor under the Guaranty with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

            (2) The effective date of this Joinder is _________, ______.

                                        "Joining Party"

                                        _________________________________

                                        a _________________________



                                        By:    __________________________

                                        Title: ___________________________



ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Administrative Agent



By:     _______________________

Title:  _______________________

                                   EXHIBIT J
                                   ---------

                              PRICING CERTIFICATE
                              -------------------


TO: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT

          This Pricing Certificate is delivered with reference to that certain Amended and Restated Reducing Revolving Loan Agreement (the "Loan Agreement")
                                                             --------------
dated as of October ___, 1998, among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are parties thereto, Societe Generale
              --------
and Bank of Scotland as Managing Agents, First National Bank of Commerce as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan
                                 --------------
Agreement and not otherwise defined in this Pricing Certificate ("Certificate")
                                                                  -----------
shall have the meanings defined for them in the Loan Agreement.

          This Certificate is delivered in accordance with Section 7.1(c) of the
                                                           --------------
Loan Agreement by a Senior Officer of Borrower. This Certificate is delivered with respect to the Pricing Period commencing ___________, [19]___, and ending on ___________, [19]___ (the "Subject Pricing Period"). Computations used to
                              ----------------------
determine the Applicable Pricing Level for the Subject Pricing Period are set forth below:


I.   Calculations.
     ------------

     A.   APPLICABLE PRICING LEVEL.  Subject to later adjustment as provided in
          ------------------------
the Loan Agreement, the Applicable Pricing Level for the Subject Pricing Period shall be Level ______/1//. The Applicable Pricing Level was determined based on the Funded Debt Ratio computed as of the last day of the Fiscal Quarter ended _______________, [19]___ (the "Determination Date") .
                               ------------------

     B.   FUNDED DEBT RATIO.  As of the Determination Date, the Funded Debt
          -----------------                                     -----------
Ratio was____:1.00.
-----


--------------
/1// Insert Level I, II, III, IV, V or VI in accordance with the terms of the Loan Agreement based upon the determination of Funded Debt Ratio.


     Funded Debt Ratio is computed as follows:

          (a) Average Quarterly Funded Debt as of  the Determination Date (as
          calculated below)                                                              $______

          divided by (b) Adjusted EBITDA for the Fiscal Quarter ending on the
          ----------
          Determination Date and the three (3) immediately preceding Fiscal
          Quarters (the "Test Period") (as calculated below)                             $______

          equals Funded Debt Ratio [(a)/(b)]                                          _____:1.00
          ------

     C.   AVERAGE QUARTERLY FUNDED DEBT -- COMPONENT CALCULATIONS. In the above
          -------------------------------------------------------
computation, Average Quarterly Funded Debt as of the Determination Date is
calculated as follows:

          the average of the sum of (a) the amount of all principal Indebtedness
                             ---
          of Borrower and the Restricted Subsidiaries for borrowed money

          (including debt securities issued by Borrower and the Restricted
          ----------
          Subsidiaries, but excluding (i) so long as the Louisiana First
                            ---------
          Mortgage Notes are outstanding, any Funded Debt of the CMC Louisiana
          Subsidiaries and (ii) any Funded Debt of Foreign Subsidiaries) on the
          last day of each of the three fiscal months comprising the Fiscal
          Quarter ending on the Determination Date (the "Test Fiscal Quarter")           $______


          plus (b) the aggregate amount of the principal portion of all Capital
          ----
          Lease Obligations of Borrower and the Restricted Subsidiaries on the
          last day of each of the three fiscal months comprising the Test Fiscal
          Quarter                                                                        $______

     equals Average Quarterly Funded Debt [(a)+(b)]                                      $______
     ------

     D.   ADJUSTED EBITDA - COMPONENT CALCULATIONS.  In the above calculation,
          ----------------------------------------
Adjusted EBITDA for the Test Period is calculated as follows, in each case as determined in accordance with Generally Accepted Accounting Principles, and in the case of items (d), (e) and (f) only to the extent reflected in the determination of item (a) for such Test Period:


          (a) consolidated net income of Borrower and the Restricted
          Subsidiaries ("Net Income") for the Test Period                                    $______

          plus (b) any extraordinary loss reflected in Net Income for the Test
          ----
          Period                                                                             $______

          minus (c) any extraordinary gain reflected in Net Income for the Test
          -----
          Period                                                                             ($______)

          plus (d) Interest Expense for the Test Period (which is the sum of (x)
          ----
          and (y) set forth below)                                                           $______

               (x) all interest, fees and finance charges paid or payable
               (without duplication, on a consolidated basis) for the Test
               Period by Borrower and the Restricted Subsidiaries to a lender for money borrowed (including any obligations for fees and finance charges payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered
               "interest expense" under Generally Accepted Accounting Principles

                                    $__________

               plus (y) the portion of rent paid or payable (without
               ----
               duplication, on a consolidated basis) for the Test Period by
               Borrower and the Restricted Subsidiaries under Capital Lease
               Obligations that should be treated as interest in accordance with
               Financial Accounting Standards Board Statement No. 13

                                    $___________

               Interest Expense [(x)+(y)] equals                                             $______
                                          ------

          plus (e) the aggregate amount of federal and state taxes on or
          ----
          measured by income for the Test Period (whether or not payable during
          the Test Period)                                                                   $______

          plus (f) depreciation, amortization and all other non-cash expenses
          ----
          for the Test Period                                                                $______

          equals EBITDA [(a)+(b)-(c)+(d)+(e)+(f)]                                            $______
                 ------



          plus (g) any pre-opening and related promotional expenses recorded
          ----
          during that fiscal period for a new Gaming Property                                $______

          plus (h) any transactional expenses incurred in connection with the
          ----
          acquisition of a new Gaming Property                                               $______

          plus (i) the amount by which EBITDA for the Test Period would have
          ----
          been increased if the Merger had occurred on the first day of the Test
          Period, but excluding (i) so long as the Louisiana First Mortgage
          Notes are outstanding, EBITDA attributable to the CMC Louisiana
          Subsidiaries and (ii) EBITDA attributable to any Foreign Subsidiary except to the extent actually received in Dollars in the United States
          ------
          of America by Borrower, net of all taxes thereon imposed by the Laws of a jurisdiction other than the United States of America or a State
                            ----------
          thereof.  EBITDA of a Foreign Subsidiary shall be deemed "received"
          (y) to the extent a dividend is paid to Borrower by the Foreign
          Subsidiary, when such dividend is received in Dollars in the United
          States of America and (z) to the extent that amounts are advanced as a loan to Borrower by the Foreign Subsidiary, when such advance is received in Dollars in the United States of America provided that (A)
                                                              --------
          the aggregate outstanding amount of such advances shall at no time exceed the aggregate EBITDA of the Foreign Subsidiary attributable to
          Borrower's proportionate ownership of such Foreign Subsidiary which has not previously been dividend to Borrower and (B) the Indebtedness of Borrower to the Foreign Subsidiary arising from such advances is cancelled and offset by a dividend (which dividend shall not be deemed
          "received" for purposes of clause (y) above) paid by the Foreign
          Subsidiary to Borrower with respect to each Fiscal Year within three months following the end of that Fiscal Year.  If at any date the
          Louisiana First Mortgage Notes are not outstanding, EBITDA of the CMC
          Louisiana Subsidiaries shall be included in Adjusted EBITDA for the
          Test Period                                                                        $______

     equals Adjusted EBITDA [EBITDA+(g)+(h)+(i)]                                             $______
     ----------------------

II. I further certify that the calculations made and the information contained herein are derived from the books and records of Borrower and its Restricted Subsidiaries, as applicable, and that each and every matter correctly reflects those books and records.

          IN WITNESS WHEREOF, I have signed this Certificate on this _______ day of __________, [19]___.



                                    ____________________________________

                                    ____________________________________
                                      Printed Name and Title of Senior
                                      Officer of Hollywood Park, Inc.

                                   EXHIBIT K
                                   ---------

                         REQUEST FOR LETTER OF CREDIT
                         ----------------------------


     1. This REQUEST FOR LETTER OF CREDIT is executed and delivered by Hollywood Park, Inc., a Delaware corporation ("Borrower") to Bank of America
                                               --------
National Trust and Savings Association, as the Issuing Bank, pursuant to Sections 2.4 and 8.3 of that certain Amended and Restated Reducing Revolving
------------     ----
Loan Agreement (as amended, modified or extended, the "Agreement") dated as of
                                                       ---------
October 14, 1998, among Borrower, the Banks which are parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

     2. Borrower hereby requests that the Issuing Bank issue a Letter of Credit as follows:

          (a) Amount of Letter of Credit: $_______________.

          (b) Date of Issuance: ________________, ____.

          (c) Beneficiary under Letter of Credit:

                    Name:  _______________________________

                    Address:  ____________________________

                              ____________________________

                              ____________________________

          (d) Expiry Date:  __________________, ____.

          (e) Purpose of Letter of Credit: _____________________

               ____________________________________________.

          (f) Additional Information/Terms: __________________

               ____________________________________________.

     3.   The requested Letter of Credit is (check one box only):

          [_]   a new Letter of Credit in addition to Letters of Credit already outstanding.


          [_] a supplement, modification, amendment, renewal, or extension to or of the following outstanding Letter(s) of Credit: [identify]
                                                            --------


     4. In connection with the issuance of the Letter of Credit requested herein, Borrower represents, warrants and certifies to the Banks that:

          (a) Now and as of the date of the issuance of the requested Letter of Credit, except (i) for representations and warranties which expressly speak
             ------
     as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Banks, each representation and warranty made by Borrower in Article 4 of the Agreement (other than
                                  ---------                   ----------
     Sections 4.4(a), 4.6 (first sentence), 4.10 and 4.17) will be true and
              ------  ---                   ----     ----
     correct, both immediately before such Letter of Credit is issued and after giving effect to such Letter of Credit, as though such representations and warranties were made on and as of the date of such Letter of Credit;

          (b) Other than matters described in Schedule 4.10 to the Agreement or
              ----------                      -------------
     not required as of the Closing Date to be described therein, there is not any action, suit, proceeding or investigation pending or threatened against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

          (c) Now and as of the date of the requested Letter of Credit, no Default or Event of Default presently exists or will have occurred and be continuing as a result of the issuance of the Letter of Credit; and

          (d) Following the issuance of the Letter of Credit requested herein,
     (i) the Aggregate Effective Amount under all outstanding Letters of Credit will not exceed $30,000,000, and (ii) the sum of (A) the aggregate
                                               ---
     principal amount
     outstanding under the Notes, plus (B) the Aggregate Effective Amount of
                                  ----
     all outstanding Letters of Credit, plus (C) the Aggregate Effective
                                        ----
     Amount of all outstanding Outside Letters of Credit, plus (D) the Swing
                                                          ----
     Line Outstandings will not exceed the applicable Commitment.

     5. Attached hereto is an Application for Letter of Credit on the form provided to Borrower by the Issuing Bank.

     6. This Request for Letter of Credit is executed on _____________, _____. The undersigned hereby certifies each and every matter contained herein to be true and correct.


                                         HOLLYWOOD PARK, INC.,
                                         a Delaware corporation



                                         By:___________________________

                                         Title:________________________

                                   EXHIBIT L
                                   ---------

                                REQUEST FOR LOAN
                                ----------------


          1. This REQUEST FOR LOAN is executed and delivered by Hollywood Park, Inc., a Delaware corporation ("Borrower"), to Bank of America National
                                     --------
Trust and Savings Association, as Administrative Agent, pursuant to Sections 2.1
                                                                    ------------
and 8.3 of that certain Amended and Restated Reducing Revolving Loan Agreement
    ---
(as amended, modified or extended, the "Agreement") dated as of October 14,
                                        ---------
1998, among Borrower, the Banks which are parties thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

          2. Borrower hereby requests that the Banks make a Loan pursuant to the Agreement as follows:

     (a) Amount of Requested Loan: $______________

     (b) Date of Requested Loan: _________________

     (c) Type of Requested  Loan (Check one box only):

         [_]   Alternate Base Rate


         [_]   Eurodollar Rate for a Eurodollar Period of ________ Months/1//


          3.   In connection with the request, Borrower certifies that:

               (a) Now and as of the date of the requested Loan, except (i) for
                                                                 ------
     representations and warranties which expressly speak as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Banks, each representation and warranty made by Borrower in

-----------------

/1//    Specify whether 1, 2, 3 or 6-month Eurodollar Period (or with the written consent of all of the Banks, any other period).

     Article 4 of the Agreement (other than Sections 4.4(a), 4.6
     ---------                   ----------          ------  ---
     (first sentence), 4.10 and 4.17) will be true and correct, both
                       ----      ----
     immediately before and after giving effect to such Loan, as though such representations and warranties were made on and as of that date;

               (b) Other than matters described in Schedule 4.10 to the
                   ----------                      -------------
     Agreement or not required as of the Closing Date to be described therein, there is not any action, suit, proceeding or investigation pending or threatened against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect; and

               (c) Now and as of the date of the requested Loan, no Default or Event of Default presently exists or will have occurred and be continuing as a result of the Loan.

          4. This Request for Loan is executed on __________, _____. The undersigned hereby certifies each and every matter contained herein to be true and correct.


                                        HOLLYWOOD PARK, INC.,
                                        a Delaware corporation



                                        By:___________________________

                                        Title:________________________

                                      -2-